                                                                     EXHIBIT 4.7

                                                                  EXECUTION COPY

================================================================================

                            SANMINA-SCI CORPORATION,
                                    as Issuer

                          THE GUARANTORS PARTY HERETO,
                                  as Guarantors

                                       and

            STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.,
                                   as Trustee

                      ------------------------------------

                                    INDENTURE

                          Dated as of December 23, 2002

                                  $750,000,000

                10.375% Senior Secured Notes due January 15, 2010

                      ------------------------------------

================================================================================

                             SANMINA-SCI CORPORATION

               Reconciliation and tie between Trust Indenture Act
              of 1939 and Indenture, dated as of December 23, 2002

TRUST INDENTURE ACT SECTION                                   INDENTURE SECTION
---------------------------                                   -----------------
Section 310(a)(1)...........................................       609
(a)(2)......................................................       609
(a)(3)......................................................       Not Applicable
(a)(4)......................................................       Not Applicable
(a)(5)......................................................       Not Applicable
(b).........................................................       608
(c).........................................................       Not Applicable
Section 311(a)..............................................       613
(b).........................................................       613
(c).........................................................       Not Applicable
Section 312(a)..............................................       701, 702
(b).........................................................       702
(c).........................................................       702
Section 313(a)..............................................       703
(b)(1)......................................................       703, 1103
(b)(2)......................................................       703
(c).........................................................       703
(d).........................................................       703
Section 314(a)..............................................       704, 1020
(b).........................................................       1101
(c)(1)......................................................       102
(c)(2)......................................................       102
(c)(3)......................................................       Not Applicable
(d).........................................................       1103
(e).........................................................       102
(f).........................................................       Not Applicable
Section 315(a)..............................................       601
(b).........................................................       602
(c).........................................................       601
(d).........................................................       601
(d)(1)......................................................       601
(e).........................................................       514
Section 316(a)(last sentence)...............................       501
(a)(l)(A)...................................................       104, 501, 503, 512
(a)(l)(B)...................................................       501, 513
(a)(2)......................................................       Not Applicable
(b).........................................................       508
Section 317(a)(1)...........................................       503
(a)(2)......................................................       504
(b).........................................................       1003
Section 318(a)..............................................       107

-------------------
Note:   This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                             Page

                                   ARTICLE ONE
                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION
SECTION 101. Definitions..................................................     1
SECTION 102. Compliance Certificates and Opinions.........................    42
SECTION 103. Form of Documents Delivered to Trustee.......................    43
SECTION 104. Acts of Holders; Record Date.................................    43
SECTION 105. Notices, Etc., to Trustee and Company........................    46
SECTION 106. Notice to Holders; Waiver....................................    46
SECTION 107. Conflict with Trust Indenture Act............................    46
SECTION 108. Effect of Headings and Table of Contents.....................    47
SECTION 109. Successors and Assigns.......................................    47
SECTION 110. Separability Clause..........................................    47
SECTION 111. Benefits of Indenture........................................    47
SECTION 112. Governing Law................................................    47
SECTION 113. Legal Holidays...............................................    47
SECTION 114. Indenture and Securities Solely Corporate Obligations........    47
SECTION 115. Counterparts.................................................    48

                                   ARTICLE TWO
                                   NOTE FORMS

SECTION 201. Forms Generally..............................................    48
SECTION 202. Restrictive Legends..........................................    49

                                  ARTICLE THREE
                                    THE NOTES

SECTION 301. Title and Terms..............................................    50
SECTION 302. Denominations................................................    51
SECTION 303. Execution, Authentication, Delivery and Dating...............    51
SECTION 304. Temporary Notes..............................................    53
SECTION 305. Registration, Registration of Transfer and Exchange
               Generally; Certain Transfers and Exchanges; Securities Act
               Legend.....................................................    53
SECTION 306. Mutilated, Destroyed, Lost and Stolen Notes..................    60
SECTION 307. Payment of Interest; Interest Rights Preserved...............    60
SECTION 308. Persons Deemed Owners........................................    61
SECTION 309. Cancellation.................................................    62
SECTION 310. Computation of Interest......................................    62
SECTION 311. CUSIP Numbers................................................    62
SECTION 312. Issuance of Additional Notes.................................    63
SECTION 313. Designation of Notes as Senior Debt..........................    63

Indenture

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

SECTION 401. Satisfaction and Discharge of Indenture......................    63
SECTION 402. Application of Trust Money...................................    65

                                  ARTICLE FIVE
                                    REMEDIES

SECTION 501. Events of Default............................................    65
SECTION 502. Acceleration of Maturity; Rescission and Annulment...........    68
SECTION 503. Collection of Debt and Suits for Enforcement by Trustee......    69
SECTION 504. Trustee May File Proofs of Claim.............................    70
SECTION 505. Trustee May Enforce Claims Without Possession of Notes.......    70
SECTION 506. Application of Money Collected...............................    70
SECTION 507. Limitation on Suits and Remedies.............................    71
SECTION 508. Unconditional Right of Holders to Receive Principal, Premium
               and Interest...............................................    72
SECTION 509. Restoration of Rights and Remedies...........................    72
SECTION 510. Rights and Remedies Cumulative...............................    72
SECTION 511. Delay or Omission Not Waiver.................................    72
SECTION 512. Control by Holders...........................................    72
SECTION 513. Waiver of Past Defaults......................................    73
SECTION 514. Undertaking for Costs........................................    73
SECTION 515. Waiver of Stay or Extension Laws.............................    74

                                   ARTICLE SIX
                                   THE TRUSTEE

SECTION 601. Certain Duties and Responsibilities..........................    74
SECTION 602. Notice of Defaults...........................................    74
SECTION 603. Certain Rights of Trustee....................................    74
SECTION 604. Not Responsible for Recitals or Issuance of Notes............    76
SECTION 605. May Hold Notes...............................................    77
SECTION 606. Money Held in Trust..........................................    77
SECTION 607. Compensation and Reimbursement...............................    77
SECTION 608. Disqualification: Conflicting Interests......................    77
SECTION 609. Corporate Trustee Required; Eligibility......................    78
SECTION 610. Resignation and Removal; Appointment of Successor............    78
SECTION 611. Acceptance of Appointment by Successor.......................    79
SECTION 612. Merger, Conversion, Consolidation or Succession to Business..    79
SECTION 613. Preferential Collection of Claims Against Company............    80
SECTION 614. Appointment of Authenticating Agent..........................    80

                                  ARTICLE SEVEN
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701. Company to Furnish Trustee Names and Addresses of Holders....    82

Indenture

SECTION 702. Preservation of Information; Communications to Holders.......    82
SECTION 703. Reports by Trustee...........................................    82
SECTION 704. Reports by Company...........................................    82

                                  ARTICLE EIGHT
                   MERGERS, CONSOLIDATION AND SALE OF PROPERTY

SECTION 801. The Company May Consolidate, etc. only on Certain Terms......    83
SECTION 802. The Notes Guarantors May Consolidate, etc. only on Certain
               Terms......................................................    84

                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

SECTION 901. Supplemental Indentures Without Consent of Holders...........    85
SECTION 902. Supplemental Indentures with Consent of Holders..............    86
SECTION 903. Execution of Supplemental Indentures.........................    87
SECTION 904. Effect of Supplemental Indentures............................    87
SECTION 905. Conformity with Trust Indenture Act..........................    88
SECTION 906. Reference in Notes to Supplemental Indentures................    88
SECTION 907. Notice of Supplemental Indenture.............................    88

                                   ARTICLE TEN
                                    COVENANTS

SECTION 1001. Payment of Principal, Premium and Interest..................    88
SECTION 1002. Maintenance of Office or Agency.............................    89
SECTION 1003. Money for Note Payments to be Held in Trust.................    89
SECTION 1004. Corporate Existence.........................................    90
SECTION 1005. Maintenance of Properties...................................    90
SECTION 1006. Payment of Taxes and Other Claims...........................    90
SECTION 1007. Maintenance of Insurance....................................    91
SECTION 1008. Limitation on Debt..........................................    91
SECTION 1009. Limitation on Restricted Payments...........................    92
SECTION 1010. Limitation on Restrictions on Distributions from Restricted
                Subsidiaries..............................................    96
SECTION 1011. Limitation on Liens.........................................    98
SECTION 1012. Limitation on Sale and Leaseback Transactions...............    98
SECTION 1013. Limitation on Asset Sales...................................    99
SECTION 1014. Limitation on Transactions with Affiliates..................   102
SECTION 1015. Repurchase at the Option of Holders upon a Change of Control   103
SECTION 1016. Designation of Restricted and Unrestricted Subsidiaries.....   104
SECTION 1017. Payments for Consent........................................   104
SECTION 1018. Limitation on Layered Debt..................................   105
SECTION 1019. Available Information.......................................   105
SECTION 1020. Statement by Officers as to Default; Compliance Certificates   105
SECTION 1021. Waiver of Certain Covenants.................................   106
SECTION 1022. [Intentionally Omitted].....................................   106
SECTION 1023. Covenants After Fall-Away Event.............................   106

Indenture

                                 ARTICLE ELEVEN
                                SECURITY INTEREST

SECTION 1101. Grant of Security Interest..................................   107
SECTION 1102. Release of Security Interest................................   108
SECTION 1103. Documents to be Delivered Prior to Release of Security
                Interest..................................................   109
SECTION 1104. Pledge of Additional Collateral.............................   110
SECTION 1105. Amendment to Security Documents.............................   111

                                 ARTICLE TWELVE
                               REDEMPTION OF NOTES

SECTION 1201. Right of Redemption.........................................   111
SECTION 1202. Applicability of Article....................................   112
SECTION 1203. Election to Redeem; Notice to Trustee.......................   112
SECTION 1204. Selection by Trustee of Notes to be Redeemed................   112
SECTION 1205. Notice of Redemption........................................   113
SECTION 1206. Deposit of Redemption Price.................................   114
SECTION 1207. Notes Payable on Redemption Date............................   114
SECTION 1208. Notes Redeemed in Part......................................   114

                                ARTICLE THIRTEEN
                                   GUARANTEES

SECTION 1301. Notes Guarantee.............................................   115
SECTION 1302. Execution and Delivery of the Notes Guarantees..............   116
SECTION 1303. Limitation on Notes Guarantors' Liability...................   117
SECTION 1304. Rights under the Notes Guarantees...........................   117
SECTION 1305. Primary Obligations.........................................   118
SECTION 1306. Notes Guarantee by Future Domestic Subsidiaries.............   118
SECTION 1307. Release of Notes Guarantors.................................   119

                                ARTICLE FOURTEEN
                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1401. Company's Option to Effect Defeasance or Covenant Defeasance   119
SECTION 1402. Defeasance and Discharge....................................   120
SECTION 1403. Covenant Defeasance.........................................   120
SECTION 1404. Conditions to Defeasance or Covenant Defeasance.............   120
SECTION 1405. Deposited Money and U.S. Government Obligations to be Held
                in Trust; Other Miscellaneous Provisions..................   122
SECTION 1406. Reinstatement...............................................   123

Exhibit A         Form of Note                                               A-1
Exhibit B         Regulation S Certificate                                   B-1
Exhibit C         Form of Restricted Notes Certificate                       C-1
Exhibit D         Form of Unrestricted Notes Certificate                     D-1
Exhibit E         Form of Notes Guarantee                                    E-1

Indenture

                  INDENTURE, dated as of December 23, 2002, among Sanmina-SCI Corporation, a corporation duly organized and existing under the laws of the State of Delaware, as issuer (herein called the "Company"), having its principal executive offices at 2700 North First Street, San Jose, California 95134, the Notes Guarantors (as defined herein) and State Street Bank and Trust Company of California, N.A., as trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

                  The Company has duly authorized the creation of an issue of its 10.375% Senior Secured Notes due January 15, 2010, of substantially the tenor and amount hereinafter set forth herein, and to provide therefor the Company and the Notes Guarantors have duly authorized the execution and delivery of this Indenture. The Notes may consist of any of or all of Original Notes, Additional Notes or Exchange Notes, each as defined herein. The Original Notes, Additional Notes and the Exchange Notes shall rank pari passu with one another, shall together constitute a single class and series of securities and will vote together as one series of securities under this Indenture.

                  All things necessary to make the Notes, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

                  All things necessary to make the Notes Guarantees, when executed by the Notes Guarantors and delivered hereunder, the valid obligations of the Notes Guarantors, and to make this Indenture a valid agreement of the Notes Guarantors, in accordance with their and its terms, have been done.

                  This Indenture is subject to, and shall be governed by, the same provisions of the Trust Indenture Act that are required to be a part of and govern indentures qualified under the Trust Indenture Act.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders, as follows:

                                  ARTICLE ONE
                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

                  SECTION 101.  Definitions.

                  (a) For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                           (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

Indenture

                           (2) all other terms used herein which are defined in the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), either directly or by reference therein, have the meanings assigned to them therein;

                           (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States (whether or not such is indicated herein), and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" or "GAAP" with respect to any financial or accounting computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States as in effect from time to time;

                           (4) unless the context otherwise requires, any reference to an "Article" or a "Section", or to an "Exhibit" or a "Schedule", refers to an Article or Section of, or to an Exhibit or a Schedule attached to, this Indenture, as the case may be;

                           (5) unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time;

                           (6) unless otherwise specifically set forth herein, all calculations or determinations of a Person shall be performed or made on a consolidated basis in accordance with GAAP;

                           (7) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                           (8) except as otherwise specifically provided in this Indenture, whenever the covenant or default provisions or definitions in this Indenture refer to an amount in U.S. dollars, that amount will be deemed to refer to the U.S. Dollar Equivalent of the amount of any obligation denominated in any other currency or currencies, including composite currencies. Any determination of U.S. Dollar Equivalent for any purpose under this Indenture will be determined as of a date of determination as described in the definition of "U.S. Dollar Equivalent" and, in any case, no subsequent change in the U.S. Dollar Equivalent after the applicable date of determination will cause such determination to be modified.

                  (b) Certain terms, used principally in Article Ten, are defined in that Article. Other terms are defined as follows:

                  "Acquired Debt" means Debt of a Person (a) outstanding on the date on which such Person becomes a Restricted Subsidiary or (b) assumed in connection with the acquisition of assets from such Person. Acquired Debt shall be deemed to be Incurred on the date the acquired Person becomes a Restricted Subsidiary or the date of the related acquisition of assets from such Person.

Indenture

                  "Act", when referring to the Act of Holders, shall have the meaning set forth in Section 104.

                  "Additional Assets" means:

                  (a) any Property (other than cash, Cash Equivalents and securities) to be owned by the Company or any Restricted Subsidiary and used in a Permitted Business, including, without limitation, receivables repurchased in connection with a Receivables Program;

                  (b) Capital Stock of a Person that becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the Company or another Restricted Subsidiary from any Person other than the Company or an Affiliate of the Company; provided, however, that, in the case of this clause
(b), such Restricted Subsidiary is primarily engaged in a Permitted Business;
and

                  (c) any Permitted Investment (other than as described in clauses (a), (b) (insofar as the Investment is made in a Restricted Subsidiary) or (d) of the definition of "Permitted Investment").

                  "Additional Notes" means additional Notes that may be issued under this Indenture after the date that the Original Notes are first issued by the Company and authenticated by the Trustee under this Indenture, which shall rank pari passu with the Original Notes initially issued in all respects. Additional Notes shall include Notes of like terms and tenor issued in exchange for Additional Notes and any Successor Notes in respect thereof.

                  "Affiliate" of any specified Person means:

                  (a) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; or

                  (b) any other Person who is a director or executive officer of:

                           (1)      such specified Person;

                           (2)      any Subsidiary of such specified Person; or

                           (3) any Person described in clause (a) of this definition.

                  For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For purposes of Sections 1013 and 1014 and the definition of "Additional Assets" only, "Affiliate" shall also mean any beneficial owner of shares representing 10% or more of the total voting power of the Voting Stock (on a fully diluted basis) of the Company or of rights or warrants to purchase such Voting Stock (whether or not currently exercisable) and any Person who would be an Affiliate of any such beneficial owner pursuant to clause (a) of this definition.

Indenture

                  "Affiliate Transaction" has the meaning specified in Section 1014.

                  "Agent Members" has the meaning specified in Section 305.

                  "Allocable Excess Proceeds" has the meaning specified in
Section 1013.

                  "Applicable Procedures" has the meaning specified in Section 305.

                  "Asset Sale" means any sale, transfer, issuance or other disposition (or series of related sales, transfers, issuances or dispositions) by the Company or any Restricted Subsidiary, including any disposition by means of a merger, consolidation or similar transaction (each referred to for the purposes of this definition as a "disposition"), of:

                  (a) any shares of Capital Stock of a Restricted Subsidiary (other than directors' qualifying shares), or

                  (b) any other assets of the Company (excluding Capital Stock of the Company, cash and Cash Equivalents) or any Restricted Subsidiary outside of the ordinary course of business of the Company or such Restricted Subsidiary, in the case of either clause (a) or (b), (1) that have a Fair Market Value in excess of $10.0 million, or (2) for net proceeds in excess of $10.0 million.

                  Notwithstanding the foregoing clauses (a) and (b) of this definition, in no event shall an Asset Sale include:

                           (1) any disposition by a Restricted Subsidiary to the Company or by the Company or a Restricted Subsidiary to a Restricted Subsidiary;

                           (2) any disposition that constitutes a Permitted Investment or Restricted Payment or any disposition of a Permitted Investment, in any such case, to the extent permitted by Section 1009;

                           (3)      any disposition effected in compliance with
                  Section 801;

                           (4) any disposition of damaged, worn out or other obsolete personal or real property in the ordinary course of business so long as such property is no longer necessary for the proper conduct of the business of the Company and its Restricted Subsidiaries;

                           (5)      any issuance of Capital Stock by a
                  Subsidiary of the Company to the Company or to another Subsidiary of the Company (other than the issuance of Capital Stock by a Restricted Subsidiary to an Unrestricted Subsidiary);

                           (6)      the licensing by the Company or any
                  Restricted Subsidiary of intellectual property or know-how on commercially reasonable terms and in the ordinary course of business;

Indenture

                           (7) the sale, lease, conveyance or other disposition of Property in connection with the obligation of the Company or any Restricted Subsidiary to remarket or sell any Property at the end of the lease term or otherwise under or in connection with any Synthetic Lease of the Office Campus;

                           (8) the surrender or waiver of litigation rights or settlement, release or surrender of tort or other litigation claims of any kind;

                           (9) the sale, lease, conveyance or other disposition of Receivables Program Assets by the Company or any Restricted Subsidiary in connection with any Receivables Program;

                           (10) the sub-lease of facilities of the Company or any Restricted Subsidiary and the lease by the Company or any Restricted Subsidiary of facilities under any operating lease, in either such case, in the ordinary course of business;

                           (11) one or more sales of fixed assets by the Company or any Restricted Subsidiary in connection with the Company's Restructuring Plans provided such sales take place during the period beginning on the Issue Date and ending two years after the Issue Date and the aggregate consideration for all of the sales during such two-year period does not exceed $50.0 million; and

                           (12)     the granting of a Permitted Lien.

                  "Attributable Debt" in respect of a Sale and Leaseback Transaction means, at any date of determination,

                  (a) if such Sale and Leaseback Transaction is a Capital Lease Obligation, the amount of Debt represented thereby according to the definition of "Capital Lease Obligation"; and

                  (b) in all other instances, the present value (discounted at the interest rate borne by the Notes, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale and Leaseback Transaction (including any period for which such lease has been extended).

                  "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Notes.

                  "Available Credit" means, as of any date of determination, the maximum amount available that may be drawn under the Company's and each Restricted Subsidiary's Credit Facilities at such date of determination.

                  "Average Life" means, as of any date of determination, with respect to any Debt or Preferred Stock, the quotient obtained by dividing:

                  (a) the sum of the product of the numbers of years (rounded to the nearest one-twelfth of one year) from the date of determination to the dates of each successive scheduled

Indenture
principal payment of such Debt or redemption or similar payment with respect to such Preferred Stock multiplied by the amount of such payment by

                  (b)      the sum of all such payments.

                  "Board of Directors" means the Board of Directors of the Company or the Notes Guarantors, as the case may be, or any committee thereof authorized with respect to any particular matter to exercise the power of the Board of Directors.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or the Notes Guarantors, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Borrowing Base" means an amount equal to the sum of (A) 80% of the book value of the accounts receivable of the Company and its Restricted Subsidiaries plus (B) 50% of the book value of the inventory of the Company and its Restricted Subsidiaries, in each case as of the end of the most recently ended fiscal quarter of the Company for which financial statements of the Company have been made publicly available.

                  "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York, New York or San Jose, California or such other city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to close.

                  "Capital Lease Obligations" means any obligation under a lease of any property (whether real, personal or mixed) that is capitalized for financial reporting purposes in accordance with GAAP; and the amount of Debt represented by such obligation shall be the capitalized amount of such obligations determined in accordance with GAAP; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease. For purposes of Section 1011, a Capital Lease Obligation shall be deemed secured by a Lien on the Property being leased.

                  "Capital Stock" means, with respect to any Person, any shares or other equivalents (however designated) of any class of corporate stock or partnership interests or any other participations, rights, warrants, options or other interests in the nature of an equity interest in such Person, including Preferred Stock, but excluding any debt security convertible or exchangeable into any such equity interest.

                  "Capital Stock Sale Proceeds" means the aggregate cash proceeds received by the Company from the issuance or sale (other than to a Restricted Subsidiary of the Company or an employee stock ownership plan or trust established by the Company or any such Subsidiary for the benefit of their employees) by the Company of its Capital Stock (other than Disqualified Stock) after the Issue Date, net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

                  "Cash Equivalents" means:

Indenture

                  (a) securities issued or directly and fully guaranteed or insured by (i) the United States Government or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof), or (ii) any member of the European Economic Area or Switzerland, or any agency or instrumentality thereof (provided that such country, agency or instrumentality has a credit rating at least equal to that of the United States and the full faith and credit of such country is pledged in support thereof), in each case, with such securities having maturities of not more than one year from the date of acquisition;

                  (b) marketable general obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof (provided that the full faith and credit of such state is pledged in support thereof) and, at the time of acquisition thereof, having credit ratings of at least AA- (or the equivalent) by S&P and at least Aa3 (or the equivalent) by Moody's;

                  (c) certificates of deposit, time deposits, eurodollar time deposits, overnight bank deposits or bankers' acceptances having maturities of not more than one year from the date of acquisition thereof issued by any commercial bank organized in the United States of America, Canada, Japan or Switzerland or any member of the European Economic Area, in each case, of recognized standing and having combined capital and surplus in excess of $500.0 million (or the foreign currency equivalent thereof);

                  (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (a), (b) and (c) entered into with any bank meeting the qualifications specified in clause (c) of this definition;

                  (e) commercial paper rated at the time of acquisition thereof in one of the two highest categories obtainable from both S&P and Moody's or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of investments, and in any case maturing within one year after the date of acquisition thereof; and

                  (f) interests in any investment company or money market fund substantially all of the assets of which are of the type specified in clauses (a) through (e) above.

                  "Change of Control" means the occurrence of any of the following events:

                  (a) if any "person" or "group" (as such terms are used in Sections 13 (d) and 14 (d) of the Exchange Act or any successor provisions to either of the foregoing), including any group acting for the purpose of acquiring, holding, voting or disposing of securities within the meaning of Rule 13d-5(b) (1) under the Exchange Act, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, except that a person will be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 50% or more of the total voting power of the Voting Stock of the Company (for purposes of this clause
(a), such person or group shall be deemed to beneficially own any Voting Stock of a corporation held by any other corporation (the "parent corporation") so long as such person or

Indenture
group beneficially owns, directly or indirectly, in the aggregate a majority of the total voting power of the Voting Stock of such parent corporation); or

                  (b) the sale, transfer, assignment, lease, conveyance or other disposition, directly or indirectly, of all or substantially all the assets of the Company and its Restricted Subsidiaries, considered as a whole (other than a disposition of such assets as an entirety or virtually as an entirety to a Wholly Owned Restricted Subsidiary) shall have occurred, or the Company merges, consolidates or amalgamates with or into any other Person or any other Person merges, consolidates or amalgamates with or into the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is reclassified into or exchanged for cash, securities or other Property, other than any such transaction where:

                           (1) the outstanding Voting Stock of the Company is reclassified into or exchanged for other Voting Stock of the Company or for Voting Stock of the surviving corporation; and

                           (2) the holders of the Voting Stock of the Company immediately prior to such transaction own, directly or indirectly, not less than a majority of the Voting Stock of the Company or the surviving corporation immediately after such transaction and in substantially the same proportion as before the transaction;

                  (c) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election or appointment by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of not less than a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office; or

                  (d) the shareholders of the Company shall have approved any plan of liquidation or dissolution of the Company.

                  "Change of Control Offer" has the meaning specified in Section 1015.

                  "Change of Control Purchase Date" has the meaning specified in
Section 1015.

                  "Change of Control Purchase Price" has the meaning specified in Section 1015.

                  "Clearstream" means Clearstream Banking, societe anonyme.

                  "Collateral" shall have the same meaning as the term "Second Lien Collateral" as defined in the Security Documents.

                  "Commission" means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

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                                       8

                  "Commodity Agreement" means any forward contract, commodity swap agreement, commodity option agreement or other similar agreement or arrangement.

                  "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

                  "Company" means the corporation named as the "Company" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and, thereafter, "Company" shall mean such successor corporation.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by an Officer, and delivered to the Trustee.

                  "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

                  "Comparable Treasury Price" means, with respect to any Redemption Date:

                  (a) the average of the bid and ask prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the most recently published statistical release designated "H.15(519)" (or any successor release) published by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities"; or

                  (b) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotations for such Redemption Date.

                  "Consolidated Current Liabilities" means, as of any date of determination, the aggregate amount of liabilities of the Company and its consolidated Restricted Subsidiaries which may properly be classified as current liabilities (including taxes accrued as estimated), after eliminating:

                  (a) all intercompany items between the Company and any Restricted Subsidiary or between Restricted Subsidiaries; and

                  (b)      all current maturities of long-term Debt.

                  "Consolidated Interest Coverage Ratio" means, as of any date of determination, the ratio of:

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                                       9

                  (a) the aggregate amount of EBITDA for the most recently ended four consecutive fiscal quarters for which financial statements have been made publicly available; to

                  (b) Consolidated Interest Expense for such four fiscal quarters;

provided, however, that

                           (1)      if

                                    (A)      since the beginning of such period
                           but prior to such date of determination, the Company or any Restricted Subsidiary has Incurred any Debt that remains outstanding or Repaid any Debt; or

                                    (B)      the transaction giving rise to the
                           need to calculate the Consolidated Interest Coverage Ratio is an Incurrence or Repayment of Debt,

then Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Incurrence or Repayment as if such Debt was Incurred or Repaid on the first day of such period, provided that, (i) in the event of any such Repayment of Debt, EBITDA for such period shall be calculated as if the Company or such Restricted Subsidiary had not earned any interest income actually earned during such period in respect of the funds used to Repay such Debt and (ii) in making such computation, the amount of Debt under any revolving credit facility shall be computed based upon the average daily balance of such Debt during such period; and

                           (2)      if

                                    (A)      since the beginning of such period
                           but prior to such date of determination the Company or any Restricted Subsidiary shall have made any Asset Sale or an acquisition of Property which constitutes all or substantially all of an operating unit of a business;

                                    (B)      the transaction giving rise to the
                           need to calculate the Consolidated Interest Coverage Ratio is such an Asset Sale or acquisition; or

                                    (C)      since the beginning of such period
                           but prior to such date of determination any Person (that subsequently became a Restricted Subsidiary or was merged with or into the Company or any Restricted Subsidiary since the beginning of such period) shall have made such an Asset Sale or acquisition;

then EBITDA for such period shall be calculated after giving pro forma effect to such Asset Sale or acquisition as if such Asset Sale or acquisition had occurred on the first day of such period.

                  If any Debt bears a floating rate of interest and is being given pro forma effect, the interest expense on such Debt shall be calculated as if the base interest rate in effect for such

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                                       10
floating rate of interest on the date of determination had been the applicable base interest rate for the entire period (taking into account any Interest Rate Agreement applicable to such Debt if such Interest Rate Agreement has a remaining term in excess of the lesser of (i) 12 months and (ii) the remaining period until the Stated Maturity of such Debt). In the event the Capital Stock of any Restricted Subsidiary is sold during the period, the Company shall be deemed, for purposes of clause (b)(1) of this definition, to have Repaid during such period the Debt of such Restricted Subsidiary to the extent the Company and its continuing Restricted Subsidiaries are no longer liable for such Debt after such sale.

                  "Consolidated Interest Expense" means (without duplication), for any period, the total interest expense of the Company and its consolidated Restricted Subsidiaries, plus, to the extent not included in such total interest expense, and to the extent Incurred by the Company or its Restricted Subsidiaries during that period:

                  (a) interest expense attributable to Capital Lease Obligations and the imputed interest with respect to Attributable Debt;

                  (b) amortization of debt discount and debt issuance cost, including commitment fees;

                  (c)      capitalized interest;

                  (d)      non-cash interest expense;

                  (e) commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing;

                  (f) net costs associated with Hedging Obligations (including amortization of fees);

                  (g) Disqualified Stock Dividends, other than dividends payable to the Company or a Restricted Subsidiary of the Company;

                  (h) Preferred Stock Dividends, other than dividends payable to the Company or a Restricted Subsidiary of the Company;

                  (i) interest actually paid by the Company or any Restricted Subsidiary on any Debt of any other Person to the extent such Debt is Guaranteed by the Company or any Restricted Subsidiary; and

                  (j) cash contributions to any employee stock ownership plan or similar trust of the Company to the extent such contributions are used by such plan or trust to pay interest or fees to any Person (other than the Company) in connection with Debt Incurred by such plan or trust.

                  "Consolidated Net Income" means, for any period, the net income (loss) of the Company and its consolidated Restricted Subsidiaries; provided, however, that there shall not be included in such Consolidated Net Income (without duplication):

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                                       11

                  (a) if any Restricted Subsidiary is not a Wholly Owned Restricted Subsidiary, an amount that is equal to (i) the amount of net income attributable to such Restricted Subsidiary multiplied by (ii) the percentage ownership interest in the income of such Restricted Subsidiary not owned on the last day of such period by the Company or any of its Restricted Subsidiaries,

                  (b) any net income (loss) of any Person (other than the Company) if such Person is not a Restricted Subsidiary, except that:

                           (1) the Company's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash or any Property distributed by such Person during such period to the Company or a Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution to a Restricted Subsidiary, to the limitations contained in clause (d) of this definition); and

                           (2) the Company's equity in a net loss of any such Person other than an Unrestricted Subsidiary for such period shall be included in determining such Consolidated Net Income;

                  (c) for purposes of calculating the amount of Restricted Payments that may be made pursuant to clause (a)(3) of Section 1009 only, any net income (loss) of any Person acquired by the Company or any of its consolidated Subsidiaries in a pooling of interests transaction for any period prior to the date of such acquisition;

                  (d) any net income (loss) of any Restricted Subsidiary if such Restricted Subsidiary is unable to both pay dividends and otherwise distribute cash to the Company and any other Restricted Subsidiary because it is subject to the restrictions of its charter or other organizational document or any agreement, instrument, contract, judgment, decree, order or statute, rule or governmental regulation applicable to the Restricted Subsidiary, except that:

                           (1) the Company's equity in the net income of any such Restricted Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash distributed by such Restricted Subsidiary during such period to the Company or another Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution to another Restricted Subsidiary, to the limitation contained in this clause); and

                           (2) the Company's equity in a net loss of any such Restricted Subsidiary for such period shall be included in determining such Consolidated Net Income;

                  (e) any gain (or loss) realized upon the sale or other disposition of any Property of the Company or any of its consolidated Restricted Subsidiaries (including pursuant to any Sale and Leaseback Transaction) that is not sold or otherwise disposed of in the ordinary course of business;

                  (f)      any extraordinary gain or loss;

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                                       12

                  (g) restructuring charges, write-downs and reserves (to the extent not excluded in subsection (f) of this definition) taken by the Company or its Restricted Subsidiaries during any such period, provided that:

                           (1) the aggregate amount of charges that are paid in cash that are excluded pursuant to this clause (g) in connection with the Company's Restructuring Plans must be taken on or before March 31, 2004 and shall not in the aggregate exceed $291.0 million for all periods during which Consolidated Net Income may be calculated; and any charges paid in cash in excess of such amount or taken after March 31, 2004 shall be included in the calculation of Consolidated Net Income for the period when such charges are paid in cash; and

                           (2) the aggregate amount of charges that are paid in cash that are excluded pursuant to this clause (g) in connection with the Company's future restructuring plans shall not exceed $100.0 million for all periods during which Consolidated Net Income may be calculated;

provided further that for purposes of calculating the amount of Restricted Payments that may be made pursuant to clause (a)(3) of Section 1009 only, this clause (g) shall not apply;

                  (h) the cumulative effect of a change in accounting principles; and

                  (i) any non-cash compensation expense realized for grants of, or in connection with the exercise of, performance shares, stock options or other rights to officers, directors and employees of the Company or any Restricted Subsidiary, provided that such shares, options or other rights can be redeemed at the option of the holder for Capital Stock of the Company (other than Disqualified Stock).

Notwithstanding the foregoing, for purposes of Section 1009 only, there shall be excluded from Consolidated Net Income any dividends, repayments of loans or advances or other transfers of assets from Unrestricted Subsidiaries to the Company or a Restricted Subsidiary to the extent such dividends, repayments or transfers increase the amount of Restricted Payments permitted under clause
(a)(3)(D) of Section 1009.

                  "Consolidated Net Tangible Assets" means, as of any date of determination, the sum of the amounts that would appear on a consolidated balance sheet of the Company and its consolidated Restricted Subsidiaries as the total assets (less accumulated depreciation and amortization, allowances for doubtful receivables, other applicable reserves and other properly deductible items) of the Company and its Restricted Subsidiaries, after giving effect to purchase accounting and after deducting therefrom Consolidated Current Liabilities and, to the extent otherwise included in the determination of Consolidated Net Tangible Assets, the following amounts (without duplication) shall be excluded:

                  (a) the excess of cost over fair market value of assets or businesses acquired;

                  (b) unamortized debt discount and expenses and other unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, licenses, organization or developmental expenses and other intangible items;

Indenture

                  (c) minority interests in consolidated Subsidiaries held by Persons other than the Company or any Restricted Subsidiary;

                  (d)      treasury stock;

                  (e) cash or securities set aside and held in a sinking or other analogous fund established for the purpose of redemption or other retirement of Capital Stock to the extent such obligation is not reflected in Consolidated Current Liabilities; and

                  (f)      Investments in and assets of Unrestricted
Subsidiaries.

                  "Consolidated Net Worth" means, as of any date of determination, the total of the amounts shown on the consolidated balance sheet of such Person and its Restricted Subsidiaries as:

                  (a) the par or stated value of all outstanding Capital Stock of such Person; plus

                  (b) paid-in capital or capital surplus relating to such Capital Stock; plus

                  (c) any retained earnings or earned surplus less (1) any accumulated deficit, and (2) any amounts attributable to Disqualified Stock;

in each case as of the end of the most recent fiscal quarter of such Person for which financial statements have been made publicly available.

                  "Consolidated Tangible Foreign Assets" means, as of any date of determination, the sum of the amounts that would appear on a consolidated balance sheet of the Foreign Subsidiaries of the Company as the total assets of the Foreign Subsidiaries of the Company, minus the total intangible assets of the Foreign Subsidiaries of the Company.

                  "Convertible Debentures" means the (a) Zero Coupon Convertible Subordinated Debentures Due 2020, (b) 4 1/4% Convertible Subordinated Debentures Due 2004 and (c) 3% Convertible Subordinated Notes Due 2007 issued by the Company or SCI Systems, Inc., as the case may be.

                  "Convertible Debentures Repurchase" means the purchase, repurchase, redemption, defeasance or acquisition for value of any Convertible Debentures.

                  "Corporate Trust Office" means the office of the Trustee or its affiliate at which at any particular time its corporate trust business may be administered and any additional office it may designate in writing to the Company. At the date of this Indenture, the Corporate Trust Office of the Trustee is located at 633 West 5th Street, 12th Floor, Los Angeles, California 90071, attention: Sanmina-SCI Corporation 10.375% Senior Secured Notes due January 15, 2010.

                  "corporation" means a corporation, association, company, joint-stock company, limited liability company, partnership or business trust.

Indenture

                  "covenant defeasance" has the meaning specified in Section
1403.

                  "Credit Facilities" means, with respect to the Company or any Restricted Subsidiary, one or more debt or commercial paper facilities with banks or other institutional lenders (including the New Credit Facility) providing for one or more revolving credit loans, term loans, receivables or inventory financing (including through the sale of receivables or inventory to such lenders or to special purpose, bankruptcy remote entities formed to borrow from such lenders against such receivables or inventory) swing-line or commercial paper facilities (including any letter of credit, sub-facilities or other facilities) or letters of credit, in each case together with any Refinancings thereof by a lender or syndicate of lenders, including, in each case, any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, modified, renewed, refunded, replaced or refinanced from time to time, whether or not with the same agent, trustee, representative lender or holders, and irrespective of any change in the terms and conditions thereof.

                  "Currency Exchange Protection Agreement" means, in respect of a Person, any foreign exchange contract, currency swap agreement, currency option or other similar agreement or arrangement designed to manage or hedge fluctuations in currency exchange rates.

                  "Debt" means, with respect to any Person on any date of determination (without duplication):

                  (a) the principal of and premium (if any) and any other obligations in respect of:

                           (1)      debt of such Person for money borrowed; and

                           (2) debt evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable;

                  (b) all Capital Lease Obligations of such Person and all Attributable Debt in respect of Sale and Leaseback Transactions entered into by such Person;

                  (c) all obligations of such Person to pay the deferred purchase price of Property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable and accrued expenses related thereto arising in the ordinary course of business and excluding any lease properly classified as an operating lease in accordance with GAAP);

                  (d) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction but excluding obligations with respect to letters of credit securing obligations (other than obligations described in clauses (a) through (c) of this definition and (f) and (g) of this definition) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the third Business Day following receipt by such Person of a demand for reimbursement following payment on the letter of credit);

Indenture

                  (e) the amount of all obligations of such Person with respect to the Repayment of any Disqualified Stock;

                  (f)      all obligations of the type referred to in clauses
(a) through (e) of this definition of other Persons and all dividends of other Persons for the payment of which, in either case, such Person is liable as obligor or Guarantor, including by means of any Guarantee;

                  (g)      all obligations of the type referred to in clauses
(a) through (f) of this definition of other Persons secured by any Lien on any Property of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the fair market value (as determined by the Company in good faith) of such Property subject to such Lien or the amount of the obligation so secured; and

                  (h) to the extent not otherwise included in this definition, the net liability under Hedging Obligations of such Person,

if and only to the extent that any of the preceding items (other than letters of credit, Hedging Obligations and obligations referred to in clauses (f) and (g) of this definition) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP (and in the case of Disqualified Stock that does not appear as a liability upon a balance sheet, the price at which such Disqualified Stock may be redeemed by the holder thereof on the date such Disqualified Stock may first be redeemed by the holders thereof).

                  In no event shall the term "Debt" include (i) any debt under any overdraft or cash management facility, provided that any such debt is incurred in the ordinary course of business and consistent with past practice, and is repaid in full no later than the business day immediately following the date on which it was incurred, or (ii) any trade payable. The amount of Debt of any Person at any date shall be (x) the accreted value thereof in the case of any Debt that does not require current payments of interest, (y) the principal amount of such Debt and (z) the maximum liability, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations at such date.

                  "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

                  "Defaulted Interest" has the meaning specified in Section 307.

                  "defeasance" has the meaning specified in Section 1402.

                  "Depositary" means The Depositary Trust Company until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter Depositary shall mean each successor Depositary.

                  "Disqualified Stock" means, with respect to any Person, any Capital Stock that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable, in either case at the option of the holder thereof) or otherwise:

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                                       16

                  (a) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise;

                  (b) is or may become redeemable or repurchaseable at the option of the holder thereof, in whole or in part; or

                  (c) is convertible or exchangeable at the option of the holder thereof for Debt or Disqualified Stock;

on or prior to, in the case of clause (a), (b) or (c) of this definition, the date that is 91 days after the Stated Maturity of the Notes. Notwithstanding the foregoing, any Capital Stock that would constitute Disqualified Stock solely because the holders of the Capital Stock have the right to require the Company to repurchase such Capital Stock upon the occurrence of a change of control or asset sale will not constitute Disqualified Stock if the terms of such Capital Stock provide that the Company may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with Section 1009.

                  "Disqualified Stock Dividends" means all dividends made with respect to Disqualified Stock of the Company held by Persons other than a Restricted Subsidiary other than dividends paid in Capital Stock of the Company. The amount of any such dividend shall be equal to the quotient of such dividend divided by the difference between one and the maximum statutory federal income tax rate (expressed as a decimal number between 1 and 0) then applicable to the Company.

                  "Distribution Compliance Period" means the period of 40 consecutive days commencing on the later of (i) the date the Notes are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S (the Company and Trustee being entitled to rely on written advice from the Purchasers with respect thereto) and (ii) the Issue Date.

                  "Dollar" and "$" means such coins or currency of the United States of America which is legal tender for payment of public and private debts.

                  "Domestic Restricted Subsidiary" means any Restricted Subsidiary other than (a) a Foreign Restricted Subsidiary, (b) a Subsidiary of a Foreign Restricted Subsidiary and (c) any special purpose entity established solely in connection with a Receivables Program or any Synthetic Lease with respect to the Office Campus.

                  "DTC" has the meaning set forth in Section 201.

                  "EBITDA" means, for any period, an amount equal to, for the Company and its consolidated Restricted Subsidiaries:

                  (a) the sum of Consolidated Net Income for such period, plus the following to the extent reducing Consolidated Net Income for such period:

                           (1) the provision for taxes based on income or profits or utilized in computing net income;

Indenture

                           (2)      Consolidated Interest Expense;

                           (3)      depreciation;

                           (4)      amortization; and

                           (5) any other non-cash items (other than any such non-cash item to the extent that it represents an accrual of or reserve for cash expenditures in any future period), minus

                  (b) all non-cash items increasing Consolidated Net Income for such period.

Notwithstanding the foregoing clause (a), the provision for taxes and the depreciation, amortization and non-cash items of a Restricted Subsidiary shall be added to Consolidated Net Income to compute EBITDA only to the extent (and in the same proportion) that the net income of such Restricted Subsidiary was included in calculating Consolidated Net Income and only if a corresponding amount would be permitted at the date of determination to be paid as dividends to the Company by such Restricted Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to such Restricted Subsidiary or its shareholders.

                  "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

                  "Equity Offering" means (a) any public offering of Common Stock (other than Disqualified Stock) of the Company or (b) any unregistered offering of Common Stock (other than Disqualified Stock) of the Company with net cash proceeds in excess of $50 million.

                  "European Economic Area" means the member nations of the European Economic Area pursuant to the Oporto Agreement on the European Economic Area dated May 2, 1992, as amended.

                  "Euroclear" means the Euroclear Clearance System (or any successor securities clearing agency).

                  "Event of Default" has the meaning specified in Section 501.

                  "Excess Proceeds" has the meaning specified in Section 1013.

                  "Exchange Act" means the Securities Exchange Act of 1934, as it may be amended and any successor act thereto.

                  "Exchange Notes" means new notes of the Company (and their Successor Notes) issued in a registered offer made pursuant to a registration statement, or registration statements, filed with, and declared effective by, the Commission offering to exchange such new notes for the Original Notes or the Additional Notes, as the case may be; provided that such new notes

Indenture
have terms substantially identical in all material respects to the Original Notes and the Additional Notes, as applicable, for which such offer is being made except for any transfer restrictions required on the Original Notes and the Additional Notes under the Indenture that are not required on the Exchange Notes; provided further that the Exchange Notes shall include new Guarantees issued in such exchange offer by the Notes Guarantors in exchange for the existing Notes Guarantees; provided further that the Exchange Notes exchanged for the Original Notes or the Additional Notes, as the case may be, and the new Guarantees exchanged for the Notes Guarantees in such exchange offer shall be secured, if applicable, to the same extent, on the same terms and under the same conditions, as the Original Notes or Additional Notes, as the case may be, and the Notes Guarantees, respectively.

                  "Expiration Date" has the meaning specified in Section 104.

                  "Fall-Away Event" means the occurrence of the following events:

                  (a) the Notes have received Investment Grade Ratings from both Rating Agencies;

                  (b) no Default or Event of Default has occurred and is continuing; and

                  (c) the Company has delivered to the Trustee an Officers' Certificate certifying as to the events specified in clauses (a) and (b) of this definition.

                  "Fair Market Value" means, with respect to any Property, the price that would reasonably be expected to be paid in an arm's-length free market transaction, for cash, between a willing seller and a willing buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair Market Value shall be determined, except as otherwise provided,

                  (a) if such Property has a Fair Market Value equal to or less than $50.0 million, by any Officer of the Company; or

                  (b) if such Property has a Fair Market Value in excess of $50.0 million, by a majority of the Board of Directors and evidenced by a Board Resolution, dated within 45 days of the relevant transaction and delivered to the Trustee.

                  "First Lien Claimholder Representative" has the meaning set forth in the Intercreditor Agreement.

                  "First Lien Collateral Agent" means the collateral agent acting on behalf of the lenders holding First Lien Obligations with respect to such lenders' first priority interest in the Collateral and its successors and assigns and who shall, on the Issue Date, be LaSalle Business Credit, Inc.

                  "First Lien Obligations" has the meaning set forth in the Intercreditor Agreement.

                  "Foreign Restricted Subsidiary" means any Restricted Subsidiary that is not organized under the laws of the United States, any state thereof or the District of Columbia.

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                                       19

                  "Foreign Subsidiary" means any Subsidiary of the Company that is not organized under the laws of the United States, any state thereof or the District of Columbia.

                  "Global Note" means a Note that is registered in the Note Register in the name of a Depositary or a nominee thereof.

                  "Guarantee" means any obligation, contingent or otherwise, of any Person guaranteeing in any manner any Debt of any other Person; provided, however, that the term "Guarantee" shall not include:

                  (a) endorsements for collection or deposit in the ordinary course of business; or

                  (b) a contractual commitment by one Person to invest in another Person for so long as such Investment is reasonably expected to constitute a Permitted Investment under clause (b) of the definition of "Permitted Investment".

The term "Guarantee" used as a verb has a corresponding meaning. The term "Guarantor" shall mean any Person Guaranteeing any obligation.

                  "Hedging Obligation" of any Person means any obligation of such Person pursuant to any Interest Rate Agreement, Currency Exchange Protection Agreement, Commodity Agreement or any other similar agreement or arrangement.

                  "Holder" means the Person in whose name any Note is registered in the Note Register.

                  "Incur" means, with respect to any Debt or other obligation of any Person, to create, issue, incur (by merger, conversion, exchange or otherwise), extend, assume, Guarantee or become liable in respect of such Debt or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Debt or obligation on the balance sheet of such Person (and "Incurrence" and "Incurred" shall have meanings correlative to the foregoing); provided, however, that a change in GAAP that results in an obligation of such Person that exists at such time, and is not theretofore classified as Debt, becoming Debt shall not be deemed an Incurrence of such Debt; provided further that any Debt or other obligations of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Subsidiary at the time it becomes a Subsidiary.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof including, for all purposes of this instrument and any such supplemental indenture, the Exhibits attached to this instrument.

                  "Independent Investment Banker" means one of the Reference Treasury Dealers, or if any such firm is unwilling or unable to select the Comparable Treasury Issue, an investment banking firm of national reputation selected by the Company.

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                                       20

                  "Initial Lien" has the meaning as set forth in Section 1011.

                  "Intercreditor Agreement" means the agreement to be entered into among the First Lien Collateral Agent, the Second Lien Collateral Trustee and the Company, and their successors and assigns, as such agreement may be amended from time to time.

                  "Interest Rate Agreement" means, for any Person, any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement designed to manage fluctuations in interest rates.

                  "Interest Payment Date" means those dates specified in the Notes for the payment of interest on the Notes.

                  "Investment" by any Person means any direct or indirect loan (other than advances to customers or other persons in the ordinary course of business that are recorded as accounts receivable, prepaid expenses or deposits on the balance sheet of such Person), advance or other extension of credit or capital contribution (by means of transfers of cash or other Property to others or payments for Property or services for the account or use of others) (but excluding commission, travel and similar advances to officers, directors and employees made in the ordinary course of business) to, or Incurrence of a Guarantee of any obligation of, or purchase or acquisition of Capital Stock, bonds, notes, debentures or other securities or evidence of Debt issued by, any other Person; provided that in no event shall the licensing or transfer of know-how or intellectual property or the providing of services, each in the ordinary course of business, be considered an Investment. If the Company or any Restricted Subsidiary sells or otherwise disposes of any Capital Stock of any direct or indirect Restricted Subsidiary such that, after giving effect to any such sale or disposition, such Person is no longer a Restricted Subsidiary of the Company, the Company shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value (as determined in good faith by the Company) of the Capital Stock of such Restricted Subsidiary not sold or disposed.

                  "Investment Grade Rating" means a rating equal to or higher than Baa3 (or the equivalent) by Moody's and BBB- (or the equivalent) by S&P (or the equivalent investment grade rating by another Rating Agency).

                  "Issue Date" means the date on which the Original Notes are initially issued pursuant to this Indenture.

                  "Lien" with respect to a Person means, with respect to any Property of such Person, any mortgage or deed of trust, pledge, hypothecation, security interest, lien, fixed or floating charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance or other security agreement of any kind or nature whatsoever on or with respect to such Property (including any Capital Lease Obligation, conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing); provided the term "Lien" shall not include any lease properly classified as an operating lease in accordance with GAAP.

                  "Liquidity" means the cash and Cash Equivalents on the balance sheet of the Company and its Restricted Subsidiaries plus the Available Credit of the Company and its

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                                       21

Restricted Subsidiaries as of a date that is no earlier than three business days prior to the date of determination.

                  "Make-Whole Premium" means, with respect to a Note on any date of redemption, the greater of:

                  (a)      1% of the principal amount of such Note; or

                  (b) the excess of (1) the present value at such date of redemption of (A) the Redemption Price of such Note at January 15, 2007 as set forth in Section 1201(a) plus (B) all remaining required interest payments (exclusive of interest accrued and unpaid to the date of redemption) due on such Note through January 15, 2007, computed using a discount rate equal to the Treasury Rate plus 50 basis points, over (2) the then outstanding principal amount of such Note.

                  "Moody's" means Moody's Investors Service, Inc. or any successor to the rating agency business thereof.

                  "Net Available Cash" from any Asset Sale means cash payments actually received therefrom by the Company or its Restricted Subsidiaries (including any cash payments actually received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring Person of Debt or other obligations relating to the Property that is the subject of such Asset Sale or received in any other non-cash form), in each case net of:

                  (a) all legal, title and recording expenses, commissions and other fees and expenses Incurred (including, without limitation, investment banking, sales commissions and relocation expenses), and all Federal, state, provincial, foreign and local taxes required to be accrued as a liability under GAAP, as a consequence of such Asset Sale;

                  (b) all payments made on any Debt that is secured by any Lien upon Property that is the subject of such Asset Sale, or by applicable law, which are repaid out of the proceeds from such Asset Sale;

                  (c) all distributions and other payments required to be made to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Sale; and

                  (d) any reserve for adjustment in respect of the sale price of such asset or assets established in accordance with GAAP.

                  "New Credit Facility", also referred to as the "Senior Credit Agreement" in the Intercreditor Agreement, means that $275 million term facility to be entered into among, inter alia, the Company, the Notes Guarantors, Goldman Sachs Credit Partners L.P. as Lead Arranger, Syndication Agent and Administrative Agent and the lenders named therein, including any related notes, collateral documents, letters of credit and documentation and Guarantees and any appendices, exhibits or schedules to any of the foregoing, as any or all of such agreements (or any other agreement that Refinances any or all of such agreements or any of the foregoing other

Indenture
agreements) may be amended, restated, modified or supplemented from time to time, or renewed, refunded, refinanced, restructured, replaced, Repaid or extended from time to time, whether with the original agents and lenders or other agents and lenders or otherwise, and whether provided under the original credit agreement or one or more other credit agreements or otherwise.

                  "Note" and "Notes" means the 10.375% Senior Secured Notes due January 15, 2010, and more particularly means any Original Notes, Additional Notes and Exchange Notes authenticated and delivered under this Indenture or any supplemental indenture hereto. For all purposes of this Indenture, the term "Notes" shall include any Additional Notes that may be issued under a supplemental indenture and any Exchange Notes exchanged therefor and, for purposes of this Indenture, both the Notes and the Additional Notes and the Exchange Notes exchanged therefor shall vote together as one series of Notes under this Indenture.

                  "Note Register" has the meaning set forth in Section
305(a)(1).

                  "Note Registrar" has the meaning set forth in Section
305(a)(1).

                  "Notes Guarantees" means Guarantees of the Company's obligations under this Indenture and the Notes by the Notes Guarantors in accordance with the provisions of this Indenture.

                  "Notes Guarantors" means each Domestic Restricted Subsidiary and any other Person that becomes a Guarantor of the Company's obligations under this Indenture and the Notes pursuant to Section 1306 or who executes and delivers a supplemental indenture to this Indenture providing for a Notes Guarantee.

                  "Notice of Default" means a written notice of the kind specified in Section 501(b).

                  "Office Campus" means the Company's principal office campus located on North First Street in San Jose, California.

                  "Officer" means (a) the Chief Executive Officer, the President, the Chief Financial Officer or any Vice President of the Company and
(b) the Treasurer or Assistant Treasurer or Secretary or Assistant Secretary of the Company.

                  "Officers' Certificate" means a certificate signed by (a) (1) one Officer listed in clause (a) of the definition of "Officer" and (2) one Officer listed in clause (b) of the definition of "Officer", or (b) two Officers listed in clause (a) of the definition of "Officer", and, in either case, delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion from legal counsel to the Company. The counsel may be an employee of, or counsel to, the Company or the Trustee.

                  "Original Notes" means the Notes issued on the Issue Date and their Successor Notes.

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                                       23

                  "Outstanding" when used with respect to Notes, means, as of the date of determination, all Notes therefore authenticated and delivered under this Indenture, except:

                  (a) Notes theretofore cancelled by the Trustee or Authenticating Agent or delivered to the Trustee or Authenticating Agent for cancellation;

                  (b) Notes, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Notes; provided that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (c) Notes, except to the extent provided in Sections 1402 and 1403, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Fourteen; and

                  (d) Notes which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any other obligor of the Notes or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or other action, only Notes which the Trustee knows to be so owned by written notice delivered at its notice address specified in Section 105 hereof, shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor.

                  "pari passu", when used with respect to the ranking of any Debt of any Person in relation to other Debt of such Person, means that each such Debt (a) either (i) is not subordinated in right of payment to any other Debt of such Person or (ii) is subordinate in right of payment to the same Debt of such Person as is the other and is so subordinate to the same extent and (b) is not subordinate in right of payment to the other or to any Debt of such Person as to which the other is not so subordinate.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Note on behalf of the Company, which initially shall be the Trustee.

Indenture

                  "Permitted Business" means any business that is related, ancillary or complementary to the businesses of the Company and the Restricted Subsidiaries on the Issue Date or any reasonable extension thereof.

                  "Permitted Debt" is defined to include the following:

                  (a) Debt of the Company evidenced by the Original Notes and the Exchange Notes issued in exchange for such Original Notes and in exchange for any Additional Notes;

                  (b) Debt of the Company or a Restricted Subsidiary under any Credit Facilities, provided that on the date of Incurrence the aggregate principal amount of the Debt to be Incurred plus all Debt previously issued pursuant to this clause (b) which remains outstanding shall not exceed (1) the greater of (A) $540 million and (B) the Borrowing Base, less (2) the amount by which any such Debt previously Incurred under this clause (b) that has been permanently reduced by the amount of Net Available Cash used to Repay Debt and not subsequently reinvested in Additional Assets or used to purchase Notes or Repay other Debt pursuant to Section 1013;

                  (c) Debt of the Company or a Restricted Subsidiary in respect of Capital Lease Obligations and Purchase Money Debt, provided that:

                           (1) the aggregate principal amount of such Debt does not exceed the fair market value (as determined by the Company in good faith) on the date of the Incurrence thereof in the case of a Capital Lease Obligation and on the date of the acquisition, construction, lease, improvement or installation of the underlying asset in the case of Purchase Money Debt, of the Property acquired, constructed, leased, improved or installed; and

                           (2) the aggregate principal amount of all Debt Incurred pursuant to this clause (c) at any one time outstanding (together with all Permitted Refinancing Debt Incurred and then outstanding in respect of Debt previously Incurred pursuant to this clause (c)) shall not exceed 5.0% of Consolidated Net Tangible Assets;

                  (d) Debt of the Company owing to and held by any Restricted Subsidiary and Debt of a Restricted Subsidiary owing to and held by the Company or any Restricted Subsidiary; provided, however, that (1) if the Company is the obligor on such Debt, such Debt must be contractually subordinated in right of payment to the Notes, and (2) any subsequent issue or transfer of Capital Stock or other event that results in any such Debt being held by a Person other than the Company or a Restricted Subsidiary or any subsequent transfer of any such Debt (except to the Company or a Restricted Subsidiary) shall be deemed, in each case, to constitute the Incurrence of such Debt by the issuer thereof;

                  (e) Debt of a Restricted Subsidiary outstanding on the date on which such Restricted Subsidiary was acquired by the Company or otherwise became a Restricted Subsidiary (other than Debt Incurred as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of transactions pursuant to which such Restricted Subsidiary became a Subsidiary of the Company or was otherwise acquired by

Indenture
the Company), provided that the aggregate principal amount (or accreted value, as applicable) of all such Debt Incurred pursuant to this clause (e) at any time outstanding shall not exceed $50.0 million;

                  (f) Debt under Hedging Obligations entered into by the Company or a Restricted Subsidiary for the purpose of fixing, managing or hedging interest rate, commodity or currency risk in the ordinary course of the financial management of the Company or such Restricted Subsidiary and not for speculative purposes;

                  (g) Debt in connection with one or more banker's acceptances, letters of credit, surety or performance bonds or security deposits issued by the Company or a Restricted Subsidiary in the ordinary course of business and for purposes customary in the Company's industry;

                  (h) Debt of the Company or a Restricted Subsidiary outstanding on the Issue Date, other than Debt under the New Credit Facility;

                  (i) Debt of the Company or a Restricted Subsidiary in an aggregate principal amount (or accreted value or liquidation preference, as applicable) outstanding at any one time and Incurred pursuant to this clause (i) not to exceed $75.0 million;

                  (j) in addition to the Debt that may be incurred under clause (b) of this definition, the Incurrence of Debt by one or more Foreign Restricted Subsidiaries in an aggregate principal amount (or accreted value, as applicable) at any time outstanding not to exceed 10.0% of Consolidated Tangible Foreign Assets, provided that;

                           (1) no Default or Event of Default shall have occurred or be continuing or would be caused by such Incurrence of Debt, and

                           (2)      such Debt shall be used solely:

                                    (A)     to fund the working capital or used
                           for general corporate purposes of such Foreign Restricted Subsidiary; or

                                    (B)     to pay dividends or any other
                           distributions on or in respect of its Capital Stock or pay any Debt or other obligation owed, or make any loans or advances to the Company or any other Restricted Subsidiary;

                  (k) the Guarantee by the Company of Debt of a Restricted Subsidiary or the Guarantee (given substantially concurrent with the Incurrence of Debt being Guaranteed) by a Restricted Subsidiary of Debt of the Company or any other Restricted Subsidiary of the Company, in each case with respect to Debt that is permitted to be Incurred by Section 1008 or this definition of Permitted Debt;

                  (l) Debt incurred by the Company or a Restricted Subsidiary not to exceed $50.0 million and that is secured by a mortgage on the Office Campus;

Indenture

                  (m) Permitted Refinancing Debt Incurred in respect of Debt Incurred pursuant to clause (a)(1) of Section 1008 and clauses (a), (c),
(e), (h), (j) and (l) of this definition and this clause (m).

                  "Permitted Investment" means any Investment by the Company or a Restricted Subsidiary in:

                  (a)      the Company;

                  (b) any Restricted Subsidiary or any Person that will, upon the making of such Investment, become a Restricted Subsidiary, provided that the primary business of such Restricted Subsidiary is a Permitted Business;

                  (c) any Person if as a result of such Investment such Person is merged or consolidated with or into, or transfers or conveys all or substantially all its Property to, or is liquidated into, the Company or a Restricted Subsidiary, provided that such Person's primary business is a Permitted Business;

                  (d)      cash or Cash Equivalents;

                  (e) receivables owing to the Company or a Restricted Subsidiary, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms (and Investments obtained in exchange for or settlement of accounts receivable for which the Company or a Restricted Subsidiary has determined that collection is not likely); provided, however, that such trade terms may include such concessionary trade terms as the Company or such Restricted Subsidiary deems reasonable under the circumstances;

                  (f) commission, entertainment, relocation, payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business;

                  (g) loans and advances to, or Guarantees of third party loans to, employees, directors and officers made in the ordinary course of business consistent with past practices of the Company or such Restricted Subsidiary and in compliance with applicable laws, provided that such loans and advances in the aggregate do not exceed $5.0 million at any one time outstanding;

                  (h) any acquisition of Property solely in exchange for the issuance of Capital Stock (other than Disqualified Stock) or the transfer on a non-exclusive basis of intellectual property or know-how of the Company;

                  (i) any Investment received in settlement of debts created in the ordinary course of business and owing to the Company or a Restricted Subsidiary or in satisfaction of judgments, including pursuant to a plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer or consideration received in settlement of litigation claims in tort, bankruptcy, liquidation, receivership or insolvency or otherwise;

Indenture

                  (j) any Person to the extent such Investment represents the non-cash portion of the consideration received in connection with an Asset Sale consummated in compliance with Section 1013;

                  (k)      Hedging Obligations permitted under Section 1008;

                  (l) prepaid expenses and negotiable instruments held for collection in the ordinary course of business;

                  (m) lease, utility and workers' compensation, performance and other similar deposits arising in the ordinary course of business;

                  (n) Investments existing as of the Issue Date and Investments purchased or received in exchange for such Investments, provided that any additional consideration provided by the Company or any Restricted Subsidiary in such exchange shall be not be permitted pursuant to this clause
(n);

                  (o) loans or advances to customers in the ordinary course of business;

                  (p) any Person engaged in a Permitted Business, provided that such Investments in the aggregate do not exceed 10% of Consolidated Net Tangible Assets at any one time outstanding; and

                  (q)      the Notes and the Notes Guarantees.

                  "Permitted Joint Venture" means any Person that is, directly or indirectly, engaged principally in a Permitted Business, and the Capital Stock (or securities convertible into Capital Stock) of which is owned by the Company and one or more Persons other than the Company or any Affiliate of the Company.

                  "Permitted Liens" means:

                  (a) Liens on any assets, including the Collateral, to secure Debt permitted to be Incurred pursuant to Section 1008 under clause (b) of the definition of "Permitted Debt";

                  (b) during the Security Period, Liens to secure Debt permitted to be Incurred pursuant to Section 1008 under clause (c) of the definition of "Permitted Debt" and during the period where a Fall-Away Event has occurred and is continuing, Liens to secure Capital Lease Obligations and Purchase Money Debt where the aggregate principal amount of such Debt at any time outstanding shall not exceed 10.0% of Consolidated Net Tangible Assets, provided that, in each case, any such Lien may not extend to any Property of the Company or any Restricted Subsidiary, other than the Property acquired, constructed, improved or leased with the proceeds of such Debt and any additions, parts, attachments, fixtures, leasehold improvements, proceeds, improvements or accessions related thereto;

                  (c) Liens for taxes, assessments or governmental charges or levies on the Property of the Company or any Restricted Subsidiary if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by

Indenture
appropriate proceedings, provided that any reserve or other appropriate provision that shall be required in conformity with GAAP shall have been made therefor;

                  (d) Liens imposed by law or arising by operation of law, including without limitation, landlords', mailmen's, suppliers', vendors', carriers', warehousemen's and mechanics' Liens and other similar Liens, Liens for master's and crew's wages and other similar laws, on the Property of the Company or any Restricted Subsidiary arising in the ordinary course of business and for payment obligations that are not more than 60 days past due or are being contested in good faith and by appropriate proceedings;

                  (e) Liens on the Property of the Company or any Restricted Subsidiary Incurred in the ordinary course of business to secure performance of obligations with respect to statutory or regulatory requirements, performance or return-of-money bonds, surety or appeal bonds or other obligations of a like nature and Incurred in a manner consistent with industry practice;

                  (f) Liens on Property at the time the Company or any Restricted Subsidiary acquired such Property, including any acquisition by means of a merger or consolidation with or into the Company or any Restricted Subsidiary; provided, however, that any such Lien may not extend to any other Property of the Company or any Restricted Subsidiary; provided further, that such Liens shall not have been Incurred in anticipation of or in connection with the transaction or series of transactions pursuant to which such Property was acquired by the Company or any Restricted Subsidiary;

                  (g) Liens on the Property of a Person existing at the time such Person becomes a Restricted Subsidiary; provided, however, that any such Lien may not extend to any other Property of the Company or any other Restricted Subsidiary that is not a direct Subsidiary of such Person; provided further, that any such Lien was not Incurred in anticipation of or in connection with the transaction or series of transactions pursuant to which such Person became a Restricted Subsidiary;

                  (h) Liens Incurred or pledges or deposits made by the Company or any Restricted Subsidiary under workmen's compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Debt) or leases to which the Company or any Restricted Subsidiary is party, or deposits to secure public or statutory obligations of the Company, or deposits for the payment of rent, in each case Incurred in the ordinary course of business;

                  (i) utility easements, building restrictions and such other encumbrances or charges against real Property as are of a nature generally existing with respect to properties of a similar character;

                  (j) Liens existing on the Issue Date not otherwise described in clauses (a) through (i) of this definition;

                  (k)      Liens not otherwise described in clauses (a) through
(j) of this definition on the Property of any Restricted Subsidiary that is not a Notes Guarantor to secure any Debt permitted to be Incurred by such Restricted Subsidiary pursuant to Section 1008;

Indenture

                  (l) Liens on the Property of the Company or any Restricted Subsidiary to secure any Refinancing, in whole or in part, of any Debt secured by Liens referred to in clauses (a), (b), (f), (g), (j), (k), (o),
(p), (t), (u), (w), (y) and (z) of this definition; provided, however, that any such Lien shall be limited to all or part of the same Property that secured the original Lien (together with improvements and accessions to such Property) and the aggregate principal amount of Debt that is secured by such Lien shall not be increased to an amount greater than the sum of:

                           (1) the outstanding principal amount, or, if greater, the committed amount, of the Debt secured by Liens described under clauses (a), (b), (f), (j), (k), (o), (p),
                  (t), (u), (w), (y) and (z) of this definition, as the case may be, at the time the original Lien became a Permitted Lien under this Indenture; and

                           (2) an amount necessary to pay any fees and expenses, including premiums and defeasance costs, incurred by the Company or such Restricted Subsidiary in connection with such Refinancing;

                  (m) judgment Liens not giving rise to a Default or Event of Default so long as such Lien is adequately bonded and any appropriate legal proceedings that may have been initiated for the review of such judgment, decree or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

                  (n) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person's obligations in respect of banker's acceptances issued or credited for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods;

                  (o) Liens securing obligations of the Company under Hedging Obligations permitted to be Incurred pursuant to Section 1008 under clause (f) of the definition of "Permitted Debt";

                  (p) Liens securing reimbursement obligations with respect to commercial letters of credit that encumber cash, documents and other Property relating to such letters of credit and proceeds thereof;

                  (q) Liens on assets leased to the Company or a Restricted Subsidiary if such lease is properly classified as an operating lease in accordance with GAAP or is a Synthetic Lease of the Office Campus;

                  (r) Liens arising under consignment or similar arrangements for the sale of goods in the ordinary course of business;

                  (s) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

                  (t) Liens securing obligations of the Company or any Restricted Subsidiary in respect of a Receivables Program, provided that any such Lien will be limited to the Receivables Program Assets under such Receivables Program;

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

                  (u) Liens on cash securing obligations of the Company or a Restricted Subsidiary in connection with or under a Synthetic Lease of the Office Campus;

                  (v)      Liens in favor of the Company;

                  (w) Liens on the Collateral to secure the Notes and the Notes Guarantees;

                  (x) Liens on Capital Stock of Unrestricted Subsidiaries that does not constitute Collateral;

                  (y) Liens on the Office Campus to secure Debt permitted to be incurred pursuant to Section 1008 under clause (l) of the definition of "Permitted Debt";

                  (z) Liens securing other Debt not exceeding $10.0 million at any time outstanding; and

                  (aa) Liens arising out of transactions relating to tax-planning strategies of the Company and its Restricted Subsidiaries; provided all such transactions are between or among Restricted Subsidiaries, the Company and any trustee, transfer agent or escrow agent relating to such tax-planning strategies, or any combination of the foregoing parties.

                  "Permitted Refinancing Debt" means any Debt that Refinances any other Debt, including any successive Refinancings, so long as:

                  (a) such Debt is in an aggregate principal amount (or if Incurred with original issue discount, an aggregate issue price) not in excess of the sum of:

                           (1) the aggregate principal amount (or if Incurred with original issue discount, the aggregate accreted value) and all accrued interest then outstanding of the Debt being Refinanced; and

                           (2) an amount necessary to pay any fees and expenses, including premiums and defeasance costs, related to such Refinancing;

                  (b) the Average Life of such Debt is equal to or greater than the Average Life of the Debt being Refinanced;

                  (c) the Stated Maturity of such Debt is no earlier than the Stated Maturity of the Debt being Refinanced; and

                  (d) the new Debt shall not be senior in right of payment to the Debt that is being Refinanced, except that, in the case of any Debt that Refinances the Convertible Debentures, such Debt may be senior in right of payment to the Convertible Debentures;

                  provided, however, that Permitted Refinancing Debt shall not include:

                           (1) Debt of a Subsidiary that is not a Notes Guarantor that Refinances Debt of the Company or a Notes Guarantor; or

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                                       31

                           (2)      Debt of the Company or a Restricted
                  Subsidiary that Refinances Debt of an Unrestricted Subsidiary.

                  "Person" means any individual, corporation, company (including any limited liability company), association, partnership, joint venture, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                  "Pledge and Security Agreement" means the Second Lien Pledge and Security Agreement dated the Issue Date and entered into among the Company, certain of its subsidiaries named therein and the Second Lien Collateral Trustee.

                  "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

                  "Preferred Stock" means any Capital Stock of a Person, however designated, which entitles the holder thereof to a preference with respect to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of any other class of Capital Stock issued by such Person.

                  "Preferred Stock Dividends" means all dividends (other than dividends paid in Capital Stock of the Company) made with respect to Preferred Stock of Restricted Subsidiaries held by Persons other than the Company or a Wholly Owned Restricted Subsidiary. The amount of any such dividend shall be equal to the quotient of such dividend divided by the difference between one and the maximum statutory federal income rate (expressed as a decimal number between 1 and 0) then applicable to the issuer of such Preferred Stock.

                  "Prepayment Offer" has the meaning specified in Section
1013(d).

                  "Principal Property" means the land, improvements, buildings and fixtures (to the extent they constitute real property interests) (including any leasehold interest therein) constituting the principal corporate office of the Company, any manufacturing plant or any manufacturing facility (whether now owned or hereafter acquired) which is (a) owned or leased by the Company or any Subsidiary, (b) is located within any of the present 50 states of the United States (or the District of Columbia), (c) has not been determined in good faith by the Board of Directors of the Company not to be of material importance to the business conducted by the Company and its Subsidiaries, taken as a whole, and
(d) has a book value on the date of which the determination is being made of in excess of 1% of Consolidated Net Tangible Assets of the Company as most recently determined on or prior to such date (including for purposes of such calculation the land, improvements, buildings and such fixtures comprising such office, plant or facility, as the case may be).

                  "pro forma" means, with respect to any calculation made or required to be made pursuant to the terms of this Indenture, a calculation performed in accordance with Article Eleven of Regulation S-X promulgated under the Securities Act, as interpreted in good

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                                       32
faith by an Officer, or otherwise a calculation made in good faith by an Officer after consultation with the independent certified public accountants of the Company.

                  "Property" means, with respect to any Person, any interest of such Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including Capital Stock in, and other securities of, any other Person. For purposes of any calculation required pursuant to this Indenture, the value of any Property shall be its fair market value.

                  "Purchase Agreement" means the Purchase Agreement dated December 18, 2002 between the Company the Guarantors named therein and the Purchasers.

                  "Purchase Date" has the meaning specified in Section 1013(d).

                  "Purchase Money Debt" means Debt:

                  (a) consisting of the deferred purchase price of Property, conditional sale obligations, obligations under any title retention agreement, other purchase money obligations and obligations in respect of industrial revenue bonds, in each case where the maturity of such Debt does not exceed the anticipated useful life of the Property being financed; or

                  (b) Incurred to finance all or any part of the purchase price or cost of an acquisition, construction improvement, installation or lease by the Company or a Restricted Subsidiary of Property used in the business of the Company and its Restricted Subsidiaries, including additions and improvements thereto;

provided, however, that such Debt is Incurred within 180 days after the acquisition, construction, improvement, installation or lease of such Property by the Company or such Restricted Subsidiary.

                  "Purchase Price" has the meaning specified in Section 1013(d).

                  "Purchasers" means Goldman, Sachs & Co., Banc of America Securities LLC, Salomon Smith Barney Inc., Morgan Stanley & Co. Incorporated, Scotia Capital (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Dominion Securities Corporation.

                  "Rating Agency" means Moody's and S&P (or, if either such entity ceases to rate the Notes for reasons outside the control of the Company, then in place of that entity, any other securities rating organization nationally recognized in the United States selected by the Company as a replacement agent).

                  "Receivables Program" means, with respect to any Person, an agreement or other arrangement or program providing for the advance of funds to such Person against the pledge, contribution, sale or other transfer or encumbrances of Receivables Program Assets of such Person or such Person and/or one or more of its Subsidiaries.

                  "Receivables Program Assets" means all of the following Property and interests in Property, including any undivided interest in any pool of any such Property or interests, whether now existing or existing in the future or hereafter arising or acquired:

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                                       33

                  (a) accounts (as defined in the Uniform Commercial Code or any similar or equivalent legislation as in effect in any applicable jurisdiction);

                  (b) accounts receivable, general intangibles, instruments, contract rights, documents and chattel paper (including, without limitation, all rights to payment created by or arising from sales of goods, leases of goods or the rendition of services, no matter how evidenced, whether or not earned by performance);

                  (c) all unpaid sellers' or lessors' rights (including, without limitation, rescission, replevin, reclamation and stoppage in transit) relating to any of the foregoing or arising therefrom;

                  (d) all rights to any goods or merchandise represented by any of the foregoing;

                  (e) all reserves and credit balances with respect to any such accounts receivable or account debtors;

                  (f) all letters of credit, security or Guarantees of any of the foregoing;

                  (g) all insurance policies or reports relating to any of the foregoing;

                  (h) all collection or deposit accounts relating to any of the foregoing;

                  (i) all books and records relating to any of the foregoing;

                  (j) all instruments, contract rights, chattel paper, documents and general intangibles relating to any of the foregoing; and

                  (k)      all proceeds of any of the foregoing.

                  "Redemption Date" when used with respect to any Note to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price" when used with respect to any Note to be redeemed, in whole or in part, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Reference Treasury Dealer" means Goldman, Sachs & Co. and its respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

                  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and ask prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.

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                                       34

                  "Refinance" means, in respect of any Debt, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or Repay, or to issue other Debt, in exchange or replacement for, such Debt. "Refinanced" and "Refinancing" shall have correlative meanings.

                  "Registration Rights Agreement" means the exchange and registration rights agreement dated as of the Issue Date among the Company, the Notes Guarantors named therein and the Purchasers.

                  "Registration Statement" means the registration statement(s) as defined and described in the Registration Rights Agreement.

                  "Regular Record Date" has the meaning specified in the form of Note attached as Exhibit A.

                  "Regulation S" means Regulation S under the Securities Act.

                  "Regulation S Certificate" means a certificate substantially in the form set forth in Exhibit B attached to this Indenture.

                  "Regulation S Global Note" has the meaning specified in
Section 201.

                  "Regulation S Legend" means a legend substantially in the form of the legend required in the form of Note set forth in Section 202 to be placed upon a Regulation S Note.

                  "Regulation S Note" means a Note that is required pursuant to
Section 305(c) of this Indenture to bear a Regulation S Legend and that is a restricted security within the meaning of Rule 144. Such term includes the Regulation S Global Note.

                  "Repay" means, in respect of any Debt, to repay, prepay, repurchase, redeem, legally defease or otherwise retire such Debt. "Repayment" and "Repaid" shall have correlative meanings. For purposes of Section 1013 and the definition of "Consolidated Interest Coverage Ratio," Debt shall be considered to have been Repaid only to the extent the related loan commitment, if any, shall have been permanently reduced in connection therewith.

                  "Responsible Officer", when used with respect to the Trustee, means any officer in the Corporate Trust Office of the Trustee and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restricted Global Note" has the meaning specified in Section 201.

                  "Restricted Notes" means a restricted security within the meaning of Rule 144 and all Notes required pursuant to Section 305(c) to bear a Restricted Notes Legend. Such term includes the Restricted Global Note.

                  "Restricted Notes Certificate" means a certificate substantially in the form set forth in Exhibit C.

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                                       35

                  "Restricted Notes Legend" means a legend substantially in the form of the legend required in the form of Note set forth in Section 202 to be placed upon a Restricted Note.

                  "Restricted Payment" means:

                  (a) any dividend or distribution (whether made in cash, securities or other Property) declared or paid on or with respect to any shares of Capital Stock of the Company or any Restricted Subsidiary (including any such payment in connection with any merger or consolidation with or into the Company or any Restricted Subsidiary), except for any dividend or distribution that is made solely to the Company or a Restricted Subsidiary (and, if such Restricted Subsidiary is not a Wholly Owned Restricted Subsidiary, to the other shareholders of such Restricted Subsidiary on a pro rata basis or on a basis that results in the receipt by the Company or a Restricted Subsidiary of dividends or distributions of greater value than it would receive on a pro rata basis) or any dividend or distribution payable solely in shares of Capital Stock (other than Disqualified Stock) of the Company;

                  (b) the purchase, repurchase, redemption, acquisition or retirement for value of any Capital Stock of the Company (other than from a Restricted Subsidiary);

                  (c) the purchase, repurchase, redemption, acquisition or retirement for value, prior to the earliest of the Stated Maturity or the date for any sinking fund or amortization or other installment payment, of any Subordinated Debt (other than the purchase, repurchase, redemption, acquisition or retirement of any Subordinated Debt purchased in anticipation of satisfying a payment at the earliest of the Stated Maturity, or the date of any sinking fund or amortization or other installment obligation, in each case due within one year of the date of purchase, repurchase, redemption, acquisition or retirement); or

                  (d) any Investment (other than Permitted Investments) in any Person.

                  "restricted security" has the meaning set forth in Section
305.

                  "Restricted Subsidiary" means any Subsidiary of the Company other than an Unrestricted Subsidiary.

                  "Restructuring Plans" means each of the restructuring plans of the Company and its Subsidiaries as announced by the Company on (1) October 24, 2001 in the Company's press release and earnings conference call relating to its fourth quarter ended September 29, 2001 and year-end results for fiscal 2001 and
(2) on October 29, 2002 in the Company's press release and earnings conference call relating to its fourth quarter ended September 28, 2002 and year-end results for fiscal 2002.

                  "Rule 144" means Rule 144 under the Securities Act.

                  "Rule 144A" means Rule 144A under the Securities Act.

                  "Rule 144A Notes" means (i) in the case of the Original Notes, the Notes purchased by the Purchasers from the Company pursuant to the Purchase Agreement, other than

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                                       36
the Regulation S Notes, and (ii) in the case of Additional Notes, any Additional Notes purchased from the Company for resale pursuant to Rule 144A.

                  "S&P" means Standard & Poor's Ratings Service or any successor to the rating agency business thereof.

                  "Sale and Leaseback Transaction" means any direct or indirect arrangement relating to Property now owned or hereafter acquired whereby the Company or a Restricted Subsidiary transfers such Property to another Person and the Company or a Restricted Subsidiary leases it from such Person. Neither a transaction solely between the Company and any of its Restricted Subsidiaries or between any Restricted Subsidiaries of the Company, nor a sale and leaseback transaction that is consummated within 180 days after the purchase of the assets subject to such transaction, shall be considered a Sale and Leaseback Transaction.

                  "Second Lien Collateral Trustee" means the collateral trustee acting pursuant to the Second Lien Collateral Trust Agreement on behalf of the Holders, with respect to such Holders' security interest in the Collateral, and its agents, successors and assigns and who shall be State Street Bank and Trust Company of California, N.A. on the Issue Date.

                  "Second Lien Collateral Trust Agreement" means the Second Lien Collateral Trust Agreement dated as of the date hereof entered into among the Company, the Notes Guarantors and State Street Bank and Trust Company of California, N.A.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time, and (unless the context otherwise requires) includes the rules and regulations of the Commission promulgated thereunder.

                  "Securities Act Legend" means a Restricted Notes Legend or a Regulation S Legend.

                  "Security Documents" means the Intercreditor Agreement, the Pledge and Security Agreement, the Second Lien Collateral Trust Agreement, the mortgages, the collateral access agreements, if any, and all other instruments, documents and agreements delivered by the Company or the Notes Guarantors in order to grant to the Second Lien Collateral Trustee, for the benefit of Holders, a second priority lien on the Collateral as security for the obligations of the Company and the Notes Guarantors under the Notes, including any amendments to, or replacements of, any of the foregoing (if applicable).

                  "Security Interest" has the meaning set forth in Section 1101;

                  "Security Period" means the period beginning on the Issue Date and ending on the date of the occurrence of the Fall-Away Event.

                  "Senior Debt" means:

                  (a) all obligations consisting of the principal, premium, if any, and accrued and unpaid interest (including interest accruing on or after the filing of any petition in

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                                       37
bankruptcy or for reorganization relating to the Company whether or not such post-filing interest is allowed in such proceeding) in respect of:

                           (1)      Debt of the Company for borrowed money; and

                           (2) Debt of the Company evidenced by notes, debentures, bonds or other similar instruments permitted under this Indenture for the payment of which the Company is responsible or liable;

                  (b) all Capital Lease Obligations of the Company and all Attributable Debt in respect of Sale and Leaseback Transactions entered into by the Company;

                  (c)      all obligations of the Company:

                           (1) for the reimbursement of any obligor on any letter of credit, bankers' acceptance or similar credit transaction;

                           (2)      under Hedging Obligations; or

                           (3) issued or assumed as the deferred purchase price of Property and all conditional sale obligations of the Company and all obligations under any title retention agreement permitted under this Indenture; and

                  (d) all obligations of other Persons of the type referred to in clauses (a), (b) and (c) of this definition for the payment of which the Company is responsible or liable as Guarantor;

provided, however, that Senior Debt shall not include:

                           (1) Debt of the Company that is by its terms subordinate in right of payment to the Notes;

                           (2) any Debt Incurred in violation of the provisions of this Indenture;

                           (3) accounts payable or any other obligations of the Company to trade creditors created or assumed by the Company in the ordinary course of business in connection with the obtaining of materials or services (including Guarantees thereof or instruments evidencing such liabilities);

                           (4) any liability for Federal, state, local or other taxes owed or owing by the Company;

                           (5)      any obligation of the Company to any
                  Subsidiary; or

                           (6) any obligations with respect to any Capital Stock of the Company.

                  "Senior Debt" of any Notes Guarantor has a correlative meaning to the definition of "Senior Debt".

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

                  "Shelf Registration Statement" has the meaning specified in the Registration Rights Agreement.

                  "Significant Subsidiary" means any Subsidiary that would be a "significant subsidiary" of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the Commission. In no event shall an Unrestricted Subsidiary be considered a Significant Subsidiary for purposes of this definition.

                  "Special Interest" has the meaning described in the Registration Rights Agreement.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

                  "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the payment of principal of such security is due and payable, including pursuant to any mandatory redemption or repurchase provision (but excluding any provision providing for the redemption or repurchase of such security at the option of the holder thereof upon the happening of any contingency beyond the control of the issuer unless such contingency has occurred). Notwithstanding the foregoing, in the case of the Company's Zero Coupon Convertible Subordinated Debentures Due 2020 (the "Zero Coupon Debentures"), the Stated Maturity shall be September 12, 2005, which is the first date on which the holders of such Zero Coupon Debentures have the right to require the Company to purchase the Zero Coupon Debentures.

                  "Subordinated Debt" means any Debt of the Company or any Notes Guarantor (whether outstanding on the Issue Date or thereafter Incurred) that is subordinate or junior in right of payment to the Notes or the applicable Notes Guarantee, as the case may be, pursuant to a written agreement to that effect. No Debt of the Company or a Notes Guarantor shall be deemed to be subordinated in right of payment to any other Debt of the Company or such Notes Guarantor solely by virtue of any Liens, Guarantees, maturity of payments or structural subordination.

                  "Subsidiary" means, in respect of any Person, any corporation, company (including any limited liability company), association, partnership, joint venture or other business entity of which a majority of the total voting power of the Voting Stock is at the time owned or controlled, directly or indirectly, by:

                  (a)      such Person;

                  (b) such Person and one or more Subsidiaries of such Person; or

                  (c)      one or more Subsidiaries of such Person.

                  "Successor Note" of any particular Note means every Note issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Note; and for the purposes of this definition, any Note authenticated and delivered under Section 306 in

Indenture
exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

                  "Surviving Person" has the meaning set forth in Section 801.

                  "Suspended Covenants" has the meaning specified in Section
1023.

                  "Suspension Period" means any period or periods beginning on the date of a Fall-Away Event and ending on the earlier of (A) the date one or both of the Rating Agencies withdraw their ratings or downgrade the ratings assigned to the Notes below Investment Grade Ratings or (B) the date on which a Default or Event of Default occurs and is continuing.

                  "Synthetic Lease" means an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, for U.S. federal income tax purposes, is characterized as the indebtedness of such Person (without regard to accounting treatment) and any related documents including any refinancings, extensions, renewals, defeasance, amendments, modifications, supplements, restructuring, replacements, refundings, repayments, payments, purchases, redemptions or retirements, or the entering into of other such leases or agreements, in exchange or replacement for, such agreement or lease.

                  "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the yield to maturity of the Comparable Treasury Issue, compounded semi-annually, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905; provided, however, that, in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Trustee" means the Person named as the "Trustee" in the first subsection of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  "U.S. Dollar Equivalent" means, with respect to any monetary amount in a currency other than the U.S. dollar, at or as of any time for the determination thereof, the amount of U.S. dollars obtained by converting such foreign currency involved in such computation into U.S. dollars at the spot rate for the purchase of U.S. dollars with the applicable foreign currency as quoted by Reuters (or, if Reuters ceases to provide such spot quotations, by any other reputable service as is providing such spot quotations, as selected by the Company) at approximately 11:00 a.m. (New York City time) on a day not more than two business days prior to such determination.

                  "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States is pledged and which are not callable or redeemable at the issuer's option.

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                                       40

                  "U.S. Person" has the meaning set forth in Rule 902(k) under the Securities Act.

                  "United States" means the United States of America (including the States thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

                  "Unrestricted Notes Certificate" means a certificate substantially in the form set forth in Exhibit D.

                  "Unrestricted Subsidiary" means any Subsidiary of the Company that is designated by the Board of Directors as an Unrestricted Subsidiary pursuant to a Board Resolution, but only to the extent that such Subsidiary at the time of such designation:

                  (a) is a Person with respect to which neither the Company nor any Restricted Subsidiary has an obligation to (1) subscribe for additional Capital Stock or (2) maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results;

                  (b)      has no Debt other than Debt:

                           (1) as to which neither the Company nor any of its Restricted Subsidiaries (A) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Debt), (B) is directly or indirectly liable as a Guarantor or otherwise, or (C) constitutes the lender; provided, however, the Company or a Restricted Subsidiary may loan, advance or extend credit to, or Guarantee the Debt of, an Unrestricted Subsidiary that is permitted under Sections 1008 and 1009;

                           (2) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit upon notice, lapse of time or both any holder of any other Debt (other than the Notes, the Notes Guarantees or any Guarantee permitted by the proviso to paragraph (1) of this clause (b)) of the Company or any of its Restricted Subsidiaries, in an aggregate amount greater than $50.0 million or its foreign currency equivalent at the time, to declare a default on such other Debt or cause the payment thereof to be accelerated or payable prior to its Stated Maturity; and

                           (3) as to which the lenders have been notified in writing or have otherwise agreed in writing that they will not have any recourse to the stock or other Property of the Company or any Restricted Subsidiary, except for Debt that has been Guaranteed by the Company or any Restricted Subsidiary as permitted by the proviso to paragraph (1) of this clause (b);

                  (c) does not own any Capital Stock or holds any Lien on any Property of, the Company or any Restricted Subsidiary; and

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                                       41

                  (d) is not a party to any agreement, contract, arrangement or understanding with the Company or any Restricted Subsidiary unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such Restricted Subsidiary than those that could reasonably be expected to be obtained at the time from any Person that is not an Affiliate of the Company or any Restricted Subsidiary.

                  Any designation of a Subsidiary of the Company as an Unrestricted Subsidiary shall be evidenced by filing with the Trustee a certified copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the preceding conditions and was permitted under Section 1009. If at any time any Unrestricted Subsidiary would fail to meet the preceding requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of this Indenture and any Debt of such Subsidiary shall be deemed to be Incurred by a Restricted Subsidiary as of such date, and, if such Debt is not permitted to be Incurred as of such date under the covenant described under Section 1008, the Company shall be in default of such covenant. The Board of Directors may at any time designate an Unrestricted Subsidiary to be a Restricted Subsidiary; provided that (1) all Liens and Debt of such Unrestricted Subsidiary outstanding immediately following such designation, would, if Incurred at such time, have been permitted to be Incurred under this Indenture, and (2) no Default or Event of Default would occur or be continuing following such designation. The term "Unrestricted Subsidiary" shall also include any Subsidiary of an Unrestricted Subsidiary.

                  "Vice President," when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                  "Voting Stock" of any Person means all classes of Capital Stock or other interests (including partnership interests) of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof.

                  "Wholly Owned Restricted Subsidiary" means, at any time, a Restricted Subsidiary, all the Capital Stock of which (other than any director's qualifying shares or shares required by applicable law to be held by third persons) is at such time owned, directly or indirectly, by the Company and its other Wholly Owned Restricted Subsidiaries.

                  SECTION 102.  Compliance Certificates and Opinions.

                  (a) Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

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

                  (b) Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include (in form reasonably satisfactory to the Trustee):

                           (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                           (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with (which, in the case of an Opinion of Counsel, may be limited to reliance on an Officers' Certificate as to matters of fact); and

                           (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  SECTION 103.  Form of Documents Delivered to Trustee.

                  (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  (b) Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 104.  Acts of Holders; Record Date.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in

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

person or by any agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. The Trustee shall promptly deliver to the Company copies of all such instruments delivered to the Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the Act of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 104.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The ownership of Notes (including the principal amount and serial numbers of Notes held by any Person, and the date of holding the same) shall be proved by the Note Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

                  (e) The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Notes entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Notes; provided that the Company may not set a record date for, and the provisions of this subsection shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in subsection (f). If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such matter referred to in the foregoing sentence, the record date for any such matter shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation. If any record date is set pursuant to this subsection, the Holders of Outstanding Notes on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Notes on such record date. Nothing in this subsection (e) shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this subsection (e) (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing

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

in this subsection shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Notes on the date such action is taken. Promptly after any record date is set pursuant to this subsection, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Notes in the manner set forth in Section 106.

                  (f) The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Notes entitled to join in the giving or making of (1) any Notice of Default, (2) any declaration of acceleration referred to in Section 502, (3) any request to institute proceedings referred to in clause 507(a)(2) or (4) any direction referred to in
Section 512. If any record date is set pursuant to this subsection, the Holders of Outstanding Notes on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Notes on such record date. Nothing in this subsection shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this subsection (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this subsection shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Notes on the date such action is taken. Promptly after any record date is set pursuant to this subsection, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Notes in the manner set forth in Section 106.

                  (g)      With respect to any record date set pursuant to this
Section 104, the party hereto which sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Notes in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section 104, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this subsection. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

                  (h) Without limiting the foregoing provisions, a Holder entitled hereunder to take any action hereunder with regard to any particular Note may do so with regard to all or any part of the principal amount of such Note or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

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

                  SECTION 105.  Notices, Etc., to Trustee and Company.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention:
Corporate Trust Department.

                  (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the Recitals to this Indenture or at any other address previously furnished in writing to the Trustee by the Company.

                  SECTION 106.  Notice to Holders; Waiver.

                  (a) Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or delivered by hand or overnight courier, to each Holder affected by such event, at his address as it appears in the Note Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice, with a copy to Trustee at the same time, and delivered to the Trustee in the manner provided in clause (a) of Section 105. In any case where notice to Holders is given by mail, neither the failure to mail or deliver by hand or overnight courier such notice, nor any defect in any notice so mailed or delivered by hand or overnight courier, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  (b) In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                  SECTION 107.  Conflict with Trust Indenture Act.

                  Until such time as this Indenture shall be qualified under the Trust Indenture Act, this Indenture, the Company and the Trustee shall be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Indenture were so qualified on the date hereof. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or

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                                       46
excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

                  SECTION 108.  Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 109.  Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                  SECTION 110.  Separability Clause.

                  In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 111.  Benefits of Indenture.

                  Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Notes Registrar and their successors hereunder and the Holders of Notes, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 112.  Governing Law.

                  THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 113.  Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Purchase Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Purchase Date or Stated Maturity, as the case may be if and to the extent the required payment is made on the next succeeding Business Day.

                  SECTION 114. Indenture and Securities Solely Corporate Obligations.

                  No recourse for the payment of the principal of or premium, if any, or interest on the Notes, or for any claim based thereon or otherwise in respect thereof, and no recourse under

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                                       47
or upon any obligation, covenant or agreement of the Company or the Notes Guarantors in this Indenture or in any supplemental indenture or in any Note or Notes Guarantee, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer, or director or subsidiary, as such, past, present or future, of the Company or the Notes Guarantors or of any successor corporation, either directly or through the Company or the Notes Guarantors or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes and Notes Guarantees.

                  SECTION 115.  Counterparts.

                  This Indenture may be executed in any number of counterparts, each of which shall be original; but such counterparts shall together constitute but one and the same instrument.

                                  ARTICLE TWO
                                   NOTE FORMS

                  SECTION 201. Forms Generally.

                  (a) The Notes and the Trustee's certificates of authentication shall be in substantially the form of Exhibit A attached hereto, the terms of which are incorporated in and made a part of this Indenture. The Exchange Notes shall be in the same form as the Notes, but shall not include the legend in the first paragraph of Section 202 and shall not be subject to the transfer restrictions set forth in Section 305(b)(2). Each Note shall include the Notes Guarantee in the form of Exhibit E attached hereto, executed by the Notes Guarantors existing on the date of issuance of such Note, the terms of which are incorporated in and made a part of this Indenture. The Notes may have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, any organizational document or governing instrument or applicable law, or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of a Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

                  (b) The definitive Notes shall be printed or produced in any other manner, provided that such manner is permitted by the rules of any securities exchange on which the Notes may be listed, all as determined by the Officers executing such Notes, as evidenced by their execution of such Notes.

                  (c) Upon their original issuance, Rule 144A Notes shall be issued in the form of one or more Global Notes registered in the name of The Depositary Trust Company, a New York Corporation (including its direct and indirect participants, "DTC"), as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Notes represented thereby (or such other

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                                       48
accounts as they may direct). Such Global Notes, together with their Successor Notes (to the extent issued in the form of a Global Note other than the Regulation S Global Note), are collectively herein called the "Restricted Global Note". The aggregate principal amount of the Restricted Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary, in connection with a corresponding decrease or increase in the aggregate principal amount of the Regulation S Global Note, as provided in Section 305.

                  (d) Upon their original issuance, Regulation S Notes (herein called the "Regulation S Global Note") shall be issued in the form of one or more Global Notes registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee at its Corporate Trust Office, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Notes represented thereby (or such other accounts as such beneficial owners may direct) in accordance with the rules thereof. The aggregate principal amount of the Regulation S Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary, in connection with a corresponding decrease or increase in the aggregate principal amount of the Restricted Global Note, as provided in Section 305.

                  (e) Beneficial interests in the Regulation S Global Note may only be held through Euroclear and Clearstream until the expiration of the Distribution Compliance Period as provided in Section 305(b)(2)(D).

                  SECTION 202.  Restrictive Legends.

                  [INCLUDE IF NOTE IS A RESTRICTED NOTE OR A REGULATION S NOTE - THIS NOTE AND THE ASSOCIATED GUARANTEES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.]

                  [INCLUDE IF NOTE IS A GLOBAL NOTE - THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE

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                                       49

THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

                  [INCLUDE IF NOTE IS A GLOBAL NOTE AND THE DEPOSITORY TRUST COMPANY IS THE DEPOSITARY - UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (INCLUDING ITS DIRECT ANY INDIRECT PARTICIPANTS, "DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                  [INCLUDE IF THE NOTES ARE SECURED BY REAL PROPERTY COLLATERAL LOCATED IN THE STATE OF CALIFORNIA - THE HOLDER OF THIS NOTE HEREBY AGREES THAT, OTHER THAN IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE (INCLUDING SECTION
512) AND THE TERMS OF THE SECURITY DOCUMENTS, IT WILL NOT INSTITUTE ANY PROCEEDINGS, JUDICIAL OR OTHERWISE, WITH RESPECT TO ANY REMEDY IT MAY HAVE AGAINST THE COMPANY OR ANY NOTES GUARANTOR, INCLUDING THE RIGHT OF SET-OFF, WHILE REAL PROPERTY IN THE STATE OF CALIFORNIA COMPRISES PART OF THE COLLATERAL.]

                                 ARTICLE THREE
                                    THE NOTES

                  SECTION 301.  Title and Terms.

                  (a) Subject to the provisions of this Indenture and applicable law, the aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is unlimited. The Company may issue Exchange Notes from time to time pursuant to an exchange offer, in each case pursuant to a Board Resolution and subject to Section 303, in authorized denominations in exchange for a like principal amount of Original Notes and Additional Notes, if any. Upon any such exchange, the Original Notes shall be cancelled in accordance with Section 309 and shall no longer be deemed Outstanding for any purpose. The Company may from time to time issue Additional Notes pursuant to a Board Resolution and subject to Section 312.

                  (b) The Notes (including Additional Notes) shall be known and designated as the "10.375% Senior Secured Notes due January 15, 2010" of the Company. Their final maturity date shall be January 15, 2010 and they shall bear interest at the rate of 10.375% per annum, from December 23, 2002, or from the most recent Interest Payment Date to which interest has

Indenture
been paid or duly provided for, as the case may be, regardless of when issued, payable semi-annually in arrears on January 15 and July 15, commencing July 15, 2003, until the principal thereof is paid or made available for payment. Notwithstanding the foregoing, Special Interest shall be payable on the Notes under the circumstances and in the manner specified in the Registration Rights Agreement. Accrued Special Interest, if any, shall be paid in cash in arrears semi-annually on January 15 and July 15 of each year. Whenever in this Indenture there is mentioned, in any context, interest on, or in respect of, any Note, such mention shall be deemed to include mention of Special Interest to the extent that, in such context, Special Interest is, was or would be accrued or payable in respect thereof and express mention of Special Interest in any provisions hereof shall not be construed as excluding Special Interest in those provisions hereof where such express mention is not made.

                  (c) The principal of (and premium, if any) and interest on the Notes shall be payable at the office or agency of the Company in The City of New York, New York, maintained for such purpose or at any other office or agency maintained by the Company for such purpose (which shall initially be an office or agency of the Trustee); provided, however, that at the option of the Company interest may be paid (1) by check mailed to the address of the Person entitled thereto as such address shall appear in the Note Register or (2) by wire transfer to an account located in the United States maintained by the payee.

                  (d) Holders shall have the right to require the Company to purchase their Notes, in whole or in part, in the event of a Change of Control pursuant to Section 1015. The Notes shall be subject to repurchase by the Company pursuant to a Prepayment Offer as provided in Sections 1013.

                  (e) The Notes shall be redeemable as provided in Article Twelve and in the Notes.

                  (f) The due and punctual payment of principal of, and premium, if any, and interest on the Notes payable by the Company is irrevocably and unconditionally guaranteed, to the extent set forth herein, by each of the Notes Guarantors.

                  (g) The Notes shall be subject to defeasance at the option of the Company as provided in Article Fourteen.

                  (h) The Notes do not have the benefit of any sinking fund obligation.

                  (i) Unless the context otherwise requires, the Original Notes, the Additional Notes and the Exchange Notes shall constitute one class and series of securities for all purposes under this Indenture, including with respect to any amendment, waiver, acceleration or other Act of Holders or, redemption, Prepayment Offer or Change of Control Offer.

                  SECTION 302. Denominations.

                  The Notes shall be issuable only in registered form without coupons and only in principal amounts of $1,000 at maturity and any integral multiple thereof.

                  SECTION 303. Execution, Authentication, Delivery and Dating.

Indenture

                  (a) The Notes shall be executed on behalf of the Company by any two of the Chairman of the Board, its Chief Executive Officer, its President, its Chief Financial Officer, its Corporate Secretary, any Vice President, any Assistant Secretary, the Treasurer or any Assistant Treasurer. The signature of any of these officers on the Notes may be manual or facsimile.

                  (b) Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                  (c) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Original Notes or Additional Notes (subject to Section 312) executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Original Notes or Additional Notes; and the Trustee or Authenticating Agent in accordance with such Company Order shall authenticate and deliver such Original Notes or Additional Notes as in this Indenture provided and not otherwise.

                  (d) At any time and from time to time after the execution and delivery of this Indenture and after the effectiveness of a registration statement under the Securities Act with respect thereto, the Company may deliver Exchange Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Exchange Notes and like principal amount of Original Notes or Additional Notes for cancellation in accordance with Section 309, and the Trustee in accordance with the Company Order shall authenticate and deliver such Notes. Each such Company Order shall be accompanied by an Opinion of Counsel stating in substance that the issuance of such Exchange Notes have been duly authorized, executed and delivered and are enforceable, and that the Company is duly incorporated and in good standing, subject to customary exceptions and limitations.

                  (e) Each Note shall be dated the date of its authentication.

                  (f) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for on the form of Note attached hereto as Exhibit A, executed by the Trustee or Authenticating Agent by manual or facsimile signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                  (g) In the case of any transaction that satisfies the requirements of Section 801 in which the Company is not the Surviving Person, any of the Notes authenticated or delivered prior to such transaction may, from time to time, at the request of the Surviving Person, be exchanged for other Notes executed in the name of the Surviving Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Note surrendered for such exchange and of like principal amount; and the Trustee upon Company Order of the Surviving Person, shall authenticate and deliver replacement Notes as specified in such request for the purpose of such exchange. If replacement Notes shall at any time be authenticated and delivered in any new name of a Surviving Person pursuant to this Section 303

Indenture
in exchange or substitution for or upon registration of transfer of any Notes, such Surviving Person, at the option of any Holder but without expense to such Holder, shall provide for the exchange of all Notes at the time outstanding held by such Holder for Notes authenticated and delivered in such new name.

                  SECTION 304.  Temporary Notes.

                  (a) Pending the preparation of definitive Notes, the Company may execute, and upon Company Order the Trustee or Authenticating Agent shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Note may determine, as evidenced by their execution of such Notes.

                  (b) If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes the Company shall execute and the Trustee or Authenticating Agent shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

                  SECTION 305. Registration, Registration of Transfer and Exchange Generally; Certain Transfers and Exchanges; Securities Act Legend.

                  (a) General Provisions Regarding Registration and Registration of Transfer and Exchange.

                           (1) The Notes are issuable only in registered form. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers and exchanges of Notes. The Note Register will be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers and exchanges of Notes as herein provided. Such Note Register shall distinguish between Original Notes, Additional Notes and Exchange Notes.

                           (2) Subject to the other provisions of this Indenture regarding restrictions on transfer, upon surrender for registration of transfer of any Note at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee or Authenticating Agent

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                                       53
                  shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount bearing such restrictive legends as may be required by this Indenture.

                           (3) At the option of the Holder, and subject to the other provisions of this Section 305, Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required hereunder, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, and subject to the other provisions of this Section 305, the Company shall execute, and the Trustee or Authenticating Agent shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

                           (4) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same Debt, and (except for the differences between Original Notes, Additional Notes and Exchange Notes provided for in this Indenture) entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                           (5) Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Note Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

                           (6) No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 304, 906 or 1208 or in accordance with any Prepayment Offer pursuant to Section 1013 or a Change of Control Offer pursuant to Section 1015, not involving any transfer.

                           (7) The Company and the Trustee shall not be required (i) to issue, register the transfer of or exchange any Note during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Notes selected for redemption under Section 1204 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

                           (8) No exchange of Original Notes or Additional Notes for Exchange Notes shall occur until a Registration Statement shall have been declared effective by the Commission in accordance with the Registration Rights Agreement and

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                                       54
                  remains effective at the time of such exchange of such Original Notes or Additional Notes for Exchange Notes and any Notes that are exchanged for Exchange Notes shall be cancelled by the Trustee.

                  (b)      Certain Transfers and Exchanges.

                           (1) Notwithstanding any other provisions of this Indenture or the Notes, transfers and exchanges of Notes and beneficial interests in a Global Note of the kinds specified in this subsection 305(b) shall be made only in accordance with this subsection 305(b). Transfers and exchanges subject to this subsection 305(b) shall also be subject to the other provisions of this Indenture that are not inconsistent with this subsection 305(b).

                           (2) Unless and until (A) an Original Note is sold under an effective Registration Statement, or (B) an Original Note is exchanged for an Exchange Note in connection with an effective Registration Statement, pursuant to the Registration Rights Agreement, the following provisions shall apply:

                                    (A)      Restricted Global Note to
                           Regulation S Global Note. Subject to Section 201(e), if the holder of a beneficial interest in a Restricted Global Note wishes at any time to transfer such interest to a Person who is required or permitted to take delivery thereof in the form of a beneficial interest in a Regulation S Global Note, such transfer may be effected, subject to the rules and procedures of the Depositary, Euroclear and Clearstream, in each case to the extent applicable (the "Applicable Procedures"), only in accordance with the provisions of this subclause 305(b)(2)(A). Upon receipt by the Trustee, as Note Registrar, of (as applicable) (A) written instructions given in accordance with the Applicable Procedures from any member of, or direct participants in, the Depositary ("Agent Members") directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in such Regulation S Global Note in a principal amount equal to that of the beneficial interest in the Restricted Global Note to be so transferred and debited, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (C) a Regulation S Certificate, substantially in the form of Exhibit B hereto given by the holder of such beneficial interest, the principal amount of such Restricted Global Note shall be reduced, and the principal amount of such Regulation S Global Note shall be increased, by the principal amount of the beneficial interest in the Restricted Global Note to be so transferred, in each case by means of an appropriate adjustment on the records of the Trustee, as Note Registrar, and the Trustee, as Note Registrar, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records and to credit or cause to be credited to the account of the Person

Indenture
                           specified in such instructions (which shall be the Agent Member for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Regulation S Global Note having a principal amount equal to the amount so transferred and debit or cause to be debited the Restricted Global Note.

                                    (B)      Regulation S Global Note to
                           Restricted Global Note. Subject to Section 201(e), if the holder of a beneficial interest in Regulation S Global Note wishes at any time to transfer such interest to a Person who is required or permitted to take delivery thereof in the form of a beneficial interest in a Restricted Global Note, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this subclause 305(b)(2)(B) provided that no transfers from a Regulation S Global Note to a Restricted Global Note shall be allowed during the Distribution Compliance Period. Upon receipt by the Trustee, as Note Registrar, of (as applicable) (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in a Restricted Global Note in a principal amount equal to that of the beneficial interest in a Regulation S Global Note to be so transferred and debited, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with, and the account of the Agent Member (and, if applicable, the Euroclear or Clearstream account, as the case may
                           be) to be debited for, such beneficial interest and
                           (C) a Restricted Notes Certificate, substantially in the form of Exhibit C hereto given by the holder of such beneficial interest, the principal amount of such Restricted Global Note shall be increased, and the principal amount of such Regulation S Global Note shall be decreased, by the principal amount of the beneficial interest in the Regulation S Global Note to be so transferred, in each case by means of an appropriate adjustment on the records of the Trustee, as Note Registrar, and the Trustee, as Note Registrar, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in such Restricted Global Note having a principal amount equal to the amount so transferred and debit or cause to be debited the Regulation S Global Note.

                                    (C)      Exchanges between Global Note and
                           Non-Global Note. Subject to Section 201(e), a beneficial interest in a Global Note may be exchanged for a Note that is not a Global Note as provided in this Section 305, provided that, if such interest is a beneficial interest in a Restricted Global Note or a Regulation S Global Note, then such interest shall be exchanged for a Restricted Note or a Regulation S Note, as the case may be (subject in each case to Section 305(c)).

Indenture

                                    (D)      Regulation S Global Note to be Held
                           Through Euroclear or Clearstream during Distribution Compliance Period. The Company shall use its best efforts to cause the Depositary for the Regulation S Global Note to ensure that beneficial interests in the Regulation S Global Note may be held only in or through accounts maintained at the Depositary by Euroclear or Clearstream (or by Agent Members acting for the account thereof) until the expiration of the Distribution Compliance Period, and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account until the expiration of the Distribution Compliance Period; provided that this subclause 305(b)(2)(D) shall not prohibit any transfer or exchange of such an interest in accordance with subclause 305(b)(2)(A) above.

                  (c) Securities Act Legends. Rule 144A Notes and their Successor Notes shall bear a Restricted Notes Legend and Regulation S Notes and their Successor Notes shall bear a Regulation S Legend, subject to the following clauses (1) through (9) of this Section 305(c):

                           (1) a Note or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Note or any portion thereof shall bear the Securities Act Legend borne by such Global Note while represented thereby;

                           (2) a new Note which is not a Global Note and is issued in exchange for another Note (including a Global Note) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Note, provided that, if such new Note is required pursuant to subclause 305(b)(2)(C) to be issued in the form of a Restricted Note, it shall bear a Restricted Notes Legend and if such new Note is so required to be issued in the form of a Regulation S Note, it shall bear a Regulation S Legend;

                           (3) Notes that are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act (including the Shelf Registration Statement) and Successor Notes shall not bear a Securities Act Legend;

                           (4) at any time after the Notes may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Note which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Note (other than a Global Note) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Notes Certificate, substantially in the form of Exhibit D hereto, satisfactory to the Trustee and duly executed by the Holder of such legended Note or his attorney duly authorized in writing, and after such date and receipt of such Unrestricted Notes Certificate, the Trustee or Authenticating Agent shall authenticate and make available for delivery such a new Note in exchange for or in lieu of such other Note as provided in this Article Three

Indenture
                  provided that, the Trustee, if it deems reasonably necessary or appropriate, may request an Opinion of Counsel in connection therewith;

                           (5) a new Note which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Note (other than a Global Note) or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Note is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee or Authenticating Agent, at the direction of the Company, shall authenticate and deliver such a new Note as provided in this Article Three provided that, the Trustee, if it deems reasonably necessary or appropriate, may request an Opinion of Counsel in connection with such direction;

                           (6) notwithstanding the foregoing provisions of this Section 305(c), a Successor Note of a Note that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Note is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Note bearing a Restricted Notes Legend in exchange for such Successor Note as provided in this Article Three;

                           (7)      Exchange Notes and their respective
                  Successor Notes shall not bear a Securities Act Legend;

                           (8) each Holder of a Note agrees to indemnify the Trustee and Authenticating Agent against any liability that may result from the transfer, exchange or assignment of such Holder's Note in violation of any provision of this Indenture and/or applicable United States federal or state securities law; and

                           (9) the Trustee and the Authenticating Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary participants or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                  (d) Provisions Applying to Global Notes. The provisions of clauses (1), (2), (3), (4) and (5) of this subsection (d) shall apply only to Global Notes:

                           (1) Each Global Note authenticated under this Indenture shall be registered in the name of the Depositary designated by the Company or a nominee thereof and delivered to the Trustee custodian therefor, and each such Global Note shall constitute a single Note for all purposes of this Indenture.

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                                       58

                           (2) Notwithstanding any other provision in this Indenture or the Notes, no Global Note may be exchanged in whole or in part for Notes, and no transfer of a Global Note in whole or in part may be registered in the name of any Person other than the Depositary or a nominee thereof unless
                  (A) the Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Note or (ii) has ceased to be a clearing agency registered under the Exchange Act, and in either case the Company thereupon fails to appoint a successor depositary within 90 days of such notice, or (B) there shall have occurred and be continuing an Event of Default with respect to such Global Note and the Depositary has requested such transfer or exchange in writing.

                           (3) If any Global Note is to be exchanged for other Notes or cancelled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Note Registrar, for exchange or cancellation as provided in this Article Three. If any Global Note is to be exchanged for other Notes or cancelled in part, or if another Note is to be exchanged in whole or in part for a beneficial interest in any Global Note, then either (A) such Global Note shall be so surrendered for exchange or cancellation as provided in this Article Three or (B) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the principal amount of such other Note to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Note Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Note, the Trustee shall, subject to Section 305(b) and as otherwise provided in this Article Three, authenticate and deliver any Notes issuable in exchange for such Global Note (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Company shall promptly make available to the Trustee a reasonable supply of Notes that are not in the form of Global Notes. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article Three if such order, direction or request is given or made in accordance with the Applicable Procedures and in accordance with all applicable laws.

                           (4) Every Note authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Note or any portion thereof, whether pursuant to this Article Three or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Note, unless such Note is registered in the name of a Person other than the Depositary for such Global Note or a nominee thereof.

                           (5) The Depositary or its nominee, as registered owner of a Global Note, shall be the Holder of such Global Note for all purposes under this

Indenture

                  Indenture and the Notes and owners of beneficial interests in a Global Note shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Note will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members.

                  SECTION 306.  Mutilated, Destroyed, Lost and Stolen Notes.

                  (a) If any mutilated Note is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding:

                           (1) If there shall be delivered to the Company and the Trustee (A) evidence to their satisfaction of the destruction, loss or theft of any Note and (B) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee or Authenticating Agent shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding; and

                           (2) In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

                  (b) Upon the issuance of any new Note under this Section 306, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  (c) Every new Note issued pursuant to this Section 306 in lieu of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  (d) The provisions of this Section 306 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                  SECTION 307.  Payment of Interest; Interest Rights Preserved.

                  (a) Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest.

Indenture

                  (b) Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder on such date, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) of this subsection:

                           (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a "Special Record Date" for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Note Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to clause (2) of this subsection.

                           (2)      The Company may make payment of any
                  Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee in its reasonable judgment.

                  (c) Subject to the foregoing provisions of this Section 307, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

                  SECTION 308.  Persons Deemed Owners.

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                  Prior to due registration of any Note for transfer by a Holder as provided in Section 305, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. None of the Company, the Notes Gutarantors, the Trustee or any agent of the Company, the Notes Guarantors or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Note in global form, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, with respect to any Note in global form, nothing herein shall prevent the Company or the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Depositary (or its nominee), as a Holder, with respect to such
Note in global form and nothing herein shall impair, as between such Depositary and owners of beneficial interests in such Note in global form, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as a Holder of such Note in global form.

                  SECTION 309.  Cancellation.

                  All Notes surrendered for payment, redemption, registration of transfer or exchange or for credit against any Prepayment Offer pursuant to
Section 1013 or Change of Control Offer pursuant to Section 1015 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee or Authenticating Agent for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Notes, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are surrendered to the Trustee for cancellation. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 309, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Company unless by Company Order the Company shall direct that cancelled Notes be returned to it.

                  SECTION 310.  Computation of Interest.

                  Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

                  SECTION 311. CUSIP Numbers.

                  The Company in issuing the Notes may use "CUSIP," or "ISIN" numbers (if then generally in use) and the Trustee shall use CUSIP, or ISIN numbers, as the case may be, in notices of redemption, exchange and other notices to Holders as a convenience to Holders;

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provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption or other notice and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption or notice shall not be affected by any defect in or such omission of such numbers. The Company shall promptly notify the Trustee of any change in CUSIP, or ISIN numbers for the Notes.

                  SECTION 312.  Issuance of Additional Notes.

                  (a) Additional Notes ranking pari passu with the Notes issued the date hereof may be created and issued from time to time by the Company without notice to or consent of the Holders and shall be consolidated with and form a single series with the Notes initially issued and shall have the same terms as to status, redemption or otherwise as the Notes originally issued; provided, however, that the Company's ability to issue Additional Notes shall be subject to the Company's compliance with Section 1008. Any Additional Notes shall be issued pursuant to an indenture supplemental to this Indenture specifying the amount of Additional Notes being issued.

                  (b) At any time and from time to time after the execution and delivery of this Indenture, the Company may, pursuant to a Board Resolution, deliver Additional Notes executed by the Company to the Trustee or Authenticating Agent for authentication, together with a Company Order for the authentication and delivery of such Additional Notes, an Officers' Certificate stating that the issuance of such Additional Notes will not result in a breach or violation of any of the covenants contained in this Indenture and that all conditions precedent to such issuance, authentication and delivery of Additional Notes in this Indenture have been fully complied with and satisfied, and the Trustee or Authenticating Agent in accordance with the Company Order shall authenticate and deliver such Notes. Prior to authenticating such Additional Notes, and accepting any additional responsibilities under this Indenture in relation to such Notes, the Trustee and any Authenticating Agent shall be entitled to receive, if requested, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating in substance that the issuance of such Additional Notes will not result in a breach or violation of any of the covenants contained in this Indenture and as to the due authorization, execution and delivery of the Additional Notes, the enforceability of the Additional Notes, and the duly incorporated status and good standing of the Company, subject to customary exceptions and carve-outs.

                  SECTION 313.  Designation of Notes as Senior Debt

                  The Notes are designated senior debt for purposes of the Convertible Debentures issued by the Company. The Notes Guaranty by SCI Systems, Inc. is designated senior debt for purposes of the 3% Convertible Subordinated Notes Due 2007 issued by SCI Systems, Inc.

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

                  SECTION 401.  Satisfaction and Discharge of Indenture.

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                  (a)      This Indenture shall be discharged and shall cease to
be of further effect (except as to any surviving rights of registration of transfer or exchange of the Notes herein expressly provided for) as to all Outstanding Notes and the Collateral shall be released from the Security
Interest in favor of the Holders, and the Trustee, upon a Company Order and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture and shall instruct the Second Lien Collateral Trustee to release of the Collateral from the Security Interest in accordance with Section 1102; when:

                           (1)      either:

                                    (A)      all Notes theretofore authenticated
                           and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section
                           1003) have been delivered to the Trustee for cancellation; or

                                    (B)      all such Notes not theretofore
                           delivered to the Trustee for cancellation:

                                             (i)      have become due and
                                    payable, or

                                             (ii)     will become due and
                                    payable at their Stated Maturity within one year, or

                                             (iii)    are to be called for
                                    redemption within one year under
                                    arrangements reasonably satisfactory to the
                                    Trustee for the giving of notice of
                                    redemption by the Trustee in the name, and at the expense, of the Company,

                  and the Company, in the case of subclauses (i), (ii) or (iii), has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for the benefit of the Holders an amount of cash or U.S. Government Obligations, or a combination thereof, in such amount as will be sufficient without consideration of any reinvestment of interest, to pay and discharge the entire Debt on such Notes not theretofore delivered to the Trustee for cancellation, for principal, and premium, if any, and accrued interest, including Special Interest on such Notes, if any, to the date of such deposit (in the case of Notes which have become due and payable), or to the Stated Maturity or Redemption Date, as the case may be;

                           (2) no Default or Event of Default under this Indenture shall have occurred and be continuing on the date of the deposit pursuant to subclause (B) of clause (a)(1) of this
                  Section 401, or shall occur as a result of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, any other material instrument to which the Company is a party or by which the Company is bound;

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                           (3)      the Company has paid or caused to be paid
                  all other sums payable hereunder by the Company;

                           (4) the Company has delivered irrevocable instructions to the Trustee to apply the deposited money and the U.S. Government Obligations, or both, toward the payment of the Notes at the Stated Maturity or on the Redemption Date, as the case may be; and

                           (5) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that the Company has complied with all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture.

                  (b) Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article Four, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to paragraph (B) of clause (a)(1) of this Section 401, the obligations of the Trustee under Section 402 and clause (e) of Section 1003 shall survive.

                  SECTION 402.  Application of Trust Money.

                  Subject to the provisions of subsection (e) of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest, including Special Interest, if any, for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE
                                    REMEDIES

                  SECTION 501.  Events of Default.

                  (a) "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                           (1) failure to make the payment of any interest, including Special Interest, on the Notes, when the same becomes due and payable, and such failure continues for a period of 30 days;

                           (2) failure to make the payment of any principal of, or premium, if any, on, any of the Notes when the same becomes due and payable at its Stated Maturity, upon acceleration, redemption, optional redemption, required repurchase or otherwise;

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                           (3)      failure by the Company or its Restricted
                  Subsidiaries to comply with Article Eight;

                           (4) failure by the Company or any Restricted Subsidiary to comply with any other covenant or agreement in the Notes or in this Indenture (other than a failure that is the subject of subclauses (1), (2) or (3) of this subsection 501(a)) and such failure continues for 30 days after written notice is given to the Company as provided in clause (b) of this Section 501;

                           (5) a default under any Debt (other than Disqualified Stock with respect to which the sole remedy for any default thereunder is a right to elect one or more additional members to the board of directors of the issuer of the Disqualified Stock) by the Company or any Restricted Subsidiary that results in acceleration of the maturity of such Debt, or failure to pay any such Debt at maturity and such defaulted payment at maturity shall not have been made, waived or extended within the applicable grace period related to any such payment default, in an aggregate amount greater than $50.0 million or its foreign currency equivalent at the time;

                           (6) failure by the Company or the Restricted Subsidiaries that individually or in the aggregate would constitute a Significant Subsidiary to pay final judgments for the payment of money in an aggregate amount in excess of $50.0 million (or its foreign currency equivalent at the time) that shall not be waived, satisfied or discharged for any period of 60 consecutive days during which a stay of enforcement shall not be in effect;

                           (7) either the Company or the Restricted Subsidiaries that individually or in the aggregate would constitute a Significant Subsidiary:

                                    (A)      commences or commence a voluntary
                           case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or any other case or proceeding to be adjudicated a bankrupt or insolvent;

                                    (B)      consents or consent to the entry of
                           a decree or order for relief in an involuntary case or proceeding against the Company or the Restricted Subsidiaries that individually or in the aggregate would constitute a Significant Subsidiary under any applicable U.S. Federal or State, or other applicable bankruptcy, insolvency, reorganization or other similar law;

                                    (C)      consents or consent to the
                           commencement of any bankruptcy or insolvency case or proceeding against the Company or the Restricted Subsidiaries that individually or in the aggregate would constitute a Significant Subsidiary;

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                                    (D)      files or file a petition or answer
                           or consent seeking reorganization or relief under any applicable U.S. Federal or State, or other applicable law, or consent or consents to the filing of such petition;

                                    (E)      consents or consent to the
                           appointment of, or taking possession by, a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or Restricted Subsidiaries that individually or in the aggregate would constitute a Significant Subsidiary or of substantially all of the property of such entity or entities;

                                    (F)      makes or make an assignment for the
                           benefit of creditors, or admits or admit, as the case may be, in writing of its inability to pay its or their debts generally as they become due, or the taking of corporate action by the Company or Restricted Subsidiaries that individually or in the aggregate would constitute a Significant Subsidiary in furtherance of any such action;

                           (8) the Notes Guarantees provided by the Notes Guarantors that individually or in the aggregate would constitute a Significant Subsidiary cease to be in full force and effect (other than in accordance with the terms of such Notes Guarantees) or Notes Guarantors that would individually or in the aggregate constitute a Significant Subsidiary deny or disaffirm their obligations under their Notes Guarantees (other than by reason of the release of a Notes Guarantor in accordance with the terms of this Indenture);

                           (9) in the event that the Notes and the Notes Guarantees are entitled to be secured by Lien(s) on the Collateral, the Company or any Notes Guarantor fails to perfect the Liens in accordance with the terms of the Security Documents; and

                           (10) in the event that the Notes and the Notes Guarantees are entitled to be secured by Lien(s) on the Collateral, (A) the Lien(s) created by the Security Documents cease(s) to constitute valid and perfected Lien(s) on, and security interest in, the Collateral (other than in accordance with the terms of any intercreditor agreement and this Indenture) in favor of the Second Lien Collateral Trustee for the benefit of the Holders, free and clear of all other Liens (other than Permitted Liens), or (B) any of the relevant Security Documents shall for whatever reason be terminated or cease to be in full force and effect (other than in accordance with the terms of any intercreditor agreement and this Indenture), if, in either case, such default continues for 30 days after notice, or the enforceability thereof shall be contested by the Company.

                  (b) A Default under clause (a)(4) of this Section 501 is not an Event of Default under this Indenture until the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Notes notify the Company of the Default, and the Company does not cure such Default within the time specified after receipt of such notice. Such notice

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must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default."

                  (c) The Company shall deliver to the Trustee, within 10 days after the Company's knowledge thereof, written notice in the form of an Officers' Certificate of any event that with the giving of notice and the lapse of time would become an Event of Default, its status and what action the Company is taking or proposes to take with respect thereto.

                  SECTION 502.  Acceleration of Maturity; Rescission and
Annulment.

                  (a) If an Event of Default with respect to the Notes (other than an Event of Default specified in subsection 501(a)(7)), shall have occurred and be continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Notes may declare to be immediately due and payable, by a notice in writing to the Company (and to the Trustee if given by Holders), the principal amount of all the Outstanding Notes, plus accrued but unpaid interest and Special Interest, if any, to the date of acceleration. If an Event of Default specified in subsection 501(a)(7) shall occur, the principal amount of all Outstanding Notes, plus accrued but unpaid interest to the date of acceleration, shall be due and payable immediately without any declaration or other act on the part of the Trustee or the Holders.

                  (b) At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as provided in this Article, the Holders of a majority in aggregate principal amount of the Outstanding Notes, may, by written notice to the Company and the Trustee, rescind and annul such declaration and its consequences if:

                           (1) The Company has paid or deposited with the Trustee a sum sufficient to pay:

                                    (A)      All overdue interest on all
                           Outstanding Notes;

                                    (B)      The principal of (and premium, if
                           any) any Outstanding Notes which have become due otherwise than by such declaration of acceleration (including any Notes required to have been purchased on the Purchase Date pursuant to a Prepayment Offer or the Change of Control Purchase Date pursuant to a Change of Control Offer made by the Company) and, to the extent that payment of such interest is lawful, interest thereon at the rate provided by the Outstanding Notes;

                                    (C)      To the extent that payment of such
                           interest is lawful, interest upon overdue interest at the rate provided by the Notes; and

                                    (D)      All sums paid or advanced by the
                           Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                           (2) All Events of Default, other than the non-payment of the principal, interest, and Special Interest, if any, and premium on the Notes which have

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

                  become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

                  (c) No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  (d) Subject to the provisions of this Indenture relating to the duties of the Trustee, in case an Event of Default shall occur and be continuing, the Trustee will be under no obligation to exercise any of its rights or powers under this Indenture at the request or direction of any of the holders of the Notes unless such holders shall have offered to such Trustee reasonable indemnity. Subject to such provisions for the indemnification of the Trustee and the terms of the Security Documents, the holders of a majority in aggregate principal amount of the Outstanding Notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes. If a declaration of acceleration has been rescinded or annulled in accordance with this Section 502(b), the Trustee shall promptly give written notice of such rescission or annulment to the Second Lien Collateral Trustee.

                  SECTION 503. Collection of Debt and Suits for Enforcement by Trustee.

                  (a)      The Company covenants that if:

                           (1) default is made in the payment of any interest on any Note when such interest becomes due and payable and such default continues for a period of 30 days; or

                           (2) default is made in the payment of the principal of (or premium, if any, on) any Note at the Stated Maturity thereof or, with respect to any Note required to have been purchased pursuant to a Prepayment Offer made by the Company, at the Purchase Date thereof, the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal amount (and premium, if any) and on any overdue interest, at the rate provided by the Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  (b)      Subject to the terms of the Security Documents and
Section 512, if the Company fails to pay such amounts within three Business Days of such demand, the Trustee may (1) in its own name and as trustee of an express trust, institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated and (2) by written notice to the Second Lien Collateral Trustee, require the Second Lien Collateral Trustee, subject to the terms of the Security Documents, to enforce the Security Interest.

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                  (c)      If an Event of Default occurs and is continuing,
subject to the terms of the Security Documents and Section 512, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  SECTION 504.  Trustee May File Proofs of Claim.

                  (a) In case of any judicial proceeding relative to the Company (or any other obligor upon the Notes, including the Notes Guarantors), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607. The provisions of this subsection (a) shall be subject to the terms of the Security Documents and Section 512.

                  (b) No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  SECTION 505. Trustee May Enforce Claims Without Possession of Notes.

                  All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

                  SECTION 506.  Application of Money Collected.

                  Subject to Article Fourteen and the terms of the Security Documents, any money collected by the Trustee pursuant to this Article shall be applied, subject to applicable law, in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
                  Section 607; and

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                  SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest and Special Interest, if any, on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal (and premium, if any) and interest and Special Interest, if any, respectively; and

                  THIRD: The balance, to the Person or Persons entitled thereto, including the Company, the Notes Guarantors or any other obligors of the Notes, as their interests may appear or as a court of competent jurisdiction may direct.

                  SECTION 507.  Limitation on Suits and Remedies.

                  (a) No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                           (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                           (2)      the Holders of not less than 25% in
                  aggregate principal amount of the Outstanding Notes shall have made a written request and offered reasonable indemnity to the Trustee to institute proceedings or pursue remedies in respect of such Event of Default in its own name as Trustee hereunder;

                           (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                           (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding or pursued any remedies; and

                           (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Notes.

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

                  (b) Each Holder hereby agrees that, other than any action in accordance with the provisions of this Indenture (including Section 512) and the terms of the Security Documents, it will not institute any proceedings, judicial or otherwise, with respect to any remedy it may have against the Company or any Notes Guarantor, including the right of set-off, while real property in the State of California comprises part of the Collateral.

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                  SECTION 508.  Unconditional Right of Holders to Receive
Principal, Premium and Interest.

                  Notwithstanding any other provision in this Indenture, any Holder shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Note on the respective Stated Maturities expressed in such Note (or, in the case of redemption, on the Redemption Date or in the case of Prepayment Offer or Change of Control Offer made by the Company and required to be accepted as to such Note, on the Purchase Date or Change of Control Purchase Date, respectively) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder (subject to the limitations set forth in Section 507(b) to the extent such suit would result in the surrender, impairment, waiver or loss of any lien on the Collateral for any property subject to such lien).

                  SECTION 509.  Restoration of Rights and Remedies.

                  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Notes Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  SECTION 510.  Rights and Remedies Cumulative.

                  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes pursuant to Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 511.  Delay or Omission Not Waiver.

                  No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  SECTION 512.  Control by Holders.

                  The Holders of a majority in aggregate principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any

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remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that:

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction;

                  (c) the Trustee may refuse to follow any such direction that may involve the Trustee in personal liability; and

                  (d) the Trustee may refuse to follow any such direction that the Trustee determines in good faith may be unduly prejudicial to the rights of Holders not joining in the giving of such direction.

                  SECTION 513.  Waiver of Past Defaults.

                  (a) The Holders of not less than a majority in aggregate principal amount of the Outstanding Notes may, by notice to the Trustee, on behalf of the Holders of all the Notes, waive any existing Default or Event of Default hereunder and its consequences, except:

                           (1)      a Default or Event of Default in the payment
                  of the principal of  (or premium,   if any)  or interest
                  (including Special Interest%, if any) on any Note (including any Note which is required to have been purchased pursuant to a Prepayment Offer or Change of Control Offer which has been made by the Company); or

                           (2) a Default or Event of Default in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

                  (b) Upon any such waiver described in subsection (a) of this Section 513, such Default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; provided that no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  SECTION 514.  Undertaking for Costs.

                  In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the reasonable costs of such suit, and may assess reasonable costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that this Section 514 shall not be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company, the Trustee or by any Holder or group of Holders' holding in the aggregate more than 10% in principal amount of the Outstanding Notes, or by a Holder pursuant to Section 508.

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                  SECTION 515.  Waiver of Stay or Extension Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX
                                  THE TRUSTEE

                  SECTION 601.  Certain Duties and Responsibilities.

                  The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 601.

                  SECTION 602.  Notice of Defaults.

                  If any Default or any Event of Default occurs and is continuing and if such Default or Event of Default is known to the Trustee, the Trustee shall mail to each Holder, in the manner and to the extent provided in the Trust Indenture Act, notice of the Default or Event of Default within 45 days after it occurs, unless such Default or Event of Default has been cured; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or a Responsible Officer of the Trustee in good faith determines that the withholding of the notice is in the interest of the Holders.

                  SECTION 603.  Certain Rights of Trustee.

                  (a) Except during the continuance of an Event of Default, the Trustee undertakes to perform such functions and duties and only such functions and duties as are specifically set forth in this Indenture, and no implied duties or obligations shall be read into this Indenture against the Trustee. During the existence of an Event of Default, the Trustee shall exercise such of the rights and powers under this Indenture vested in the Trustee under this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise under the circumstances in the conduct of such person's own affairs. No provision of this Indenture shall be construed to relieve the Trustee from its duties, except to the extent permitted by the Trust Indenture Act. Subject to the provisions of Section 601, whether or not

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therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 603.

                  (b)      Subject to the Trust Indenture Act and Section 601:

                           (1) in the absence of bad faith on its part, the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                           (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                           (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                           (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                           (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                           (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document or the Security Documents, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                           (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys

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                  and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                           (8) the Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Notes unless either (A) a Responsible Officer shall have actual knowledge of such Default or Event of Default or (2) written notice of such Default or Event of Default shall have been given to the Trustee by the Company, any Notes Guarantor or by any Holder.

                           (9) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                                    (A)      this clause (9) of subsection (b)
                           of this Section 603 shall not be construed to limit the effect of subsection (b)(1) of this Section 603;

                                    (B)      the Trustee shall not be liable for
                           any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                                    (C)      the Trustee shall not be liable
                           with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Notes relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                                    (D)      no provision of this Indenture
                           shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                           (10)     Whether or not therein expressly so
                  provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
                  Section 603.

                  SECTION 604.  Not Responsible for Recitals or Issuance of
Notes.

                  The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of Notes or the proceeds from the issuance of the Notes. The Trustee shall not have any responsibility or liability for any information provided to Holders or any other Person, including without limitation in the solicitation of any consent or waiver hereunder, or pursuant to any offering documents, or pursuant to any Prepayment Offer.

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                  SECTION 605.  May Hold Notes.

                  The Trustee, any Authenticating Agent, any Paying Agent, any Note Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Note Registrar or such other agent. Subject to the limitations imposed by the Trust Indenture Act, nothing in this Indenture shall prohibit the Trustee from becoming and acting as trustee or as collateral agent under other indentures, under which other securities, or certificates of interest or participation in other securities, of the Company or any Notes Guarantor are outstanding in the same manner as if it were not Trustee hereunder.

                  SECTION 606.  Money Held in Trust.

                  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

                  SECTION 607.  Compensation and Reimbursement.

                  The Company agrees:

                  (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part (subject to the provisions of Sections 601 and 603), arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to notify the Company shall not relieve the Company of its obligations hereunder.

                  SECTION 608.  Disqualification: Conflicting Interests.

                  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

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                  SECTION 609.  Corporate Trustee Required; Eligibility.

                  There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and (together with its corporate Affiliates) has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 609, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 609, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Six.

                 SECTION 610.  Resignation and Removal; Appointment of
Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 611.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders of a majority in aggregate principal amount of the Outstanding Notes, delivered to the Trustee and to the Company.

                  (d)      If at any time:

                           (1)      the Trustee shall fail to comply with
                  Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for at least six months, or

                           (2)      the Trustee shall cease to be eligible under
                  Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                           (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

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                  (e)      If the Trustee shall resign, be removed or become
incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                  SECTION 611.  Acceptance of Appointment by Successor.

                  (a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                  (b) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                  SECTION 612. Merger, Conversion, Consolidation or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee (including the administration of the trust created under this Indenture), shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such

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authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

                  SECTION 613.  Preferential Collection of Claims Against
Company.

                  If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

                  SECTION 614.  Appointment of Authenticating Agent.

                  (a) The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Notes issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption or pursuant to Section 306, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having (together with its corporate Affiliates) a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 614, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions to this Section 614, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this
Section 614.

                  (b) Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall otherwise be eligible under this Section 614, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  (c) An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions

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

of this Section 614, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Note Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 614.

                  (d) The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this
Section 614, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

                  (e) If an appointment is made pursuant to this Section 614, the Notes may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                  "This is one of the Notes described in the within-mentioned Indenture.

                                             STATE STREET BANK AND TRUST
                                             COMPANY OF CALIFORNIA, N.A.,
                                                   As Trustee

                                             By: _______________________
                                                 As Authenticating Agent

                                             By: _______________________
                                                 Authorized Signatory"

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

                                 ARTICLE SEVEN
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

                  SECTION 701. Company to Furnish Trustee Names and Addresses of Holders.

                  If the Trustee is not the Note Registrar, the Company will furnish or cause to be furnished to the Trustee

                  (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.

                  SECTION 702. Preservation of Information; Communications to Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

                  (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Notes and the corresponding rights and duties of the Trustee, shall be provided by the Trust Indenture Act.

                  (c) Every Holder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.

                  SECTION 703.  Reports by Trustee.

                  (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with any stock exchange upon which the Notes are listed, with the Commission and with the Company. The Company will notify the Trustee when the Notes are listed on any stock exchange.

                  SECTION 704.  Reports by Company.

                  The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be

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

required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to the Trust Indenture Act; provided that, if allowed under the Trust Indenture Act, any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be deemed to be filed with the Trustee when filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates and written notices delivered to the Trustee in accordance with the terms of this Indenture).

                                  ARTICLE EIGHT
                  MERGERS, CONSOLIDATION AND SALE OF PROPERTY

                  SECTION 801. The Company May Consolidate, etc. only on Certain Terms.

                  (a) The Company shall not merge, consolidate or amalgamate with or into any other Person (other than a merger of a Restricted Subsidiary into the Company) or sell, transfer, assign, lease, convey or otherwise dispose of all or substantially all of the Properties and assets of the Company and its Restricted Subsidiaries, taken as a whole, in any one transaction or series of transactions unless:

                           (1) the Company shall be the surviving Person (the "Surviving Person") or the Surviving Person (if other than the Company) formed by such merger%, consolidation or amalgamation or to which such sale%, transfer%, assignment, lease, conveyance or disposition is made shall be a corporation organized and existing under the laws of the United States, any State thereof or the District of Columbia;

                           (2) the Surviving Person (if other than the Company) expressly assumes all the obligations of the Company under the Notes%, the Registration Rights Agreement (if applicable) and the Security Documents (if applicable) by executing a supplemental indenture and other documents reasonably satisfactory to the Trustee and security documents (if applicable) reasonably satisfactory to the Second Lien Collateral Trustee;

                           (3) after giving effect to such transaction or series of transactions on a pro forma basis (and treating, for purposes of this clause (3) and clause (4) of this subsection
                  (a) of this Section 801%, any Debt that becomes%, or is anticipated to become%, an obligation of the Surviving Person or any Restricted Subsidiary as a result of such transaction or series of transactions as having been Incurred by the Surviving Person or such Restricted Subsidiary at the time of such transaction or series of transactions)%, no Default or Event of Default shall have occurred and be continuing;

                           (4) immediately after giving effect to such transaction or series of transactions on a pro forma basis,
                  (A) the Company or the Surviving Person, as

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                  the case may be%, would be able to Incur at least $1.00 of additional Debt under clause (a)(1) of Section 1008 and (B) the Surviving Person shall have a Consolidated Net Worth in an amount which is not less than 90% of the Consolidated Net Worth of the Company immediately prior to such transaction or series of transactions; and

                           (5) the Company shall deliver, or cause to be delivered%, to the Trustee%, in form and substance reasonably satisfactory to the Trustee%, an Officers' Certificate and an Opinion of Counsel, each stating that such transaction and the supplemental indenture, if any, and the new security documents, if any, in respect thereto comply with this Section 801 and that all conditions precedent herein provided for relating to such transaction have been satisfied.

                  (b) Clause (a)(4) of this Section 801 shall not apply to mergers of the Company into a Wholly Owned Restricted Subsidiary or into a Person solely for the purpose of effecting a change in the state of incorporation of the Company.

                  (c) Upon satisfaction of the conditions in subsection (a) of this Section 801, the Surviving Person shall succeed to, and be substituted for, and may exercise every right and power of the Company under this Indenture and the Security Documents (if applicable), but the predecessor company in the case of a lease of all or substantially all of its assets shall not be released from any of the obligations and covenants under this Indenture and the Security Documents (if applicable), including with respect to payment of the Notes, and in all other cases, the predecessor company shall be released from all obligations and covenants under this Indenture and the Security Documents, including with respect to the payment of the Notes.

                  SECTION 802. The Notes Guarantors May Consolidate, etc. only on Certain Terms.

                  (a) A Notes Guarantor may not, sell, transfer, assign, lease, convey or otherwise dispose of all or substantially all of its assets in any one transaction or series of transactions to, or merge, consolidate or amalgamate with or into another Person (whether or not such Notes Guarantor is the Surviving Person), in any such case, other than to, with or into the Company or another Notes Guarantor, unless:

                           (1) immediately after giving effect to that transaction, no Default or Event of Default exists under this Indenture; and

                           (2)      either:

                                    (A)      the Surviving Person (if not such
                           Notes Guarantor) is a Domestic Restricted Subsidiary and expressly assumes all the obligations of that Notes Guarantor under this Indenture, the Notes Guarantee, the Registration Rights Agreement (if applicable) and the Security Documents (if applicable) by executing a supplemental indenture and other documents reasonably satisfactory to the Trustee and security documents (if applicable) reasonably satisfactory to the Second Lien Collateral Trustee; or

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                                    (B)      such sale, transfer, assignment,
                           lease, conveyance or other disposition or merger, consolidation or amalgamation is otherwise in compliance with Section 1013.

                  (b) Upon satisfaction of the conditions in subsection (a) of this Section 802, the Surviving Person shall succeed to, and be substituted for, and may exercise every right and power of the Notes Guarantor under this Indenture, the Security Documents (if applicable) and its Notes Guarantee, but the predecessor company, in the case of a lease of all or substantially all of its assets, shall not be released from any of the obligations or covenants under this Indenture, the Security Documents (if applicable) and the Notes Guarantees, as applicable, including with respect to payment of the Notes, and, in all other cases, the predecessor company shall be released from all obligations and covenants under this Indenture, the Security Documents (if applicable) and the Notes Guarantees, including with respect to payment of the Notes and its Notes Guarantee.

                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

                  SECTION 901.  Supplemental Indentures Without Consent of
Holders.

                  (a) Without the consent of any Holders, the Company and the Notes Guarantors, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                           (1) to evidence the succession of another Person to the Company or the Notes Guarantors, as applicable, and the assumption by any such successor of the covenants of the Company herein and in the Notes and the obligations under the Notes Guarantors, as applicable;

                           (2) to secure the Notes or the Notes Guarantees, as applicable, pursuant to the requirements of Article Eleven, the Security Documents, or otherwise;

                           (3) to make any change that does not adversely affect the rights of any Holder;

                           (4) to add to the covenants of the Company and its Restricted Subsidiaries for the benefit of the Holders or to surrender any right or power conferred upon the Company or its Restricted Subsidiaries by this Indenture;

                           (5) to comply with any requirements of the Commission in order to effect and maintain the qualification of this Indenture under the Trust Indenture Act;

                           (6) to cure any ambiguity, omission, defect or inconsistency, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or

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                  questions arising under this Indenture which shall not be
                  inconsistent with the provisions of this Indenture, provided that such action pursuant to clause (6) of this Section 901 shall not adversely affect the interests of the Holders in any material respect;

                           (7) to provide for uncertificated Notes, in addition to or in place of certificated Notes;

                           (8)      to issue Additional Notes as provided
                  herein;

                           (9) to effect any addition or release of the Security Interest in the Collateral permitted under this Indenture and the Security Documents;

                           (10)     to add Notes Guarantors or release
                  Notes Guarantors as permitted under this Indenture; or

                           (11) to evidence and provide for the acceptance and appointment hereunder of a successor Trustee.

                  SECTION 902.  Supplemental Indentures with Consent of Holders.

                  (a) Except as permitted by Section 901%, with the consent of the Holders of at least a majority in aggregate principal amount of the Outstanding Notes (including consents obtained in connection with a tender offer or exchange offer for such Notes), by Act of said Holders delivered to the Company, the Notes Guarantors and the Trustee, the Company, and the Notes Guarantors when authorized by a Board Resolution, and the Trustee may (A) enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or the Notes or of modifying in any manner the rights of the Holders under this Indenture or (B) waive compliance with any provision in this Indenture and the Notes (other than waivers of past Defaults in accordance with Section 513 and waivers of covenants in accordance Section 1021); provided, however, that no such supplemental indenture or waiver shall, without the consent of the Holder of each Outstanding Note affected thereby:

                           (1)      extend the Stated Maturity of the
                  principal of, or any installment of interest on, any Note, or reduce the principal thereof or the rate of interest thereon, or change the place of payment to a place outside the United States where, or the coin or currency in which, any Note or any premium or the interest thereon is payable, or impair the right of any Holder to receive principal of, and interest on, such Holder's Notes on or after the due dates thereof or to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of a Prepayment Offer or Change of Control Offer, which has been made on or after the Purchase Date or the Change of Control Purchase Date, respectively) or to enforce a Notes Guarantee;

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                           (2)      subordinate the Notes to any other
                  obligations of the Company or subordinate any Notes Guarantee with respect to the Notes to any other obligation of the applicable Notes Guarantor;

                           (3) reduce the premium payable upon a Change of Control or, at any time after a Change of Control has occurred, change the time at which the Change of Control Offer relating thereto must be made or at which the Notes must be repurchased pursuant to such Change of Control Offer;

                           (4)      at any time after the Company is
                  obligated to make a Prepayment Offer with the Excess Proceeds from Asset Sales, change the time at which such Prepayment Offer must be made or at which the Notes must be repurchased pursuant thereto;

                           (5)      reduce the premium payable upon a
                  redemption of the Notes or change the time at which the Notes may be redeemed pursuant to Article Twelve;

                           (6) modify any of the provisions of this Section 902, Section 901, Section 513 or Section 1021, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby; or

                           (7) following the mailing of an offer with respect to a Prepayment Offer pursuant to Section 1013 or a Change of Control Offer pursuant to Section 1015, modify the provisions of this Indenture with respect to such offer in a manner adverse to the Holders.

                  (b) Upon the written request of the Company and the Notes Guarantors accompanied by a copy of the Board Resolution authorizing the execution of any such supplemental indenture or agreement or upon the filing with the Trustee of evidence of the consent of the Holders as aforesaid, the Trustee shall join with the Company and the Notes Guarantors in execution of such supplemental indenture. It shall not be necessary for any Act of Holders under this Section 902 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  SECTION 903.  Execution of Supplemental Indentures.

                  In executing, or accepting the additional trusts created by, any supplemental indenture, agreement, instrument or waiver permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Sections 601 and 603) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture, agreement, instrument or waiver is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture, agreement, instrument or waiver which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  SECTION 904.  Effect of Supplemental Indentures.

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                  Upon the execution of any supplemental indenture under this
Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  SECTION 905. Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article Nine shall conform to the requirements of the Trust Indenture Act.

                  SECTION 906. Reference in Notes to Supplemental Indentures.

                  Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                  SECTION 907. Notice of Supplemental Indenture.

                  Promptly after execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Notes affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                                  ARTICLE TEN
                                   COVENANTS

                  SECTION 1001. Payment of Principal, Premium and Interest.

                  (a) The Company will duly and punctually pay the principal of (and premium, if any) and interest, including Special Interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. The Company shall pay interest on overdue principal and premium, if any, and interest on overdue installments of interest, to the extent lawful, at the rate per annum specified in the Notes in accordance with the terms of this Indenture and the Notes.

                  (b) If Special Interest is payable by the Company pursuant to the Registration Rights Agreement, the Company shall deliver to the Trustee a certificate to that effect stating (i) the amount of such Special Interest that is payable, (ii) the reason why such Special Interest is payable and (iii) the date on which such Special Interest is payable. Unless and until a Responsible Officer of the Trustee receives such a certificate, the Trustee may assume without inquiry that no Special Interest is payable. If the Company has paid Special Interest directly to the persons entitled to such interest, the Company shall deliver to the Trustee a certificate setting forth the particulars of such payment.

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                  SECTION 1002. Maintenance of Office or Agency.

                  (a) The Company will maintain an office or agency in the United States where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee in the United States, and the Company hereby appoints the Trustee or its agent as its agent to receive all such presentations, surrenders, notices and demands.

                  (b) The Company may also from time to time designate one or more other offices or agencies in the United States where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the United States for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  SECTION 1003. Money for Note Payments to be Held in Trust.

                  (a) If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest, including Special Interest, if any, on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest, including Special Interest, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  (b) Whenever the Company shall have one or more Paying Agents, it will, by 10:00 a.m. New York City time on or before each due date of the principal of (and premium, if any) or interest, including Special Interest, if any, on any Notes, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest, including Special Interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal at maturity, premium or interest, including Special Interest, if any, as provided in the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  (c) The Company will cause each Paying Agent other than the Trustee or the Company to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 1003, that such Paying Agent will:

                           (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent (or, until such time as this Indenture shall be qualified under

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                  the Trust Indenture Act, which would be applicable to it as
                  Paying Agent if this Indenture were so qualified); and

                           (2) at any time during the continuance of any Default by the Company (or any other obligor upon the Notes) in the making of any payment in respect of the Notes, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent for payment in respect of the Notes;

                  (d) The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  (e) Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest, including Special Interest, if any, on any Note and remaining unclaimed for a period ending on the earlier of the date that is ten Business Days prior to the date such money would escheat to the State or two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

                  SECTION 1004. Corporate Existence.

                  Subject to Article Eight and Section 1013, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence.

                  SECTION 1005. Maintenance of Properties.

                  The Company will cause all material properties used or useful in the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly conducted at all times; provided, however, that nothing in this Section 1005 shall prevent the Company or any of its Restricted Subsidiaries from discontinuing the operation or maintenance of any of such properties if such discontinuance is, as determined by the Company or Restricted Subsidiary in good faith, desirable in (or not materially adverse to) the conduct of its business or the business of any Restricted Subsidiary and not adverse in any material respect to the Holders.

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                  SECTION 1006. Payment of Taxes and Other Claims.

                  The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Company or any of its Restricted Subsidiaries or upon the income, profits or property of the Company or any of its Restricted Subsidiaries, and (2) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any of its Restricted Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate negotiations or proceedings.

                  SECTION 1007. Maintenance of Insurance.

                  The Company shall, and shall cause its Restricted Subsidiaries to, keep at all times all of their properties which are of an insurable nature insured (which may include self insurance) against loss or damage with insurers believed by the Company or such Restricted Subsidiary to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in accordance with good business practice.

                  SECTION 1008. Limitation on Debt.

                  (a) The Company shall not, and shall not permit any Restricted Subsidiary to, Incur any Debt (including Acquired Debt) unless, after giving effect to the application of the proceeds thereof, either:

                           (1) such Debt is Debt of the Company or a Restricted Subsidiary and after giving effect to the Incurrence of such Debt and the application of the proceeds thereof, the Consolidated Interest Coverage Ratio would be greater than 2.0 to 1.0; or

                           (2)      such Debt is Permitted Debt.

                  (b) Notwithstanding anything to the contrary contained in this Section 1008, any increase in the amount of Debt solely by reason of currency fluctuation shall not be considered an Incurrence of Debt for purposes of this Section 1008. For purposes of determining compliance with this Section 1008, the U.S. dollar-equivalent principal amount of Debt denominated in any currency other than U.S. dollars shall be calculated based on the relevant currency exchange rate in effect as of the date such Debt is Incurred; provided that the amount of any Permitted Refinancing Debt denominated in the same currency as the Debt being Refinanced thereby shall be calculated based on the relevant exchange rate in effect as of the date of the Incurrence of the Debt being so Refinanced.

                  (c) The accrual of interest, the accretion or amortization of original issue discount, the payment of interest on any Debt in the form of additional Debt with the same terms, the accumulation of dividends on Disqualified Stock or Preferred Stock of Restricted Subsidiaries (to the extent not paid) and the payment of dividends on Disqualified Stock or Preferred Stock of Restricted Subsidiaries in the form of additional shares of the same class of Disqualified Stock or Preferred Stock of Restricted Subsidiaries will not be deemed to be an

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Incurrence of Debt or an issuance of Disqualified Stock for purposes of this
Section 1008; provided that, in each case, the amount thereof shall be included in Consolidated Interest Expense of the Company as accrued.

                  (d)      For purposes of determining compliance with this
Section 1008, in the event that an item of Debt meets the criteria of more than one of the categories of Permitted Debt described in clauses (a) through (m) of the definition of Permitted Debt or is entitled to be incurred pursuant to clause (a)(1) of this Section 1008, the Company shall, in its sole discretion, classify or reclassify such item of Debt (or any part thereof), in any manner that complies with this Section 1008, and such item of Debt will be treated as having been Incurred pursuant to one or more of such categories of Permitted Debt or pursuant to clause (a)(1) of this Section 1008. For purposes of determining any particular amount of Debt under this Section 1008, Guarantees, Liens or obligations, in each case, in support of letters of credit supporting Debt shall not be included to the extent such letters of credit are included in the amount of Debt.

                  SECTION 1009. Limitation on Restricted Payments.

                  (a) The Company shall not make, and shall not permit any Restricted Subsidiary to make, any Restricted Payment if at the time of, and after giving effect to, such proposed Restricted Payment:

                           (1) a Default or Event of Default shall have occurred and be continuing;

                           (2) the Company could not Incur at least $1.00 of additional Debt pursuant to clause (a)(1) of Section 1008; or

                           (3) the aggregate amount of such Restricted Payment and all other Restricted Payments declared or made since the Issue Date (the amount of any Restricted Payment, if made other than in cash, to be based upon Fair Market Value on the date made) would exceed an amount equal to the sum of:

                                    (A)      50% of the aggregate amount of
                           Consolidated Net Income accrued during the period (treated as one accounting period) from the beginning of the fiscal quarter during which the Issue Date occurs to the end of the most recent fiscal quarter for which financial statements have been made publicly available at the time of such Restricted Payment (or if the aggregate amount of Consolidated Net Income for such period shall be a deficit, less 100% of such deficit); plus

                                     (B)     100% of Capital Stock Sale
                           Proceeds; plus

                                    (C)      100% of the aggregate net cash
                           proceeds received by the Company or any Restricted Subsidiary from the issuance or sale after the Issue Date of convertible or exchangeable Debt that has been converted into or exchanged for Capital Stock (other than Disqualified Stock) of the Company, excluding:

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

                                             (i)      any such Debt issued or
                                    sold to the Company or a Subsidiary of the Company or an employee stock ownership plan or trust established by the Company or any such Subsidiary for the benefit of their respective employees; and

                                             (ii)     the aggregate amount of
                                    any cash or other Property distributed by the Company or any Restricted Subsidiary upon any such conversion or exchange;

                           plus

                                    (D)      an amount equal to the sum of:

                                             (i)      in the case of the net
                                    reduction in Investments (which Investments constituted a Restricted Payment when made) in any Person other than the Company or a Restricted Subsidiary resulting from dividends, repayments of loans or advances or other transfers of Property, in each case to the Company or any Restricted Subsidiary from such Person, or from the sale or other disposition of any such Investment to any Person other than the Company or a Restricted Subsidiary, the lesser of:

                                                      (x)  the cash return of
                                                      capital with respect to
                                                      such Investment; and

                                                      (y)  the aggregate value
                                                      of such Investment;

                           in the case of either clause (x) or (y) in this subparagraph (a)(3)(D)(i), less the cost of the disposition of such Investment, plus

                                             (ii)     the portion (proportionate
                                    to the Company's equity interest in an
                                    Unrestricted Subsidiary) of the Fair Market
                                    Value of the net assets of such Unrestricted
                                    Subsidiary at the time such Unrestricted
                                    Subsidiary is designated a Restricted
                                    Subsidiary;

                           provided, however, that no amount will be included under this paragraph (D) to the extent already included in the calculation of Consolidated Net Income;

                           plus

                                    (E)      $25.0 million.

                  (b) Notwithstanding the limitations in subsection (a) of this Section 1009, the Company or any Restricted Subsidiary may:

                           (1) pay dividends on its Capital Stock within 60 days of the declaration thereof if, on the declaration date, such dividends could have been

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

                  paid in compliance with this Indenture; provided, however, that such dividend shall be included in the calculation of the amount of Restricted Payments pursuant to clause (a)(3) of this Section 1009;

                           (2) purchase, repurchase, redeem, defease, acquire or retire for value Capital Stock or Subordinated Debt of the Company or any Restricted Subsidiary in exchange for, upon conversion of or out of the proceeds of the substantially concurrent sale of, Capital Stock of the Company whether contemporaneously or in the future (other than Disqualified Stock that is not Permitted Refinancing Debt and other than Capital Stock issued or sold to a Restricted Subsidiary of the Company or an employee stock ownership plan or trust established by the Company or any such Subsidiary for the benefit of its employees) or any Permitted Refinancing Debt; provided, however, that:

                                    (A)      such purchase, repurchase,
                           redemption, defeasance, acquisition or retirement shall be excluded from the calculation of the amount of Restricted Payments pursuant to clause (a)(3) of this Section 1009; and

                                    (B)      the Capital Stock Sale Proceeds
                           from such exchange or sale shall be excluded from the calculation pursuant to paragraph (a)(3)(B) of this
                           Section 1009;

                           (3) purchase, repurchase, redeem, defease, acquire or retire for value any Subordinated Debt in exchange for, or out of the proceeds of the sale of, Permitted Refinancing Debt;

                           (4) so long as no Default or Event of Default has occurred and is continuing, purchase, repurchase, redeem, defease, acquire or retire for value Capital Stock of the Company or any Subsidiary of the Company from any officer, director, employee or consultant of the Company or its Restricted Subsidiaries in an aggregate amount not to exceed $10.0 million per year;

                           (5) extend loans to employees, officers and directors of the Company and its Restricted Subsidiaries in compliance with applicable laws that do not exceed $5.0 million in the aggregate at any one time outstanding;

                           (6) acquire the Capital Stock of the Company in connection with the exercise of stock options or stock appreciation rights by way of cashless exercise or in connection with the satisfaction of withholding tax obligations;

                           (7) in connection with an acquisition by the Company or any of its Restricted Subsidiaries, receive or accept the return to the Company or any of its Restricted Subsidiaries of Capital Stock of the Company or any of its Restricted Subsidiaries constituting a portion of the purchase price consideration in settlement of indemnification claims;

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                           (8)      purchase fractional shares of the Capital
                  Stock of the Company arising out of stock dividends, splits or combinations or business combinations;

                           (9) effect a Convertible Debentures Repurchase, provided that on a pro forma basis, after giving effect to such Convertible Debentures Repurchase, the Liquidity of the Company and its Restricted Subsidiaries shall equal or exceed $500 million;

                           (10) honor any conversion request by a holder of any convertible Debt of the Company or its Restricted Subsidiaries and make cash payments in lieu of fractional shares in connection with any conversion of convertible Debt in accordance with the terms of any convertible Debt;

                           (11) make any payment on or with respect to, or repurchase, redeem, defease or acquire or retire for value, any Subordinated Debt convertible into Equity Interests (other than Disqualified Stock) of the Company in connection with:

                                    (A)      an optional redemption of such
                           convertible Subordinated Debt pursuant to the terms thereof; provided that the current market price per share of the Company's Common Stock (calculated based upon the average closing price as reported on the Nasdaq National Market (or any national securities exchange on which such Common Stock is listed) for the 30-trading day period immediately preceding the date any notice of redemption is sent or published) into which such Debt is convertible equals or exceeds 150% of the conversion price in effect for such Debt on the date of such notice; and

                                    (B)      the payment by the Company of cash
                           in lieu of any fractional shares deliverable upon conversion of any Debt in compliance with the terms of the instruments governing such Debt;

                  provided that any amounts paid pursuant to this clause (11) will be deducted in determining the amount of Restricted Payments permitted under clause (a)(3) of this Section 1009;

                           (12)     engage in transactions relating to
                  tax-planning strategies of the Company and its Restricted Subsidiaries; provided that all such transactions are between or among Restricted Subsidiaries, the Company and any trustee, transfer agent or escrow agent relating to such tax-planning strategies, or any combination of the foregoing parties; and

                           (13) so long as no Default or Event of Default has occurred and is continuing, make Restricted Payments in an aggregate amount not to exceed $50.0 million.

                  (c)      The actions described in the preceding clauses (1),
(4), (5), (11) and (13) of subsection (b) of this Section 1009 shall be Restricted Payments that shall be permitted to be

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made in accordance with this Section 1009 but shall reduce the amount that would otherwise be available for Restricted Payments under clause (a)(3) of this
Section 1009, and the actions described in the preceding clauses (2), (3), (6),
(7), (8), (9) (10) and (12) shall be Restricted Payments that shall be permitted to be taken in accordance with this Section 1009 and shall not reduce the amount that would otherwise be available for Restricted Payments under clause (a)(3) of this Section 1009.

                  SECTION 1010. Limitation on Restrictions on Distributions from Restricted Subsidiaries.

                  (a) The Company shall not, and shall not permit any Restricted Subsidiary to, create or otherwise cause any consensual restriction on the right of any Restricted Subsidiary to:

                           (1) pay dividends, in cash or otherwise, or make any other distributions on or in respect of its Capital Stock, or pay any Debt or other obligation owed, to the Company or any other Restricted Subsidiary;

                           (2) make any loans or advances to the Company or any other Restricted Subsidiary; or

                           (3) transfer any of its Property to the Company or any other Restricted Subsidiary.

                  (b)      The limitations set forth in subsection (a) of this
Section 1010 will not apply:

                           (1) with respect to clauses (1), (2) and (3) of subsection (a) of this Section 1010, to restrictions:

                                    (A)      in effect on the Issue Date (and
                           restrictions pursuant to the Notes, this Indenture, the Notes Guarantees, the Security Documents and the New Credit Facility);

                                    (B)      imposed on a Restricted Subsidiary
                           and existing at the time it became a Restricted Subsidiary if such restrictions were not created in connection with or in anticipation of the transaction or series of transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary or was acquired by the Company;

                                    (C)      that result from the Refinancing or
                           subsequent Refinancing of Debt Incurred pursuant to an agreement, instrument or contract referred to in subclause (A), (B), (E), (F), (H), (I), (J) or (K) of this clause (1) of subsection (b) of this Section 1010, provided that the restrictions existing under or by reason of any such agreement, instrument or contract are not materially less favorable, taken as a whole, to the Holders than those under the agreement evidencing the Debt so Refinanced;

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                                    (D)      existing by virtue of, or arising
                           under, applicable law, regulation, order, approval, license, permit or similar restriction, in each case issued or imposed by a governmental authority;

                                    (E)      under any agreement, instrument or
                           contract affecting Property or a Person at the time such Property or Person was acquired by the Company or any Restricted Subsidiary, so long as such restriction relates solely to the Property or Person so acquired and was not created in connection with or in anticipation of such acquisition;

                                    (F)      under or in connection with any
                           joint venture agreements, partnership agreements, stock sale agreements, asset sale agreements and other similar agreements, provided that any such agreements are entered into in the ordinary course of business and in good faith and that such restrictions are reasonably customary for such agreements;

                                    (G)      under any customary provisions
                           imposed by customers with respect to cash or other deposit or net worth requirements under agreements, instruments or contracts entered into in the ordinary course of business and consistent with past practices;

                                    (H)      under any agreement entered into in
                           connection with the Incurrence of Debt of the type described in clause (j) of the definition of Permitted Debt;

                                    (I)      under any customary provisions
                           under any agreements, instruments or contracts relating to any Receivables Program;

                                    (J)      under any customary provisions
                           under any agreements, instruments or contracts relating to any Synthetic Lease of the Office Campus;

                                    (K)      under any agreement, instrument or
                           contract relating to Debt that is permitted under
                           Section 1008 to be Incurred pursuant to clause (b) of the definition of Permitted Debt; and

                                    (L)      under any agreement, instrument or
                           contract entered into in connection with any transactions relating to tax-planning strategies of the Company and its Restricted Subsidiaries; provided that all such transactions are between or among Restricted Subsidiaries, the Company and any trustee, transfer agent or escrow agent relating to such tax-planning strategies, or any combination of the foregoing parties; and

                  (2) only with respect to clause (3) of subsection (a) of this Section 1010 to:

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                                    (A)      customary provisions restricting
                           subletting or assignment of leases or customary provisions in licenses or other agreements that restrict assignment of such agreements or rights thereunder;

                                    (B)      customary provisions restricting
                           the sale or other disposition of Property contained in agreements limiting the transfer of Property pending the closing of such sale; and

                                    (C)      restrictions on the sale or other
                           disposition of Property acquired, constructed, improved or leased (and any additions, parts, attachments, fixtures, leasehold improvements, proceeds, improvements or accessions related thereto) in whole or in part under any agreement, instrument or contract relating to Debt permitted under Section 1008 to be Incurred under clause (c) of the definition of Permitted Debt.

                  SECTION 1011. Limitation on Liens.

                  (a) The Company shall not, and shall not permit any Restricted Subsidiary to:

                           (1) during any period other than a Suspension Period, Incur or permit to exist any Lien of any nature whatsoever, other than Permitted Liens, on any of its properties (including Capital Stock of a Restricted Subsidiary), whether owned at the Issue Date or thereafter acquired, securing any Debt; and

                           (2) during any Suspension Period, Incur or permit to exist any Lien (the "Initial Lien") of any nature whatsoever, other than Permitted Liens, on any of its Principal Properties whether owned on the Issue Date or thereafter acquired, securing any Debt without effectively providing that the Notes shall be secured equally and ratably with (or prior to) the obligations so secured for so long as such obligations are so secured.

                  (b) Any Lien created for the benefit of the Holders pursuant to clause (2) of subsection (a) this Section 1011 may provide by its terms that such Lien shall be automatically and unconditionally released and discharged upon the release and discharge of the Initial Lien.

                  SECTION 1012. Limitation on Sale and Leaseback Transactions.

                  (a) During a Suspension Period, the Company shall not, nor shall it permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction with respect to any Principal Property unless:

                           (1) the Company or such Restricted Subsidiary would be entitled to incur Debt secured by a Lien on the Principal Property involved in such transaction at least equal in amount to the Attributable Debt with respect to such Sale and Leaseback Transaction without also securing the Notes in compliance with Section 1011(a)(2); or

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                           (2)      the Company shall apply an amount equal to
                  the greater of (A) the net proceeds of such sale, (B) the fair market value of such property at the time of such sale (as determined in good faith by the Company) or (C) the Attributable Debt with respect to such Sale and Leaseback Transaction within 180 days of such sale to either (or a combination of):

                                    (A)      the retirement (other than any
                           mandatory retirement, mandatory prepayment or sinking fund payment or by payment at maturity) of Debt of the Company or a Restricted Subsidiary that has a scheduled maturity more than 12 months after its creation; or

                                    (B)      the purchase, construction,
                           improvement or development of other Property used in a Permitted Business.

                  (b) At any time other than a Suspension Period, the Company shall not, and shall not permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction with respect to any Property unless:

                           (1) the Company or such Restricted Subsidiary would be entitled to Incur Debt in an amount equal to the Attributable Debt with respect to such Sale and Leaseback Transaction pursuant to Section 1008; and

                           (2) such Sale and Leaseback Transaction is effected in compliance with Section 1013.

                  SECTION 1013. Limitation on Asset Sales.

                  (a) The Company shall not, and shall not permit any Restricted Subsidiary to, consummate any Asset Sale unless:

                           (1) the Company or such Restricted Subsidiary receives consideration in connection with such Asset Sale at least equal to the Fair Market Value of the Property subject to such Asset Sale;

                           (2) at least 75% of the consideration received by the Company or such Restricted Subsidiary in connection with such Asset Sale is in the form of any one or a combination of the following: (A) cash, Cash Equivalents or Additional Assets, (B) the assumption by the purchaser of liabilities of the Company or any Restricted Subsidiary in the amounts as shown on the latest consolidated balance sheet on which such liability appears (other than contingent liabilities and liabilities that are by their terms subordinated to the Notes or the applicable Notes Guarantee, as the case may be), as a result of which the Company and the Restricted Subsidiaries are no longer obligated with respect to such liabilities, (C) securities, notes or other obligations received by the Company or such Restricted Subsidiary to the extent such securities, notes or other obligations are converted by the Company or such Restricted Subsidiary into cash, Cash Equivalents or Additional Assets within 90 days of such Asset Sale, and (D) Debt of a Restricted Subsidiary that is no longer a Restricted Subsidiary as a result of such Asset Sale

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                  if the Company and all of its Restricted Subsidiaries
                  immediately are released from all Guarantees, if any, of payments or other obligations with respect to such Debt and such Debt is no longer the liability of the Company or any of its Restricted Subsidiaries; and

                           (3) in connection with any Asset Sale for consideration with a value in excess of $50.0 million, the Company delivers an Officers' Certificate to the Trustee certifying that such Asset Sale complies with clauses (1) and
                  (2) of subsection (a) of this Section 1013.

                  (b) The Net Available Cash (or any portion thereof) from Asset Sales may be applied by the Company or a Restricted Subsidiary, to the extent the Company or such Restricted Subsidiary elects (or is required by the terms of any Debt):

                           (1) to Repay Senior Debt of the Company or any Notes Guarantor (excluding, in either case, any Debt owed to the Company or an Affiliate of the Company); or

                           (2) to reinvest in Additional Assets (including by means of an Investment in Additional Assets by a Restricted Subsidiary with Net Available Cash received by the Company or another Restricted Subsidiary), provided that, if the assets that were the subject of such Asset Sale constituted Collateral, then the Additional Assets reinvested with the Net Available Cash from the sale of such Collateral shall be assets that constitute Collateral and shall be pledged at the time of their acquisition to the Second Lien Collateral Trustee as Collateral or otherwise become Collateral in accordance with the terms of the Security Documents provided further that such Additional Assets need not be so pledged or otherwise become Collateral if the Security Period has expired.

                  (c) Any Net Available Cash from an Asset Sale not used in accordance with subsection (b) of this Section 1013 within 365 days from the date of the receipt of such Net Available Cash shall constitute "Excess Proceeds". Pending application of any such Net Available Cash within such 365-day period, the Company may temporarily reduce any revolving borrowings that constitute Senior Debt.

                  (d) When the aggregate amount of Excess Proceeds exceeds $25.0 million, the Company will be required to make an offer to repurchase the Notes (the "Prepayment Offer"), which offer shall be in the amount of the Allocable Excess Proceeds (rounded to the nearest $1,000), on a pro rata basis according to principal amount at a purchase price equal to 100% of the principal amount, plus accrued and unpaid interest, including Special Interest, if any (the "Purchase Price"), to, but excluding, the purchase date (the "Purchase Date") (subject to the right of holders of record on the relevant Regular Record Date that is prior to the Purchase Date to receive interest due on the relevant Interest Payment Date). If the Notes delivered for payment exceed, in aggregate principal amount, the Allocable Excess Proceeds, the Company will purchase such Notes on a pro rata basis.

                  (e) The term "Allocable Excess Proceeds" will mean the product of:

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                           (1)      the Excess Proceeds and

                           (2)      a fraction,

                                    (A)      the numerator of which is the
                           aggregate principal amount of the Notes Outstanding on the date of the Prepayment Offer, and

                                    (B)      the denominator of which is the sum
                           of the aggregate principal amount of the Notes outstanding on the date of the Prepayment Offer and the aggregate principal amount of other Debt of the Company outstanding on the date of the Prepayment Offer that is pari passu in right of payment with the Notes and subject to terms and conditions in respect of Asset Sales similar in all material respects to this Section 1013 and requiring the Company to make an offer to purchase such Debt at substantially the same time as the Prepayment Offer.

                  (f) To the extent that any portion of the amount of Net Available Cash remains after a Prepayment Offer pursuant to subsection (d) of this Section 1013, and provided that all holders of Notes have been given the opportunity to tender their Notes for purchase in accordance with this Section 1013, the Company or such Restricted Subsidiary may use such remaining amount for any purpose permitted by this Indenture and the amount of Excess Proceeds will be reset to zero.

                  (g) Within Five Business Days after the Company becomes obligated to make a Prepayment Offer, the Company shall give written notice of such Prepayment Offer to each Holder by first-class mail, postage prepaid, at the address of such Holder appearing in the Note Register, stating, (1) the Purchase Price and the Purchase Date, which date shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed, or such other dates as are necessary to comply with requirements under the Exchange Act or any applicable securities laws or regulations; (2) that any Note not tendered will continue to accrue interest if interest is then accruing; (3) that, unless the Company defaults in the payment of the Purchase Price, any Notes accepted for payment pursuant to the Prepayment Offer shall cease to accrue interest after the Purchase Date; (4) that Holders electing to have any Notes purchased pursuant to a Prepayment Offer shall be required to surrender the Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Purchase Date; (5) that Holders shall be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes delivered for purchase, and a statement that such Holder is withdrawing its election to have such Notes purchased; (6) that Holders whose Notes are being purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof; (7) the instructions that Holders of Notes must follow in order to tender their Notes; (8) the circumstances and facts that the Company deems relevant regarding such Excess Proceeds Offer and (9) such information regarding the Company

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and its Subsidiaries that the Company, in good faith, believes will enable the
Holders to make an informed decision with respect to such Prepayment Offer.

                  (h) The Company will comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations and any applicable rules of any securities exchange on which the Notes may be listed in connection with the repurchase of Notes pursuant to this Section 1013. To the extent that the provisions of any securities laws or regulations or the rules of any securities exchange conflict with provisions of this Section 1013, the Company will comply with the applicable securities laws and regulations or rules of any security exchange and will not be deemed to have breached its respective obligations under this
Section 1013 by virtue of such compliance.

                  SECTION 1014. Limitation on Transactions with Affiliates.

                  (a) The Company shall not, and shall not permit any Restricted Subsidiary to, conduct any business or enter into any transaction or series of transactions (including the purchase, sale, transfer, assignment, lease, conveyance or exchange of any Property or the rendering of any service) with, or for the benefit of, any Affiliate of the Company (an "Affiliate Transaction"), unless:

                           (1) the terms of such Affiliate Transaction are, when viewed together with related Affiliate Transactions, if any, no less favorable to the Company or such Restricted Subsidiary, as the case may be, than those that reasonably could be expected to be obtained in a comparable arm's-length transaction with a Person that is not an Affiliate of the Company; and

                           (2) with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $50 million, the Company delivers to the Trustee either a resolution of the Board of Directors set forth in an Officers' Certificate certifying that such Affiliate Transaction complies with this Section 1014 and that such Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors, or an opinion as to the fairness to the Company of such Affiliate Transaction from a financial point of view issued by an accounting, appraisal or investment banking firm of national standing.

                  (b) Notwithstanding the foregoing limitation, the following shall not be Affiliate Transactions:

                           (1) any transaction or series of transactions between the Company and one or more Restricted Subsidiaries or between two or more Restricted Subsidiaries in the ordinary course of business, provided that no more than 10% of the total voting power of the Voting Stock (on a fully diluted basis) of any such Restricted Subsidiary is owned by an Affiliate of the Company (other than a Restricted Subsidiary);

                           (2) any Restricted Payment permitted to be made pursuant to Section 1009 or any Permitted Investment;

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                           (3)      the payment of compensation (including
                  amounts paid pursuant to employee benefit plans), performance or contribution obligations for the personal services of, the issuance, grant or award of stock options or other equity related interests to, or the granting of indemnification to, officers, directors and employees of the Company or any of the Restricted Subsidiaries, in the ordinary course of business;

                           (4) loans and advances to directors, employees or officers made in the ordinary course of business in compliance with applicable laws and consistent with the past practices of the Company or such Restricted Subsidiary, as the case may be, provided that such loans and advances do not exceed $5.0 million in the aggregate at any one time outstanding;

                           (5)      the entering into, maintaining or
                  performance of any employment contract, collective bargaining agreement, benefit plan, program or arrangement, related trust agreement or other similar arrangement (in each case entered into in the ordinary course of business and consistent with past practice) for or with any employee, officer or director, including vacation, health, insurance, deferred compensation, retirement, savings or other similar plans;

                           (6) transactions with Permitted Joint Ventures to which no other Affiliate of the Company or any Restricted Subsidiary is a party to such transactions; and

                           (7) the payment of reasonable and customary regular fees to directors of the Company who are not employees of the Company and indemnification arrangements entered into by the Company in the ordinary course of business.

                  SECTION 1015. Repurchase at the Option of Holders upon a Change of Control.

                  (a) Upon the occurrence of a Change of Control, each Holder shall have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple of $1,000) of such Holder's Notes pursuant to the offer described below (the "Change of Control Offer") at a purchase price (the "Change of Control Purchase Price") equal to 101% of the principal amount thereof, plus accrued and unpaid interest, including Special Interest on the Notes to be purchased, if any, to, but excluding, the Change of Control Purchase Date) (subject to the right of Holders on the relevant Regular Record Date that is prior to the Change of Control Purchase Date to receive interest due on an Interest Payment Date).

                  (b) Within 30 days following any Change of Control, the Company (or at the request of the Company, the Trustee) shall send, by first-class mail, with a copy to the Trustee, to each Holder at such Holder's address appearing in the Note Register, a notice stating:

                           (1) that a Change of Control has occurred and a Change of Control Offer is being made pursuant to Section 1015 of this Indenture and that all Notes timely tendered will be accepted for payment;

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                           (2)      the Change of Control Purchase Price
                  and the repurchase date (the "Change of Control Purchase Date"), which date shall be, subject to any contrary requirements of applicable law, a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed;

                           (3) the circumstances giving rise to the Change of Control; and

                           (4) the procedures that Holders must follow in order to tender their Notes (or portions thereof) for payment, and the procedures that Holders must follow in order to withdraw an election to tender Notes (or portions thereof) for payment.

                  (c) The Company will comply, to the extent applicable, with the requirements of Section 14 (e) of the Exchange Act and any other securities laws or regulations or rules of any securities exchange on which the Notes may be listed in connection with the repurchase of Notes pursuant to a Change of Control Offer. To the extent that the provisions of any securities laws or regulations or rules of such security exchange conflict with the provisions of this Section 1015, the Company, to the extent applicable, will comply with the applicable securities laws and regulations or rules of such securities exchange and will not be deemed to have breached its obligations under this Section 1015 by virtue of such compliance.

                  SECTION 1016. Designation of Restricted and Unrestricted Subsidiaries.

                  (a) The Board of Directors may designate any Restricted Subsidiary to be an Unrestricted Subsidiary if that designation would not cause a Default or Event of Default.

                  (b) If a Restricted Subsidiary is designated as an Unrestricted Subsidiary, all outstanding Investments owned by the Company and its Restricted Subsidiaries in the Subsidiary so designated will be deemed to be an Investment made as of the time of such designation and will reduce the amount available for Restricted Payments under clause (a)(3) of Section 1009 or Permitted Investments, as applicable; provided that Investments in Persons in existence before such Person becomes a Subsidiary that were Permitted Investments or allowed under Section 1009, will not be deemed to be Investments at the time such Person becomes a Subsidiary and is designated as an Unrestricted Subsidiary. All such outstanding Investments will be valued at their Fair Market Value at the time of such designation. A designation will be permitted only if such Restricted Payment would be permitted at that time and if such Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary.

                  (c) The Board of Directors may redesignate an Unrestricted Subsidiary to be a Restricted Subsidiary if the redesignation would not cause a Default or Event of Default.

                  SECTION 1017. Payments for Consent.

                  The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Notes unless such consideration is offered to be

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paid or is paid to all Holders that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

                  SECTION 1018. Limitation on Layered Debt.

                  After (a) a Fall-Away Event has occurred and (b) the Collateral has been released from the Security Interest, during any period other than a Suspension Period, the Company and the Notes Guarantors will not incur any Debt (including Permitted Debt, but excluding Acquired Debt that is not incurred in contemplation of or in connection with any Person becoming a Restricted Subsidiary) that is contractually subordinated in right of payment to any other Debt of the Company or any Notes Guarantor unless such Debt is also contractually subordinated in right of payment to the Notes at least to the same extent; provided, however, that no Debt of the Company or any Notes Guarantor shall be deemed to be contractually subordinated in right of payment to any other Debt of the Company or any Notes Guarantor solely by reason of such other Debt being secured, being secured by a prior lien on the Collateral, being Guaranteed, having a shorter maturity of payment or being structurally senior.

                  SECTION 1019. Available Information.

                  Notwithstanding that the Company may not be subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act, the Company shall file with the Commission and provide the Trustee and Holders of Notes (whether or not the Company shall file with the Commission) with such annual reports and such information, documents and other reports as are specified in Sections 13(a) and 15(d) of the Exchange Act and applicable to a U.S. corporation subject to such Sections, such information, documents and reports to be so filed and provided at the times specified for the filing of such information, documents and reports under such Sections; provided, however, that the Company shall not be so obligated to file such information, documents and reports with the Commission if the Commission does not permit such filings; provided further that any information accepted for filing by the SEC shall be deemed to have been provided to the Holders of the Notes and the Trustees.

                  If at any time during the two-year period following the date of original issue of the Notes the Company is not subject to the information requirements of Section 13 or 15(d) of the Exchange Act and the Notes constitute "restricted securities" within the meaning of the Securities Act, the Company will furnish to holders of Notes and prospective purchasers designated by such holders the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act in order to permit compliance with Rule 144A in connection with resales of such Notes.

                  SECTION 1020. Statement by Officers as to Default; Compliance Certificates.

                  The Company will deliver to the Trustee, within 120 days after the end of each fiscal year (which as of the Issue Date is the Saturday nearest September 30) of the Company ending after the date hereof an Officers' Certificate (in which one of the two Officers signing such certificate is either a principal executive officer, principal financial officer or principal accounting officer of the Company), stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms,

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

provisions and conditions of this Indenture and the Security Documents (without regard to any period of grace or requirement of notice provided hereunder), and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

                  SECTION 1021. Waiver of Certain Covenants.

                  Subject to Section 902, the Company may omit in any particular instance to comply with any covenant or condition set forth in Article Eight and Sections 1004 to 1023, inclusive, Article Eleven, and Section 1306 if before or after the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Notes shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                  SECTION 1022. [Intentionally Omitted]

                  SECTION 1023. Covenants After Fall-Away Event.

                  (a)      Notwithstanding any other provision of this
Indenture:

                           (1) During a Suspension Period, the provisions of Sections 1008, 1009, 1010, 1013, 1014, 1015, 1017, clause
                  (a)(4) of Section 801, clause (a)(1) of Section 1011 and subsection (b) of Section 1012 of this Indenture shall be suspended (collectively, the "Suspended Covenants") and shall for the Suspension Period be deemed not to form a part of this Indenture and the Company and its Restricted Subsidiaries shall have no obligation or liability in respect of such sections for such period;

                           (2) In case of a Fall-Away Event, upon receipt of a Company Request, the Collateral shall be permanently released from the Security Interest in favor of the Holders and the Company and the Restricted Subsidiaries will no longer be obligated to comply with any obligation or covenant relating to the Collateral as set forth in Article Eleven of this Indenture and all Security Documents insofar as such obligations are with respect to the Notes and the Company and its Restricted Subsidiaries shall have no obligation or liability in respect of such sections, or under the Security Documents, and any provisions of this Indenture or the Notes that refer to the Collateral, the Security Documents or the Security Interest and the Company's obligations with respect thereto shall be construed accordingly.

                  (b) If%, after a Fall-Away Event, either or both of the Ratings Agencies withdraw their ratings or downgrade the ratings assigned to the Notes below Investment Grade Ratings, the Company shall, by written notice, notify the Trustee within two Business Days upon the Company's knowledge of such fact.

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

                  (c) In the event that the Company and the Restricted Subsidiaries are not subject to the Suspended Covenants for any period of time as a result of the occurrence of a Fall-Away Event and, subsequently, one or both of the Rating Agencies withdraw their ratings or downgrade the ratings assigned to the Notes below Investment Grade Ratings or a Default or Event of Default occurs and is continuing, then the Company and the Restricted Subsidiaries will thereafter again be subject to the Suspended Covenants and the additional covenant set forth in Section 1018, but will not be obligated to comply with clause (a)(2) of Section 1011 or subsection (a) of Section 1012. Compliance with the Suspended Covenants with respect to Restricted Payments made after the time of such withdrawal, downgrade, Default or Event of Default will be calculated in accordance with Section 1009 as though such Section 1009 had been in effect during the entire period of time from the Issue Date.

                  (d) The Notes will not be secured after the occurrence of the Fall-Away Event and the release of the Collateral from the Security Interest in favor of the Holders, notwithstanding subsequently, one or both of the Rating Agencies withdraw their ratings or downgrade the ratings assigned to the Notes below the required Investment Grade Ratings or a Default or Event of Default occurs and is continuing.

                                 ARTICLE ELEVEN
                                SECURITY INTEREST

                  SECTION 1101. Grant of Security Interest.

                  (a) The Company and the Notes Guarantors shall, pursuant to the Security Documents and within the period permitted by the Security Documents, pledge the Collateral to the Second Lien Collateral Trustee and grant to the Second Lien Collateral Trustee for the benefit of the Second Lien Collateral Trustee and for the ratable benefit of the Holders, a security interest in the Collateral, whether owned on the Issue Date or thereafter acquired, subject to Permitted Liens (the "Security Interest"), to secure the Company's and the Notes Guarantors' obligations to pay the principal of (and premium, if any) and interest, including Special Interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture and all other obligations of the Company thereunder.

                  (b) The Company shall furnish to the Trustee Opinions of Counsel as required by the Trust Indenture Act with respect to indentures that are secured by the mortgage or pledge of property, including Opinions of Counsel required pursuant to Sections 314(b)(1) and 314(b)(2) of the Trust Indenture Act.

                  (c) Each Holder, by its acceptance of the Notes, agrees to all of the terms and conditions of the Security Documents, and authorizes and directs the Second Lien Collateral Trustee to enter into and perform its respective obligations, and exercise its respective rights under, the Security Documents in accordance therewith; provided however that if any provision of the Security Documents limit, qualify or conflict with the requirements of the Trust Indenture Act, the Trust Indenture Act will control.

                  (d) In acting in its capacity as Second Lien Collateral Trustee, State Street Bank and Trust Company of California, N.A., shall not be
(1) deemed to have breached its

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                                      107
fiduciary duty as Trustee to the Holders as a result of the performance of its duties as Second Lien Collateral Trustee to the extent that it acts in compliance with the terms and provisions of the Security Documents and (2) liable to the Holders for any action taken or omitted in compliance with the terms and provisions of the Security Documents.

                  SECTION 1102. Release of Security Interest.

                  (a) Upon the occurrence of any of the following events, the Company may, at its option, deliver to the Trustee an Officers' Certificate (which shall set forth in reasonable detail such event and the Collateral subject to such event) requesting that the Security Interest in the Collateral subject to such event be released and an Opinion of Counsel, and upon the receipt of such Officers' Certificate and Opinion of Counsel, the Trustee shall instruct the Second Lien Collateral Trustee to release the Collateral subject to such event:

                           (1)      the Security Interest in all of the
                  Collateral shall be released upon payment in full of the principal of (and premium, if any) and interest, including Special Interest, if any, on the Notes;

                           (2)      the Security Interest in all of the
                  Collateral shall be released if a Fall-Away Event has occurred and is continuing;

                           (3) the Security Interest in any asset included in the Collateral that is sold, transferred or otherwise disposed of in a transaction that does not violate Section 1013 shall be released;

                           (4) upon the designation of a Restricted Subsidiary as an Unrestricted Subsidiary in accordance with the terms of this Indenture, the Security Interest in (A) the assets of such Unrestricted Subsidiary and (B) any Capital Stock of such Unrestricted Subsidiary held by the Company or any Restricted Subsidiary, shall be released;

                           (5) the Security Interest in assets that become subject to Liens securing Capital Lease Obligations or Purchase Money Debt permitted to be incurred pursuant to
                  Section 1008 under clause (c) of the definition of "Permitted Debt" shall be released;

                           (6) if the controlling party (as such term is used in the Intercreditor Agreement) under the Intercreditor Agreement consents to any release of any assets from the first priority lien, the assets so released shall also be released from the Security Interest, provided that the release by such controlling party is not given in connection with a repayment of the First Lien Obligations;

                           (7) upon (A) the merger, consolidation or sale of property of a Notes Guarantor or (B) the sale or issuance of shares of Capital Stock of such Notes Guarantor resulting in such Notes Guarantor no longer being one of the Company's Subsidiaries, in each case in accordance with the terms of this Indenture, the Security Interest in both (x) the assets of such Notes Guarantor and

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

                  (y) any Capital Stock of such Notes Guarantor held by the Company or any Notes Guarantor, shall be released;

                           (8) upon the release of a Notes Guarantor from its Notes Guarantee in accordance with the terms of this Indenture, the Security Interest in both (A) the assets of such Notes Guarantor and (B) any Capital Stock of such Notes Guarantor held by the Company or another Notes Guarantor, shall be released;

                           (9) the Security Interest in any Receivables Program Assets owned by or transferred to a special purpose entity (and any Capital Stock of such special purpose entity held by the Company or any Notes Guarantor) in connection with a Receivables Program otherwise permitted by this Indenture shall be released;

                           (10) the Security Interest in assets of present or future Notes Guarantors (and any Capital Stock of such Notes Guarantor held by the Company or any Notes Guarantors) that have assets with a net book value equal to or less than $1.0 million shall be released (such Officer's Certificate delivered pursuant to Section 1102(a) shall certify that the net book value of the assets of such Notes Guarantor is equal to or less than $1.0 million);

                           (11) if the Security Interest in all of the stock of any of the Company's Subsidiaries that is pledged to the Holders is released under any of clauses (1) through (10) of this Section 1102(a), the assets of such Subsidiary shall be released;

                           (12) upon a defeasance or covenant defeasance effected by the Company in accordance with Article Fourteen or upon a satisfaction and discharge of this Indenture as set forth in Article Four, the Security Interest in all of the Collateral shall be released.

provided that in each case provided in clauses (1) to (12) above, (x) at the time of such release no Default or Event of Default shall have occurred and be continuing under this Indenture and (y) the Company shall have complied with
Section 1103 and the Second Lien Collateral Trust Agreement.

                  (b) The release of the Security Interest in any part of the Collateral shall not be deemed to impair the Security Interest in other parts of the Collateral under this Indenture or be deemed to be in contravention of the provisions of this Indenture and of the Security Documents if and to the extent such Security Interest in such part of the Collateral is released pursuant to the terms of this Indenture and the Security Documents.

                  (c) Whenever any part of or all of the Security Interest is to be released pursuant to this Section 1102 and the Security Documents, the Trustee shall, if necessary, or shall cause the Second Lien Collateral Trustee to, execute any reasonable document or termination statement necessary to release the Security Interest.

                  SECTION 1103. Documents to be Delivered Prior to Release of Security Interest.

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                                      109

                  To the extent applicable, the Company and any other obligor shall cause Section 314(d) of the Trust Indenture Act relating to the release of property from the Security Interest to be complied with. Any certificate or opinion required by Section 314(d) of the Trust Indenture Act may be made by an Officer of the Company; provided, however, that to the extent required by
Section 314(d) of the Trust Indenture Act, any such certificate or opinion shall be made by an independent engineer, appraiser or other expert (as such terms are set forth in such section).

                  SECTION 1104. Pledge of Additional Collateral.

                  (a) From and after the date the Security Documents are executed and delivered and so long as the Notes are secured by the Security Interest, if:

                           (1) the Company or any Notes Guarantor shall acquire any Property and grant a first priority lien on such Property for the benefit of the holder of First Lien Obligations; or

                           (2) a Domestic Restricted Subsidiary shall become a Notes Guarantor pursuant to Section 1306,

                  then, the Company or such Notes Guarantor (in respect of the Property acquired) or such Domestic Restricted Subsidiary (in respect of all of its Properties that constitute Collateral), shall, promptly, after such acquisition of Property, if necessary, execute and deliver in respect of such Property or Properties, mortgages, deeds of trust, security agreements, pledge agreements or similar instruments (as applicable) and take all such other actions as may be deemed reasonably necessary by the Second Lien Collateral Trustee to grant a second priority lien on those additional assets or the assets of such Domestic Restricted Subsidiary to the Second Lien Collateral Trustee for the benefit of the holders of Notes (to the extent such assets constitute Collateral). The execution of such additional security documents shall vest in the Second Lien Collateral Trustee a perfected security interest, subject only to Permitted Liens and the Intercreditor Agreement, in such Property or Properties (to the extent such assets constitute Collateral) for the benefit of the Second Lien Collateral Trustee on behalf of the Holders, and thereupon all provisions of this Indenture and the applicable Security Documents relating to the Collateral shall be deemed to relate to such Property or Properties to the same extent and with the same force and effect.

                  (b) From and after the date the Security Documents are executed and delivered and so long as the Notes are secured by the Security Interest, if no First Lien Obligations exist, if the Company or the Notes Guarantors acquire additional assets that constitute Collateral, the Company or the Notes Guarantor shall grant a second priority lien on those additional assets to the Second Lien Collateral Trustee for the benefit of the holders of Notes.

                  (c) Unless and until documents granting a second lien security interest in additional Property or assets are delivered to the Second Lien Collateral Trustee as contemplated by Section 1104(a) and Section 1104(b), the Trustee and the Second Lien Collateral Trustee may assume without inquiry that the Second Lien Collateral Trustee has received all Security

Indenture

Documents required to be delivered to it pursuant to this Article Eleven and that no additional documents are required to be delivered to the Second Lien Collateral Trustee pursuant to Section 1104(a) or Section 1104(b).

                  SECTION 1105. Amendment to Security Documents.

                  (a) The Company and the Notes Guarantors shall not, amend, modify or supplement, or permit or consent to any amendment, modification or supplement of, the Security Documents in any way that would be adverse to the Holders in any material respect except in the following circumstances:

                           (1) if the controlling party (as such term is defined in the Intercreditor Agreement) under the Intercreditor Agreement agrees to any amendment or waiver of, or consent under, any provision of the collateral documents governing the First Lien Obligations with respect to which such Controlling Party is the First Lien Claimholder Representative, then such amendment, waiver or consent will automatically apply to the comparable provision in the Security Documents;

                           (2) to effectuate a release of any part of the Security Interest in the Collateral under this Article Eleven; or

                           (3) with the written consent of Holders of a majority of the principal amount of the Outstanding Notes or without the consent of any Holder in accordance with Section 901.

                  (b) Notwithstanding clauses (a)(1), an amendment, waiver or consent granted by the First Lien Collateral Trustee will not similarly modify the Security Documents if it would have the effect of imposing additional duties on the Second Lien Collateral Trustee without its consent or permitting additional Liens on the Collateral that are not permitted under the terms of this Indenture.

                                 ARTICLE TWELVE
                               REDEMPTION OF NOTES

                  SECTION 1201. Right of Redemption.

                  (a) All or a portion of the Notes may be redeemed in whole or in part and from time to time at the election of the Company, at any time on or after January 15, 2007, at the Redemption Prices (expressed as percentages of principal amount) set forth below, together with accrued and unpaid interest, including Special Interest, to but excluding the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date that is prior to the Redemption Date to receive interest due on the relevant Interest Payment Date), if redeemed during the 12-month period commencing on January 15 of the years set forth below:

                           Redemption
Year                         Price
----                         -----
2007.....................   105.188%
2008.....................   102.594%
2009 and thereafter......   100.000%

Indenture

                  (b) All or any portion of the Notes may be redeemed at once or over time at the election of the Company, at any time and from time to time prior to January 15, 2007, at a Redemption Price equal to the sum of (1) the principal amount of the Notes to be redeemed, plus (2) accrued and unpaid interest, including Special Interest, if any, to, but excluding, the Redemption Date (subject to the right of Holders on the relevant Regular Record Date that is prior to the Redemption Date to receive interest due on the relevant Interest Payment Date) plus (3) the Make-Whole Premium.

                  (c) At any time and from time to time, prior to January 15, 2006, the Company may redeem up to a maximum of 35% of the aggregate principal amount of the Notes (including any Additional Notes) in an amount not to exceed the amount of the net cash proceeds of one or more Equity Offerings at a redemption price equal to 110.375% of the principal amount of such Notes, plus accrued and unpaid interest thereon, including Special Interest, if any, to but excluding the Redemption Date (subject to the right of holders of record on the relevant Regular Record Date that is prior to the Redemption Date to receive interest due on the relevant Interest Payment Date); provided, however, that after giving effect to any such redemption, at least 65% of the aggregate principal amount of the Notes (including any Additional Notes, but excluding Notes held by the Company and its Subsidiaries) remains outstanding. Any such redemption shall be made within 90 days of such Equity Offering upon not fewer than 30 nor more than 60 days' prior notice.

                  SECTION 1202. Applicability of Article.

                  Redemption of Notes at the election of the Company, as permitted by any provision of this Indenture, shall be made in accordance with this Article.

                  SECTION 1203. Election to Redeem; Notice to Trustee.

                  The election of the Company to redeem any Notes pursuant to
Section 1201 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of the Notes, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, the principal amount of Notes to be redeemed and the subsection of this Indenture pursuant to which redemption shall occur. In the case of (a) any redemption pursuant to subsection 1201(c), the Company shall also furnish to the Trustee at the same time as the notification of the Redemption Date, an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the condition or conditions precedent to the right of the Company so to redeem have occurred or been satisfied and, (b) in case of a redemption pursuant to subsection 1201(b), the Company shall furnish to the Trustee an Officers' Certificate stating the Redemption Price no later than two Business Days prior to the Redemption Date.

                  SECTION 1204. Selection by Trustee of Notes to be Redeemed.

                  (a) If less than all the Notes are to be redeemed, the particular Notes to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee,

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                                      112
from the Outstanding Notes not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Notes of a denomination larger than $1,000; provided that the Trustee shall select the Notes to be redeemed on as nearly a pro rata basis as is practicable.

                  (b) The Trustee shall promptly notify the Company and each Note Registrar in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed.

                  (c) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Notes redeemed or to be redeemed only in part, to the portion of the principal amount of such Notes which has been or is to be redeemed.

                  SECTION 1205. Notice of Redemption.

                  (a) Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder to be redeemed, at his address appearing in the Note Register.

                  (b)      All notices of redemption shall state:

                           (1) the Redemption Date and the CUSIP or ISIN number, of the Notes, as applicable;

                           (2) the calculation of the Redemption Price, but need not include the Redemption Price itself if the redemption is pursuant to subsection 1201(b);

                           (3) whether the redemption is being made pursuant to subsection 1201(a), (b) or (c) and if being made pursuant to subsection 1201(c), a brief statement setting forth the facts showing that the condition or conditions precedent to the right of the Company so to redeem have occurred or been satisfied;

                           (4) if less than all the Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Notes to be redeemed;

                           (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Note to be redeemed and that interest thereon will cease to accrue on and after said date; and

                           (6) the place or places where such Notes are to be surrendered for payment of the Redemption Price.

                  (c) At the Company's request (which request may be revoked by the Company at any time prior to the time at which the Trustee shall have given such notice to the

Indenture

Holders), made in writing to the Trustee at least 45 days (or such shorter period as shall be satisfactory to the Trustee) prior to the Redemption Date. The Trustee shall give the notice of redemption in the name and at the expense of the Company. If, however, the Company gives such notice to the Holders, the Company shall concurrently deliver a copy of such notice to the Trustee.

                  (d) Notice of redemption shall be deemed to be given when mailed, whether or not the Holder receives the notice. In any event, failure to give such notice, or any defect therein, shall not affect the validity of the proceedings for the redemption of the Notes held by Holders to whom such notice was properly given.

                  SECTION 1206. Deposit of Redemption Price.

                  On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Notes which are to be redeemed on that date.

                  SECTION 1207. Notes Payable on Redemption Date.

                  (a)      Notice of redemption having been given as provided in
Section 1205, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Notes shall cease to bear interest. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Company at the Redemption Price, together with accrued interest to, but excluding, the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders registered as such at the close of business on the Regular Record Dates.

                  (b) If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal amount (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate provided by the Note in accordance with Section 307.

                  SECTION 1208. Notes Redeemed in Part.

                  Any Note which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee or the Authenticating Agent shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal amount of the Note so surrendered.

Indenture

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

                                ARTICLE THIRTEEN
                                   GUARANTEES

                  SECTION 1301. Notes Guarantee.

                  (a) Subject to the provisions of this Article Thirteen, each Notes Guarantor, jointly and severally, hereby fully and unconditionally guarantees to each holder of a Note authenticated and delivered by the Trustee and to the Trustee, irrespective of the validity or enforceability of this Indenture, the Notes, the Security Documents, the Registration Rights Agreement or the obligations of the Company hereunder or thereunder:

                           (1)      the due and punctual payment of the
                  principal of (and premium, if any) and interest on, the Notes, whether at Stated Maturity or on an Interest Payment Date, by acceleration, call for redemption or otherwise (subject to any applicable grace period);

                           (2) the due and punctual payment of interest on the overdue principal and premium, if any, of, and interest on, the Notes, if lawful;

                           (3) the due and punctual payment and performance (subject to any applicable grace period) of all other obligations of the Company under this Indenture and the Notes; and

                           (4) in case of any extension of time of payment or renewal of any Notes or any of such other obligations under this Indenture or under the Notes, the due and punctual payment or performance thereof (subject to any applicable grace period) in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration, call for redemption or otherwise.

                  (b) Failing payment when due by the Company of any amount so Guaranteed for whatever reason, the Notes Guarantors shall be jointly and severally obligated to pay the same immediately. An Event of Default under this Indenture or the Notes shall constitute an event of default under this Notes Guarantee, and shall entitle the Holders or the Trustee to accelerate the obligations of the Notes Guarantors hereunder in the same manner and to the same extent as the obligations of the Company.

                  (c) Each Notes Guarantor hereby agrees that (1) its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes, this Indenture, the Security Documents (if applicable), the Registration Rights Agreement (if applicable) or the obligations of the Company hereunder or thereunder, the absence of any action to enforce the same, whether or not a Notes Guarantee is affixed to any particular Note, any waiver or consent by any Holder with respect to any provisions hereof or thereof, any releases of Collateral, any amendment of this Indenture, the Notes, the Security Documents or the Registration Rights Agreement, any delays in obtaining or realizing upon or failure to obtain or realize upon the Collateral, the recovery of any judgment against the Company or any its Subsidiaries, any action to enforce the same, or any other circumstance that might otherwise constitute a legal or equitable discharge or defense of a guarantor (other than payment in full of

Indenture
the Notes) and (2) subject to Section 1307, each Notes Guarantee will not be discharged except by complete performance of the obligations of the Company under the Notes and this Indenture.

                  (d) The Notes Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Notes are pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Notes, whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Notes shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  (e) Each Notes Guarantor hereby agrees that it shall not be entitled to and irrevocably waives diligence, presentment, demand of payment, filing of claim with a court in the event of insolvency or bankruptcy of the Company, any Notes Guarantor, any other Subsidiary of the Company or any other obligor under the Notes, any right to require a proceeding first against the Company, any Notes Guarantor, any other Subsidiary of the Company or any other obligor under this Indenture, the Notes or the Security Documents and any right, protest, notice and all demands whatsoever.

                  (f) If any Holder or the Trustee is required by any court or otherwise to return to the Company, any Notes Guarantor, any other Subsidiary of the Company or any other obligor under this Indenture, the Notes or the Security Documents, or any trustee, liquidator or other similar official, any amount paid by the Company, any Notes Guarantor, any other Subsidiary of the Company or any other obligor under this Indenture, the Notes or the Security Documents to the Trustee or such Holder, the Notes Guarantees, to the extent theretofore discharged, shall be reinstated in full force and effect.

                  (g) Each Notes Guarantor agrees that, as between the Notes Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (i) the maturity of the obligations of the Company guaranteed hereby may be accelerated as provided in Article Five for the purposes of the Notes Guarantees, notwithstanding any stay, injunction or other prohibition preventing such acceleration as to the Company of the obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of those obligations as provided in Article Five, those obligations (regardless of whether due and payable) will forthwith become due and payable by each of the Notes Guarantors for the purpose of the Notes Guarantees.

                  (h) No shareholder, officer, director, employee or incorporator, past, present or future, of any Notes Guarantor, as such, shall have any personal liability under this Notes Guarantee by reason of his, her or its status as such shareholder, officer, director, employee or incorporator.

                  SECTION 1302.  Execution and Delivery of the Notes Guarantees.

Indenture

                  (a) To evidence the Notes Guarantees set forth in Section 1301, the Company and each Notes Guarantor hereby agrees that:

                           (1)      a notation of the Notes Guarantees
                  substantially as set forth on Exhibit E hereto shall be endorsed on each Note authenticated and delivered by the Trustee;

                           (2) such endorsement shall be executed on behalf of each Notes Guarantor by any one officer of such Notes Guarantor; and

                  (b) Each Notes Guarantor hereby agrees that its Notes Guarantee set forth in Section 1301 shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Notes Guarantee.

                  (c) If an officer whose signature is on this Indenture no longer holds that office at the time the Trustee authenticates the Notes on which a Notes Guarantee is endorsed, the Notes Guarantee shall nevertheless be valid.

                  (d) The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Notes Guarantees set forth in this Indenture on behalf of the Notes Guarantors.

                  (e) Such signatures upon this Indenture may be by manual or facsimile signature of such officers and may be imprinted or otherwise reproduced on this Indenture.

                  SECTION 1303.  Limitation on Notes Guarantors' Liability.

                  Each Notes Guarantor and by its acceptance hereof each Holder hereby confirms that it is the intention of all such parties that the guarantee by such Notes Guarantor pursuant to its Notes Guarantee not constitute a fraudulent transfer or conveyance for purposes of any federal or state law. To effectuate the foregoing intention, the Holders and the Notes Guarantors hereby irrevocably agree that the obligations of each Notes Guarantor under its Notes Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Notes Guarantor and to any collections from or payments made by or on behalf of any other Notes Guarantor in respect of the obligations of such other Notes Guarantor under its Notes Guarantee, result in the obligations of such Notes Guarantor under its Notes Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law and not rendering a Notes Guarantor insolvent.

                  SECTION 1304.  Rights under the Notes Guarantees.

                  (a) Until payment in full of the Notes, no payment by any Notes Guarantor pursuant to the provisions hereof shall entitle such Notes Guarantor to any payment out of any Collateral or give rise to any claim of the Notes Guarantors against the Trustee or any Holder.

                  (b) Each Notes Guarantor waives notice of the issuance, sale and purchase of the Notes and notice from the Trustee or the Holders from time to time of any of the Notes of their acceptance and reliance on its Guaranty.

Indenture

                  (c) No set-off, counterclaim, reduction or diminution of any obligation or any defense of any kind or nature (other than performance by the Notes Guarantors of their obligations hereunder) that any Notes Guarantor may have or assert against the Trustee or any Holder shall be available hereunder to such Notes Guarantor.

                  (d) Each Notes Guarantor shall pay all reasonable costs, expenses and fees, including all reasonable attorneys' fees, that may be incurred by the Trustee in enforcing or attempting to enforce the Notes Guarantees or protecting the rights of the Trustee or the Holder, if any, in accordance with this Indenture.

                  SECTION 1305.  Primary Obligations.

                  The obligations of each Notes Guarantor hereunder shall constitute a guaranty of payment and not of collection. Each Notes Guarantor agrees that it is directly liable to each Holder hereunder, that the obligations of each Notes Guarantor hereunder are independent of the obligations of the Company or any other Notes Guarantor, and that a separate action may be brought against each Notes Guarantor, whether such action is brought against the Company or any other Notes Guarantor or whether the Company or any other Notes Guarantor is joined in such action. Each Notes Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by the Trustee or the Holders of whatever remedies they may have against the Company or any other Notes Guarantor or the enforcement of any lien or realization upon any security the Trustee may at any time possess. Each Notes Guarantor agrees that any release that may be given by the Trustee or the Holders to the Company or any other Notes Guarantor shall not release such Notes Guarantor.

                  SECTION 1306.  Notes Guarantee by Future Domestic
Subsidiaries.

                  (a) The Company shall cause each Domestic Restricted Subsidiary that is not a Notes Guarantor and each Person that becomes a Domestic Restricted Subsidiary following the Issue Date (excluding, at the Company's option, Domestic Restricted Subsidiaries that have assets with a net book value equal to or less than $1 million), to execute and deliver to the Trustee:

                           (1) a supplemental indenture to the Indenture providing for a Notes Guarantee at the time such Person becomes a Domestic Restricted Subsidiary or when the net book value of the assets of such Domestic Restricted Subsidiary exceeds $1.0 million; and

                           (2) during the Security Period, supplemental security documents to the Second Lien Collateral Trustee, granting a security interest in its assets to the Second Lien Collateral Trustee for the benefit of the Holders; and

                           (3) the Company shall deliver to the Trustee an Opinion of Counsel, in form reasonably satisfactory to the Trustee, to the effect that (A) such supplemental indenture and security documents (if applicable) have been duly authorized, executed and delivered by such Domestic Restricted Subsidiary and (B) such supplemental indenture and security documents (if applicable) constitute legal, valid, binding and enforceable obligations of such Domestic Restricted

Indenture

                  Subsidiary, subject to customary exceptions and carve-outs applicable to other similar opinions.

                  (b) The fact that any Note may fail to have endorsed thereon a Notes Guarantee executed by a Notes Guarantor shall not affect the validity or enforceability of such Notes Guarantee against such Notes Guarantor.

                  SECTION 1307.  Release of Notes Guarantors.

                  (a) A Notes Guarantor shall be released from all of its obligations under its Notes Guarantee, this Indenture, the Security Documents (if applicable) and the Registration Rights Agreement (if applicable):

                           (1) in connection with any sale or other disposition of all or substantially all of the assets or all of the Capital Stock of that Notes Guarantor (including by way of merger or consolidation) to a Person that is not (either before or after giving effect to such transaction) a Domestic Restricted Subsidiary of the Company, if such sale or other disposition is in compliance with Section 1013;

                           (2) upon the designation of such Guarantor as an Unrestricted Subsidiary, in accordance with the terms of this Indenture;

                           (3) upon the delivery by the Company to the Trustees of an Officers' Certificate certifying that the net book value of the assets of such Notes Guarantor is equal to or less than $1.0 million; or

                           (4) upon the release of a Notes Guarantor from its Guarantee under the New Credit Facility; provided that such release is not given in connection with a repayment of the First Lien Obligations.

and in each case other than a release pursuant to clause (4) of this subsection
(a) the Company has delivered to the Trustee an Officers' Certificate, each stating that all conditions precedent herein provide for relating to such transactions have been complied with and that such release is authorized and permitted hereunder.

                  (b)      If all of the conditions to release contained in this
Section 1307 have been satisfied, the Trustee shall execute any documents reasonably requested by the Company or any Notes Guarantor in order to evidence the release of such Notes Guarantor from its obligations under its Notes Guarantee under this Article Thirteen, the Security Documents (if applicable) and the Registration Rights Agreement (if applicable).

                                ARTICLE FOURTEEN
                       DEFEASANCE AND COVENANT DEFEASANCE

                  SECTION 1401. Company's Option to Effect Defeasance or Covenant Defeasance.

Indenture

                  The Company may at its option, by Board Resolution, at any time, elect to have either Section 1402 or Section 1403 applied to the Outstanding Notes upon compliance with the conditions set forth below in this Article Fourteen.

                  SECTION 1402.  Defeasance and Discharge.

                  Upon the Company's exercise of the option provided in Section 1401 applicable to this Section 1402, the Company and the Notes Guarantors shall be deemed to have been discharged from their obligations with respect to the Outstanding Notes and this Indenture on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company and the Notes Guarantors shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Notes and the Company and the Notes Guarantors will be deemed to have satisfied all their other obligations under such Notes, the Notes Guarantees and this Indenture insofar as such Notes and Notes Guarantees are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of such Notes to receive, solely from the trust fund described in Section 1404 and as more fully set forth in such Section 1404, payments in respect of the principal of (and premium, if any) and interest, including Special Interest, if any, on such Notes when such payments are due, (b) the Company's obligations with respect to such Notes under Sections 304, 305, 306, 1002 and 1003, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (d) this Article Fourteen. Subject to compliance with this Article Fourteen, the Company may exercise its option under this Section 1402 notwithstanding the prior exercise of its option under
Section 1403.

                  SECTION 1403.  Covenant Defeasance.

                  Upon the Company's exercise of the option provided in Section 1401 applicable to this Section 1403, (a) the Company and the Notes Guarantors shall be released from their obligations under Sections 1005 through 1019 inclusive, Section 1306 and clause (a)(4) of Section 801, (b) the occurrence of an event specified in Sections 501(a)(3) (with respect to clause (a)(4) of Section 801), 501(a)(4) (with respect to any of Sections 1008 through 1014, inclusive, Sections 1016, 1018 and 1306 and Article Eleven), 501(a)(5), 501(a)(6), 501(a)(7) (with respect to Significant Subsidiaries or Restricted Subsidiaries that individually or in the aggregate would constitute a Significant Subsidiary), and 501(a)(8) through 501(a)(10), inclusive, shall not be deemed to be an Event of Default (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Company and its Restricted Subsidiaries may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, Clause or Article, whether directly or indirectly by reason of any reference elsewhere herein to any such Section, Clause or Article or by reason of any reference in any such Section, Clause or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Notes shall be unaffected thereby.

                  SECTION 1404.  Conditions to Defeasance or Covenant
Defeasance.

                  The following shall be the conditions to application of either
Section 1402 or Section 1403 to the then Outstanding Notes:

Indenture

                  (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Fourteen applicable to it) as trust funds in trust for the purpose of making the following payments, dedicated solely to the benefit of the Holders of such Notes, (1) money in an amount, or (2) U.S. Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (3) a combination thereof, sufficient to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (premium, if any,) and each installment of interest, including Special Interest, if any, on the Outstanding Notes on the Stated Maturity (or Redemption Date, if applicable) of such principal or installment of interest in accordance with the terms of this Indenture and of such Notes;

                  (b) The Company delivers a certificate to the Trustee (or other qualifying trustee) from a nationally recognized firm of independent certified public accountants expressing their opinion that the amounts deposited pursuant to subsection (a) of this Section 1404 (without reinvestment on the deposited money or U.S. Government Obligations or combination thereof) will provide cash at such times and in such amounts as will be sufficient to pay principal (premium, if any) and interest, including Special Interest, if any, when due on all the Notes to Stated Maturity or redemption, as the case may be;

                  (c) In the case of an election under Section 1402, the Company shall have delivered to the Trustee an Opinion of Counsel qualified to practice law in the United States stating that:

                           (1) the Company has received from, or there has been published by, the Internal Revenue Service a ruling; or

                           (2) since the date of this Indenture there has been a change in the applicable U.S. Federal income tax law,

in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the Outstanding Notes will not recognize income, gain or loss for U.S. Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to U.S. Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred;

                  (d) In the case of an election under Section 1403, the Company shall have delivered to the Trustee an Opinion of Counsel qualified to practice law in the United States to the effect that the Holders of the Outstanding Notes will not recognize gain or loss for U.S. Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to U.S. Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred;

                  (e) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to any securities of the Company;

Indenture

                  (f) No Default or Event of Default of the Company or such Person making the deposit in clause (a) shall have occurred and be continuing on the date of such deposit or, insofar as clause 501(a)(7) is concerned, at any time during the period ending on the 123rd day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                  (g) The Company shall have delivered to the Trustee an Opinion of Counsel qualified to practice law in the United States to the effect that such deposit shall not cause the trust so created to be subject to the Investment Company Act of 1940;

                  (h) Such deposit, defeasance or covenant defeasance and discharge shall not result in a breach or violation of, or constitute a default under, any other material agreement or instrument to which the Company is a party or by which the Company is bound;

                  (i) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for in this Indenture relating to either the defeasance under Section 1402 or the covenant defeasance under Section 1403 (as the case may be) have been complied with; and

                  (j) Upon satisfaction of the above conditions in order to effect a defeasance or conveyance defeasance, all Notes Guarantors will be fully and unconditionally released from their obligations under this Indenture and the Collateral shall be released from the Security Interest.

                  SECTION 1405. Deposited Money and U.S. Government Obligations to be Held in Trust; Other Miscellaneous Provisions.

                  (a)      Subject to the provisions of the last subsection of
Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively, for purposes of this Section 1405, the "Trustee") pursuant to Section 1404 in respect of the Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Notes, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

                  (b) The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against any U.S. Government Obligations deposited pursuant to Section 1404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Notes.

                  (c) Anything in this Article Fourteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written

Indenture
certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

                  SECTION 1406.  Reinstatement.

                  If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1402 or 1403 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Notes, and the obligations of the Notes Guarantors under the Notes Guarantees, shall be revived and reinstated as though no deposit had occurred pursuant to this Article Fourteen until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1402 or 1403; provided, however, that if the Company makes any payment of principal of, and premium, if any, or interest, including Special Interest, if any, on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or the Paying Agent.

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Indenture

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                            THE TRUSTEE

                                            STATE STREET BANK AND TRUST
                                            COMPANY OF CALIFORNIA,
                                            N.A.,

                                            By: /s/ Scott C. Emmons
                                               ________________________
                                               Name:  Scott C. Emmons
                                               Title: Vice President

Indenture

                                            THE COMPANY

                                            SANMINA-SCI CORPORATION

                                            By: /s/ Rick R. Ackel
                                               ________________________
                                               Name:  Rick R. Ackel
                                               Title: Executive Vice President
                                                      and Chief Financial
                                                      Officer

                                            By: /s/ Walter Boileau
                                               ________________________
                                               Name:  Walter Boileau
                                               Title: Vice President and
                                                      Treasurer

                                            NOTES GUARANTORS

                                            COMPATIBLE MEMORY, INC.

                                            ESSEX ACQUISITION
                                            SUBSIDIARY, INC.

                                            HADCO CORPORATION

                                            HADCO SANTA CLARA, INC.

                                            INTERAGENCY, INC.

                                            INTERWORKS COMPUTER
                                            PRODUCTS

                                            MANU-TRONICS, INC.

                                            MOOSE ACQUISITION
                                            SUBSIDIARY, INC.

                                            SANMINA CANADA HOLDINGS,
                                            INC.

                                            SANMINA ENCLOSURE SYSTEMS
                                            USA INC.

                                            SANMINA-SCI SYSTEMS
                                            (ALABAMA) INC.

                                            SANMINA-SCI SYSTEMS
                                            ENCLOSURES, LLC

                                            SCI ENCLOSURES (DENTON),
                                            INC.

                                            SCI HOLDINGS, INC.

                                            SCI SYSTEMS, INC.

                                            SCI TECHNOLOGY, INC.

                                            SCIMEX, INC.

                                            VIKING COMPONENTS
                                            INCORPORATED

                                            All by: /s/ Rick R. Ackel
                                                   ____________________
                                                   Name:  Rick R. Ackel
                                                   Title: Chief Financial
                                                          Officer

Indenture

                                            NOTES GUARANTORS

                                            SCI PLANT NO. 2, L.L.C.

                                            SCI PLANT NO. 3, L.L.C.

                                            SCI PLANT NO. 4, L.L.C.

                                            SCI PLANT NO. 5, L.L.C.

                                            SCI PLANT NO. 27, L.L.C.

                                            SCI PLANT NO. 30, L.L.C.

                                            All by:

                                            SANMINA-SCI SYSTEMS
                                            (ALABAMA) INC., their Sole
                                            Member

                                            /s/ Rick R. Ackel
                                            ___________________________
                                            Name:  Rick R. Ackel
                                            Title: Chief Financial Officer

Indenture

                                            NOTES GUARANTORS

                                            SCI PLANT NO. 12, L.L.C.

                                            SCI PLANT NO. 22, L.L.C.

                                            All by:

                                            SCI TECHNOLOGY, INC.,
                                            their Sole Member

                                            /s/ Rick R. Ackel
                                            ___________________________
                                            Name:  Rick R. Ackel
                                            Title: Chief Financial Officer

Indenture

                                            NOTES GUARANTORS

                                            SANMINA GENERAL, L.L.C.

                                            SANMINA LIMITED, L.L.C.

                                            SANMINA-SCI, LLC

                                            All by:

                                            SANMINA-SCI CORPORATION,
                                            their Sole Member

                                            /s/ Rick R. Ackel
                                            ___________________________
                                            Name:  Rick R. Ackel
                                            Title: Executive Vice
                                                   President and Chief
                                                   Financial Officer

Indenture

                                            NOTES GUARANTORS

                                            SANMINA TEXAS, L.P.

                                            By: SANMINA GENERAL,
                                                L.L.C.,
                                                its General Partner

                                                By: SANMINA-SCI
                                                    CORPORATION,
                                                    its Sole Member

                                            /s/ Rick R. Ackel
                                            ___________________________
                                            Name:  Rick R. Ackel
                                            Title: Executive Vice
                                                   President and Chief
                                                   Financial Officer

Indenture

                                                                       EXHIBIT A
                                 [FACE OF NOTE]

                 [APPLICABLE LEGENDS PURSUANT TO SECTION 305(C)]

                             SANMINA-SCI CORPORATION

                10.375% Senior Secured Note due January 15, 2010

                                                     [CUSIP] [ISIN] [__________]

No. ____                                                               $ ______

                  SANMINA-SCI CORPORATION, a Delaware corporation (the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, promises to pay to ____________, or its registered assigns, the principal amount of ____________ ($____) [IF THIS
NOTE IS A GLOBAL NOTE, THEN INSERT - (such principal amount may from time to time be increased or decreased to such other principal amounts (which, taken together with the principal amounts of all other Outstanding Notes, shall not exceed the sum of (a) $750,000,000 plus (b) the principal amount of any Additional Notes issued pursuant to the within-mentioned Indenture) by adjustments made on the records of the Trustee referred to in the Indenture)] on January 15, 2010.

                  Interest Payment Dates: January 15 and July 15.

                  Regular Record Dates: January 1 and July 1.

                  Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  The Notes Guarantors that are parties to the Indenture, and their successors under the Indenture, have jointly and severally, fully and unconditionally, guaranteed the payment of principal of, premium, if any, and interest on the Notes.

                  IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.

                                                     THE COMPANY:

                                                     SANMINA-SCI CORPORATION

                                                     By:________________________
                                                        Name:
                                                        Title:

                                                     By:________________________
                                                        Name:
                                                        Title:

                    (Trustee's Certificate of Authentication)

                  This is one of the 10.375% Senior Secured Notes due January 15, 2010 described in the within-mentioned Indenture.

Date:                                                STATE STREET BANK AND TRUST
                                                     COMPANY OF CALIFORNIA,
                                                     N.A., as Trustee

                                                     By:________________________
                                                        Authorized Signatory

                             [REVERSE SIDE OF NOTE]

                             SANMINA-SCI CORPORATION

                10.375% Senior Secured Note due January 15, 2010

1.       Principal and Interest.

                  The Company will pay the principal amount of this Note on January 15, 2010.

                  The Company promises to pay interest semiannually in arrears on the principal amount of this Note on each Interest Payment Date at the rate per annum shown above, commencing on July 15, 2003. Interest on the Notes will accrue from the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from December 23, 2002. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                  [IF NOTE IS A RESTRICTED NOTE, THEN INSERT -- The Holder of this Note (and any Person that has a beneficial interest in this Note) is entitled to the benefits of an Exchange and Registration Rights Agreement, dated as of December 23, 2002, and as the same may be amended from time to time (the "Registration Rights Agreement"), by and among the Company, the Notes Guarantors and the Purchasers. The Registration Rights Agreement provides that Special Interest will be payable by the Company to certain holders of the Notes for specified periods if the Company does not comply with certain of its obligations thereunder. The Company agrees to pay Special Interest, if any, accruing on this
Note in accordance with the terms of the Registration Rights Agreement.]

                  The Company shall pay interest on overdue principal and premium, if any, and interest on overdue installments of interest, to the extent lawful, at a rate per annum that is equal to 10.375%.

2.       Method of Payment.

                  The Company will pay principal as provided above and interest (except Defaulted Interest) on the principal amount of the Notes as provided above on each January 15 and July 15, to the Persons who are Holders (as reflected in the Note Register at the close of business on the January 1 or July 1 immediately preceding the Interest Payment Date, such date referred to herein as the "Regular Record Date"), in each case, even if the Note is cancelled on registration of transfer or registration of exchange after such Regular Record Date.

                  The Company will pay principal (and premium, if any), and as provided above, interest, in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal (and premium, if any), and interest by its check payable in such money. It may mail an interest check to a Holder's registered address (as reflected in the Note Register). If a payment date is a date other than a Business Day at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day and no interest shall accrue for the intervening period if and to the extent the required payment is made on the next succeeding Business Day.

3.       Paying Agent and Note Registrar.

                  Initially, the Trustee will act as authenticating agent, Paying Agent and Note Registrar. The Company may change any authenticating agent, Paying Agent or Note Registrar without notice. The Company, any Subsidiary or any Affiliate of any of them may act as Paying Agent, Note Registrar or co-Note Registrar.

4.       Indenture; Limitations.

                  The Company issued the Notes under an Indenture among the Company, each of the Notes Guarantors named therein and State Street Bank and Trust Company of California, N.A., as trustee (the "Trustee") dated as of December 23, 2002 (the "Indenture"). Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

                  The Notes are senior secured obligations of the Company.

                  The Company may, subject to the provisions of the Indenture and applicable law, issue Additional Notes under the Indenture.

5.       Optional Redemption.

                  Except as set forth below, the Notes will not be redeemable at the option of the Company prior to January 15, 2007. Starting on that date, the Company may redeem all or any portion of the Notes, at once or over time, after giving the required notice under the Indenture.

                  The Notes may be redeemed in whole or in part at the election of the Company, at any time and from time to time on or after January 15, 2007, at the Redemption Prices set forth below, plus accrued and unpaid interest, including Special Interest, if any, to, but excluding, the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date that is prior to the Redemption Date to receive interest due on the relevant Interest Payment Date). The following Redemption Prices (expressed as percentages of principal amount) are for the Notes redeemed during the 12-month period commencing on January 15 of the years set forth below:

YEAR                                  REDEMPTION PRICE
----                                  ----------------
2007................................      105.188%
2008................................      102.594%
2009 and thereafter.................      100.000%

                  At any time and from time to time prior to January 15, 2007, the Company may redeem all or any portion of the Notes after giving the required notice under the Indenture, at a Redemption Price equal to the sum of:

                  (a) the principal amount of the Notes to be redeemed, plus

                  (b) accrued and unpaid interest and Special Interest, if any, to but excluding the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date that is prior to the Redemption Date to receive interest due on the relevant Interest Payment Date), plus

                  (c)      the Make-Whole Premium (as defined in the Indenture).

                  In addition, at any time and from time to time, prior to January 15, 2006, the Company may redeem up to a maximum of 35% of the aggregate principal amount of the Notes (including any Additional Notes) in an amount not to exceed the amount of the net cash proceeds of one or more Equity Offerings at a Redemption Price equal to 110.375% of the principal amount of the Notes, plus accrued and unpaid interest thereon, including Special Interest, if any, to, but excluding, the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date that is prior to the Redemption Date to receive interest due on the relevant Interest Payment Date); provided that after giving effect to any such redemption, at least 65% of the aggregate principal amount of the Notes (including any Additional Notes, but excluding Notes held by the Company and its Subsidiaries) remains outstanding. Any such redemption shall be made within 90 days of such Equity Offering upon not fewer than 30 nor more than 60 days' prior notice.

                  In the event of redemption or purchase of this Note in part only, a new Note or Notes for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

6.       Repurchase upon Change of Control.

                  Upon the occurrence of any Change of Control, each Holder shall have the right to require the Company to repurchase its Notes in cash pursuant to the offer described in the Indenture at the Change of Control Purchase Price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the Change of Control Purchase Date.

                  A notice of such Change of Control will be mailed within 30 days after any Change of Control occurs to each Holder by first-class mail at its last address as it appears in the Note Register. Notes in original denominations larger than $1,000 may be sold to the Company in part (equal to $1,000 or an integral multiple of $1,000). On and after the Change of Control Purchase Date, interest ceases to accrue on Notes or portions of Notes surrendered for purchase by the Company, unless the Company defaults in the payment of the Change of Control Purchase Price.

7.       Denominations; Transfer; Exchange.

                  The Notes are in registered form without coupons in denominations of $1,000 of principal amount and multiples of $1,000 in excess thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Note Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Note Registrar need not register the transfer or exchange of any Notes selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part. Also, it need not issue, register the transfer of or exchange any Notes during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of Notes selected for redemption.

8.       Persons Deemed Owners.

                  A Holder shall be treated as the owner of a Note for all purposes.

9.       Amendment; Supplement; Waiver.

                  Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of Outstanding Notes, and any existing default or compliance with any provision may be waived with the consent of the Holders of at least a majority in principal amount of Outstanding Notes. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency and make any change that does not materially and adversely affect the rights of any Holder.

10.      Restrictive Covenants.

                  The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries, among other things, to Incur additional Debt, make Restricted Payments, suffer to exist restrictions on the ability of Restricted Subsidiaries to make certain payments to the Company, engage in transactions with Affiliates, suffer to exist or incur Liens, enter into sale-leaseback transactions, use the proceeds from Asset Sales, or merge, consolidate or transfer substantially all of their assets. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof an Officers' Certificate (in which one of the two Officers signing such certificate is either a principal executive officer, principal financial officer or principal accounting officer of the Company), stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture and the Security Documents (without regard to any period of grace or requirement of notice provided hereunder), and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. During a Suspension Period, the Company will not be subject to a majority of these restrictive covenants.

11.      Security

                  The Notes are secured by a security interest in the Collateral which may be released as set forth in the Indenture and the Security Documents. In addition, the Security Interest in all of the Collateral shall be permanently released upon the occurrence of a Fall-Away Event.

12.      Successor Persons.

                  When a successor person or other entity assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor person will be released from those obligations except in limited circumstances described in the Indenture.

13.      Defaults and Remedies.

                  The Indenture sets forth events that constitute an Event of Default under the Indenture. If an Event of Default shall occur and be continuing, there may be declared due and payable the principal amount (together with accrued and unpaid interest) on the Notes in the manner and with the effect provided in the Indenture. If certain bankruptcy or insolvency events occur and continue with respect to the Company or its Restricted Subsidiaries that individually or in the aggregate would constitute a Significant Subsidiary, the Notes shall automatically become due and payable in accordance with the terms of the Indenture.

14.      Notes Guarantee.

                  The Company's obligations under the Notes are fully and unconditionally guaranteed, jointly and severally, by the Notes Guarantors as such Notes Guarantors may change from time to time in accordance with the terms of the Indenture.

15.      Designation as Senior Debt.

                  The Notes are designated senior debt for purposes of the Convertible Debentures issued by the Company. The Notes Guaranty by SCI Systems, Inc. is designated senior debt for purposes of the 3% Convertible Subordinated Notes Due 2007 issued by SCI Systems, Inc.

16.      Trustee Dealings with the Company.

                  The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company, the Notes Guarantors or their Affiliates and may otherwise deal with the Company, the Notes Guarantors or their Affiliates as if it were not the Trustee.

17.      No Recourse Against Others.

                  No incorporator or any past, present or future partner, stockholder, other equityholder, officer, director, employee or controlling person, as such, of the Company, the Notes Guarantors or of any successor Person shall have any liability for any obligations of the Company or the Notes Guarantors under the Notes, the Notes Guarantees or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes and the Notes Guarantees.

18.      Authentication.

                  This Note shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Note.

19.       Abbreviations.

                  Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

                  The Company will furnish a copy of the Indenture to any Holder upon written request and without charge. Requests may be made to Sanmina-SCI Corporation, 2700 North First Street, San Jose, California 95134.

20.      Governing Law.

                  This Note shall be governed by and construed in accordance with the laws of the State of New York.

                            [FORM OF TRANSFER NOTICE]

                  FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.
___________________________________________________

Please print or typewrite name and address including zip code of assignee

___________________________________________________

the within Note and all rights thereunder, hereby irrevocably constituting and appointing ____________________________ attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

[THE FOLLOWING PROVISION TO BE INCLUDED ON ALL NOTES OTHER THAN EXCHANGE NOTES]

                  In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date the Registration Statement is declared effective or (ii) the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [Check One]

[ ] (a) this Note is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

[ ] (b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 305 of the Indenture shall have been satisfied.

Date:________________                        ___________________________________
                                             NOTICE: The signature to this
                                             assignment must correspond
                                             with the name as written upon the
                                             face of the within-mentioned
                                             instrument in every particular,
                                             without alteration or any change
                                             whatsoever.

Signature must be guaranteed by an eligible Guarantor Institution (banks, stockbrokers, savings and loan associations and credit union) with membership in an approved signature medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15).

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:_____________                           ___________________________________
                                             NOTICE: To be executed by an
                                             executive officer

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you wish to have this Note purchased by the Company pursuant to Section 1013 or 1015 of this Indenture, check the Box: [ ]

                  If you wish to have a portion of this Note purchased by the Company pursuant to Section 1013 or 1015 of the Indenture, state the principal amount: $___________________.

Date:

Your Signature: ______________________________

      (Sign exactly as your name appears on the other side of this Note)

Signature Notes Guarantee: __________________________

Signature must be guaranteed by an eligible Guarantor Institution (banks, stockbrokers, savings and loan associations and credit union) with membership in an approved signature medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15).

                                                            EXHIBIT B -- Form of
                                                       Regulation S Certificate

                            REGULATION S CERTIFICATE

State Street Bank and Trust Company
of California, N.A., as Trustee
633 West 5th Street, 12th floor
Los Angeles, CA 90071

         Re: 10.375% Senior Secured Notes due January 15, 2010 of Sanmina-SCI Corporation (the "Notes")

                  Reference is hereby made to the Indenture, dated as of December 23, 2002 (the "Indenture"), among Sanmina-SCI Corporation, the Notes Guarantors named therein and State Street Bank and Trust Company of California, N.A., as Trustee. Terms used but not defined herein and defined in Regulation S or Rule 144 under the Securities Act of 1933, as amended (the "Securities Act") or in the Indenture shall have the meanings given to them in Regulation S or Rule 144 or the Indenture, as the case may be.

                  This certificate relates to U.S. $_______________ principal amount of Notes, which are evidenced by the following certificate(s) (the "Specified Notes"):

                  CUSIP [ISIN] No(s). __________________________________________

                  CERTIFICATE No(s). ___________________________________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Notes or (ii) it is acting on behalf of all the beneficial owners of the Specified Notes and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Notes are represented by a Global Note, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Notes are not represented by a Global Note, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                  The Owner has requested that the Specified Notes be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Note or an interest therein. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, such transfer is being effected in accordance with Rule 904 of Regulation S or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

                  If the transfer is being effected in accordance with Rule 904:

                           (a) the Owner is not a distributor of the Notes, an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

                           (b) the offer of the Specified Notes was not made to a U.S. person in the United States;

                           (c)      either:

                                    (1)      at the time the buy order was
                                             originated, the Transferee was
                                             outside the United States or the
                                             Owner and any person acting on its
                                             behalf reasonably believed that the
                                             Transferee was outside the United
                                             States, or

                                    (2)      the transaction is being executed
                                             in, on or through the facilities of
                                             the Eurobond market, as regulated
                                             by the Association of International
                                             Bond Dealers, or another designated
                                             offshore securities market and
                                             neither the Owner nor any person
                                             acting on its behalf knows that the
                                             transaction has been prearranged
                                             with a buyer in the United States;

                           (d) no directed selling efforts in contravention of the requirements of Rule 904(a)(2) have been made in the United States by or on behalf of the Owner or any affiliate thereof; and

                           (e) if the Owner is a dealer in Notes or has received a selling conversion, fee or other remuneration in respect of the Specified Notes, and the transfer is to occur during the Distribution Compliance Period, then the requirements of Rule 904(b)(1) have been satisfied; and

                           (f) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

                  If the transfer is being effected pursuant to Rule 144:

                           (a)      the transfer is occurring:

                                    (1)      after a holding period of at least
                                             one year (compute in accordance
                                             with paragraph (d) of Rule 144) has
                                             elapsed since the Specified Notes
                                             were last acquired from an Issuer
                                             or from an affiliate of the
                                             Company, whichever is later, and is
                                             being effected in accordance with
                                             the applicable amount, manner of
                                             sale and notice requirements of
                                             Rule 144; or

                                    (2)      after a holding period of at least
                                             two years has elapsed since the
                                             Specified Notes were last acquired
                                             from the Issuer or form an
                                             affiliate of the Company, whichever
                                             is later, and the Owner is not, and
                                             during the preceding three months
                                             has not been, an affiliate of the
                                             Company; and

                           (b) the Specified Notes are being transferred in compliance with any applicable "blue sky" securities laws of all applicable states of the United States.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Purchasers under the Purchase Agreement.

Dated: ______________

                                             __________________________________
                                             (Print the name of the Undersigned,
                                             as such term is defined in the
                                             second subsection of this
                                             certificate.)

                                             By: ______________________________*

                                             Name: ____________________________

                                             Title: ___________________________

                                             (If the Undersigned is a
                                             corporation, partnership or
                                             fiduciary, the title of the
                                             person signing on behalf of
                                             the Undersigned must be
                                             stated.)

                                             *  Signature must be guaranteed by
                                                an eligible Guarantor
                                                Institution (banks,
                                                stockbrokers, savings and loan
                                                associations and credit unions)
                                                with membership in an approved
                                                signature medallion program
                                                pursuant to Securities and
                                                Exchange Commission Rule
                                                17Ad-15.

                                                            EXHIBIT C -- Form of
                                                    Restricted Notes Certificate

                        RESTRICTED SECURITIES CERTIFICATE

State Street Bank and Trust Company
of California, N.A., as Trustee
633 West 5th Street, 12th floor
Los Angeles, CA 90071

         Re: 10.375% Senior Secured Notes due January 15, 2010 of Sanmina-SCI Corporation (the "Notes")

                  Reference is hereby made to the Indenture, dated as of December 23, 2002 (the "Indenture"), among Sanmina-SCI Corporation, the Notes Guarantors named therein and State Street Bank and Trust Company of California, N.A., as Trustee. Terms used but not defined herein and defined in Rule 144A or Rule 144 under the Securities Act of 1933, as amended (the "Securities Act") or in the Indenture shall have the meanings given to them in Rule 144A or Rule 144 or the Indenture, as the case may be.

                  This certificate relates to U.S. $_______________ principal amount of Notes, which are evidenced by the following certificate(s) (the "Specified Notes"):

                  CUSIP [ISIN] No(s). __________________________________________

                  CERTIFICATE No(s). ___________________________________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Notes or (ii) it is acting on behalf of all the beneficial owners of the Specified Notes and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Notes are represented by a Global Note, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Notes are not represented by a Global Note, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                  The Owner has requested that the Specified Notes be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Note or an interest in a Restricted Global Note. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective Registration Statement under the Securities Act, (i) the Owner is not a U.S. person and (ii) such transfer is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as:

                  If the transfer is being effected in accordance with Rule
144A:

                           (a) the Specified Notes are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer;

                           (b) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

                           (c) the Specified Notes are being transferred in compliance with any applicable blue sky securities law of all applicable states of the United States.

                  If the transfer is being effected pursuant to Rule 144:

                           (a)      the transfer is occurring:

                                    (i) after a holding period of at least one
                           year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Notes were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                                    (ii) after a holding period of at least two
                           years has elapsed since the Specified Notes were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company; and

                           (b) the Specified Notes are being transferred in compliance with any applicable "blue sky" securities laws of all applicable states of the United States.

                  Upon giving effect to this request to exchange a beneficial interest in Regulation S Global Notes for a beneficial interest in the Restricted Global Note, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to the Restricted Global Notes pursuant to the Indenture and the Securities Act.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Purchasers under the Purchase Agreement.

Dated: _________________                     ___________________________________
                                             (Print the name of the
                                             Undersigned%, as such term is
                                             defined in the second subsection
                                             of this certificate.)

                                             By: ______________________________*

                                             Name: ____________________________

                                             Title: ___________________________

                                             (If the Undersigned is a
                                             corporation, partnership or
                                             fiduciary, the title of the
                                             person signing on behalf of the
                                             Undersigned must be stated.)

                                             *  Signature must be guaranteed by
                                                an eligible Guarantor
                                                Institution (banks,
                                                stockbrokers, savings and loan
                                                associations and credit unions)
                                                with membership in an approved
                                                signature medallion program
                                                pursuant to Securities and
                                                Exchange Commission Rule
                                                17Ad-15.

                                                            EXHIBIT D -- Form of
                                                  Unrestricted Notes Certificate

                         UNRESTRICTED NOTES CERTIFICATE

           (For transfers pursuant to Section 305(b) of the Indenture)

State Street Bank and Trust Company
of California, N.A., as Trustee
633 West 5th Street, 12th floor
Los Angeles, CA 90071

         Re: 10.375% Senior Secured Notes due January 15, 2010 of Sanmina-SCI Corporation (the "Notes")

                  Reference is made to the Indenture, dated as of December 23, 2002 (the "Indenture"), among Sanmina-SCI Corporation (the "Company"), the Note Guarantors named therein and State Street Bank and Trust Company of California, N.A., as Trustee. Terms used herein and defined in the Indenture or in Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

                  This certificate relates to U.S. $_____________ principal amount of Notes, which are evidenced by the following certificate(s) (the "Specified Notes"):

                  [CUSIP] [ISIN] No(s). ________________________________________

                  CERTIFICATE No(s). ___________________________________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Notes or (ii) it is acting on behalf of all the beneficial owners of the Specified Notes and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Notes are represented by a Global Note, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Notes are not represented by a Global Note, they are registered in the name of the undersigned, as or on behalf of the Owner.

                  The Owner has requested that the Specified Notes be exchanged for Notes bearing no Securities Act Legend pursuant to Section 305(c) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Notes were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges that any future transfers of the

Specified Notes must comply with all applicable securities laws of the states of the United States and other jurisdictions.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company, and the Purchasers.

Dated: _____________________                 ___________________________________
                                             (Print the name of the
                                             Undersigned%, as such term is
                                             defined in the second paragraph
                                             of this certificate.)

                                             By: ______________________________*

                                             Name: _____________________________

                                             Title: ____________________________

                                             (If the Undersigned is a
                                             corporation, partnership or
                                             fiduciary, the title of the
                                             person signing on behalf of the
                                             Undersigned must be stated.)

                                             *  Signature must be guaranteed by
                                                an eligible Guarantor
                                                Institution (banks,
                                                stockbrokers, savings and loan
                                                associations and credit unions)
                                                with membership in an approved
                                                signature medallion program
                                                pursuant to Notes and Exchange
                                                Commission Rule 17Ad-15.

                                 GUARANTEE
                                                               EXHIBIT E -- Form
                                                              Of Notes Guarantee

                  For good and valuable consideration received from the Company by the undersigned (hereinafter referred to as the "Notes Guarantors," which term includes any successor or additional Notes Guarantors), the receipt and sufficiency of which is hereby acknowledged, subject to Section 1303 of the Indenture, each Notes Guarantor, jointly and severally, hereby unconditionally guarantees, irrespective of the validity or enforceability of the Indenture, the Notes, the Security Documents, the Registration Rights Agreement or the obligations of any party under the Notes, the Indenture, the Security Documents or the Registration Rights Agreement, (a) the due and punctual payment of the principal of (and premium, if any) and interest, including Special Interest, if any, on the Notes, whether at Stated Maturity or on an Interest Payment Date, by acceleration, call for redemption or otherwise (subject to any applicable grace period), (b) the due and punctual payment of interest on the overdue principal and premium, if any, of the interest (including Special Interest), if any, on the Notes, if lawful, (c) the due and punctual payment and performance (subject to any applicable grace period) of all other obligations of the Company under this Note and the Indenture, all in accordance with the terms set forth therein and (d) in case of any extension of time of payment or renewal of any Notes or any of such other obligations under the Notes or the Indenture, the due and punctual payment or performance thereof (subject to any applicable grace period) in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise.

                  No past, present or future director, officer, employee, incorporator, stockholder, members or controlling person of the Notes Guarantor (or any successor entity), as such, shall have any liability under this Notes Guarantee for any obligations of the Notes Guarantor under this Note or the Indenture, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting this Note waives and releases all such liability.

                         [Signatures on following pages]

Guarantee

                  IN WITNESS WHEREOF, each of the Notes Guarantors has caused this Notes Guarantee to be signed by a duly authorized officer.

  Date:           , 2002                     NOTES GUARANTORS

                                             COMPATIBLE MEMORY, INC.

                                             ESSEX ACQUISITION SUBSIDIARY, INC.

                                             HADCO CORPORATION

                                             HADCO SANTA CLARA, INC.

                                             INTERAGENCY, INC.

                                             INTERWORKS COMPUTER PRODUCTS

                                             MANU-TRONICS, INC.

                                             MOOSE ACQUISITION SUBSIDIARY, INC.

                                             SANMINA CANADA HOLDINGS, INC.

                                             SANMINA ENCLOSURE SYSTEMS USA INC.

                                             SANMINA-SCI SYSTEMS (ALABAMA) INC.

                                             SANMINA-SCI SYSTEMS ENCLOSURES, LLC

                                             SCI ENCLOSURES (DENTON), INC.

                                             SCI HOLDINGS, INC.

                                             SCI SYSTEMS, INC.

                                             SCI TECHNOLOGY, INC.

                                             SCIMEX, INC.

                                             VIKING COMPONENTS INCORPORATED

                                             All by: ___________________________
                                                     Name:  Rick R. Ackel
                                                     Title: Chief Financial
                                                            Officer

Guarantee

                                             NOTES GUARANTORS

                                             SCI PLANT NO. 2, L.L.C.

                                             SCI PLANT NO. 3, L.L.C.

                                             SCI PLANT NO. 4, L.L.C.

                                             SCI PLANT NO. 5, L.L.C.

                                             SCI PLANT NO. 27, L.L.C.

                                             SCI PLANT NO. 30, L.L.C.

                                             All by:

                                             SANMINA-SCI SYSTEMS (ALABAMA) INC.,
                                             their Sole Member

                                             ___________________________________
                                             Name:  Rick R. Ackel
                                             Title: Chief Financial Officer

Guarantee

                                             NOTES GUARANTORS

                                             SCI PLANT NO. 12, L.L.C.

                                             SCI PLANT NO. 22, L.L.C.

                                             All by:

                                             SCI TECHNOLOGY, INC.,
                                             their Sole Member

                                             ___________________________________
                                             Name:  Rick R. Ackel
                                             Title: Chief Financial Officer

Guarantee

                                             NOTES GUARANTORS

                                             SANMINA GENERAL, L.L.C.

                                             SANMINA LIMITED, L.L.C.

                                             SANMINA-SCI, LLC

                                             All by:

                                             SANMINA-SCI CORPORATION,
                                             their Sole Member

                                             ___________________________________
                                             Name:  Rick R. Ackel
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

Guarantee

                                             NOTES GUARANTORS

                                             SANMINA TEXAS, L.P.

                                             By: SANMINA GENERAL, L.L.C.,
                                                 its General Partner

                                                 By: SANMINA-SCI CORPORATION,
                                                     its Sole Member

                                             ___________________________________
                                             Name:  Rick R. Ackel
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

Guarantee